UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2012

Date of reporting period:	9/30/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ASSET ALLOCATION FUND

ANNUAL REPORT • SEPTEMBER 30, 2012

Fund Type

Balanced/Allocation

Objective

Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Asset Allocation Fund

* Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Asset Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Gross operating expenses: Class A, 1.31%; Class B, 2.02%; Class C, 2.01%; Class R, 1.78%; Class X, 2.02%; Class Z, 1.01%. Net operating expenses: Class A, 1.29%; Class B, 2.00%; Class C, 1.99%; Class R, 1.51%; Class X, 2.00%; Class Z, .99%, after contractual reduction of management fees and/or distribution fees for Class R shares through 1/31/14.

Cumulative Total Returns (Without Sales Charge) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	20.04%	10.33%	101.16%	—
Class B	19.29	6.53	87.08	—
Class C	19.20	6.45	86.95	—
Class R	19.82	8.88	N/A	34.75% (12/17/04)
Class X	19.20	6.45	N/A	9.84 (3/26/07)
Class Z	20.46	11.98	106.57	—
Customized Blend Index	19.18	18.59	104.45	—
Barclays U.S. Aggregate Bond Index	5.16	37.20	68.00	—
S&P 500 Index	30.17	5.38	116.04	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	19.33	6.38	96.13	—

Average Annual Total Returns (With Sales Charge) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	13.44%	0.84%	6.63%	—
Class B	14.29	1.10	6.46	—
Class C	18.20	1.26	6.46	—
Class R	19.82	1.72	N/A	3.90% (12/17/04)
Class X	13.20	0.73	N/A	1.40 (3/26/07)
Class Z	20.46	2.29	7.52	—
Customized Blend Index	19.18	3.47	7.41	—
Barclays U.S. Aggregate Bond Index	5.16	6.53	5.32	—
S&P 500 Index	30.17	1.05	8.01	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	19.33	1.18	6.91	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	20.04%	1.99%	7.24%	—
Class B	19.29	1.27	6.46	—
Class C	19.20	1.26	6.46	—
Class R	19.82	1.72	N/A	3.90% (12/17/04)
Class X	19.20	1.26	N/A	1.72 (3/26/07)
Class Z	20.46	2.29	7.52	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Customized Blend Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2002) and the account values at the end of the current fiscal year (September 30, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical

Prudential Asset Allocation Fund	3

Your Fund’s Performance (continued)

investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and an annual 12b-1 fee of 0.30%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after the purchase and a 12b-1 fee of up to 1.00%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a 12b-1 fee of 1% and a CDSC of 1% for shares sold within 12 months from the date of purchase. Class R shares are not subject to sales charges, but charge a 12b-1 fee of up to 0.75%. Class X shares are subject to a maximum CDSC of 6% and an annual 12b-1 fee of 1%. Class X shares automatically convert to Class A shares on a monthly basis approximately 10 years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class X shares are closed to new investors. Class Z shares are not subject to sales charges or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Customized Blend Index

The Customized Blend Index is made up of the S&P 500 Index (50%), the Barclays U.S. Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the Morgan Stanley Capital International Europe, Australasia and Far East Net Dividend (MSCI EAFE ND) Index (5%). The Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each class. Customized Blend Index Closest Month-End to Inception cumulative total returns are 48.07% for Class R; and 25.31% for Class X. Customized Blend Index Closest Month-End to Inception average annual total returns are 5.20% for Class R; and 4.19% for Class X.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity on the securities. It gives a broad look at how short- and intermediate-term bonds have performed. Barclays U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 52.27% for Class R; and 40.37% for Class X. Barclays U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns are 5.58% for Class R; and 6.36% for Class X.

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S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 39.67% for Class R; and 14.26% for Class X. S&P 500 Index Closest Month-End to Inception average annual total returns are 4.41% for Class R; and 2.45% for Class X.

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%. Lipper Average Closest Month-End to Inception cumulative total returns are 37.59% for Class R; and 13.59% for Class X. Lipper Average Closest Month-End to Inception average annual total returns are 4.16% for Class R; and 2.28% for Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/12
Apple, Inc., Computers & Peripherals	2.2%
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	1.8
General Electric Co., Industrial Conglomerates	1.2
Chevron Corp., Oil, Gas & Consumable Fuels	1.1
Pfizer, Inc., Pharmaceuticals	1.0

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/12
Oil, Gas & Consumable Fuels	5.7%
Pharmaceuticals	3.4
Computers & Peripherals	3.0
Commercial Banks	2.5
Software	2.5

Industry weightings reflect only long-term equity investments and are subject to change.

Prudential Asset Allocation Fund	5

Strategy and Performance Overview

How did the Fund perform?

Prudential Asset Allocation Fund’s Class A shares returned 20.04% for the 12-month reporting period that ended September 30, 2012. The Fund’s Class A shares outperformed the 19.18% gain of the Customized Blend Index (described on page 4) and the 19.33% gain of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

How did the U.S. stock market perform?

The equity market in the United States returned 30.17% for the period, according to the S&P 500 Index.

•

Stocks delivered a sharp gain for the fourth quarter of 2011, and improving U.S. economic data and the Long Term Refinancing Operation (LTRO) of the European Central Bank helped equities soar further in the first quarter of 2012. The LTRO reduced stresses on the European banking sectors, cut borrowing costs for European sovereigns, and lowered the odds (at least near term) of a major financial crisis that could plunge the global economy into recession. LTRO operations were key catalysts for the major rally in risky assets in the first quarter of 2012.

•

Yet the equity market pulled back in the second quarter of 2012. Though the U.S. economic expansion continued, data clearly showed the economy was losing momentum as the European sovereign debt crisis and concerns about global growth started to impact the United States.

•

Markets returned to a risk-on mode in the third quarter of 2012, as slower global growth and a lack of inflation pressure paved the way toward more easing actions among global central banks. These actions gave investors the confidence to move further out on the risk spectrum, pushing stocks higher.

•

All 10 sectors of the S&P 500 Index finished the period in positive territory. Four sectors gained more than the S&P 500 Index for the period, including consumer discretionary, telecommunications services, financials, and information technology. The remaining sectors also delivered double-digit returns, including industrials, health care, materials, energy, consumer staples, and utilities.

How did international stock markets perform?

International equity markets rose 13.75% overall in U.S. dollar terms, as measured by the Morgan Stanley Capital International Europe Australasia and Far East (MSCI EAFE) Net Dividend Index, which tracks equity markets of economically developed nations other than the United States and Canada.

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•

Performance of individual markets varied widely for the period. Some of the largest gains were in Denmark, Belgium, Hong Kong, and Norway, each of which posted double-digit returns. Not surprisingly, the deepest losses were in Greece, Portugal, and Spain, three nations that have been hit hard by the European sovereign debt crisis.

How did the U.S. investment-grade bond market perform?

A volatile investment-grade bond market in the United States returned 5.16% overall for the period, according to the Barclays U.S. Aggregate Bond Index.

•

All sectors of the Barclays U.S. Aggregate Bond Index delivered gains for the period, such as U.S. Treasury securities, federal agency securities, investment-grade corporate bonds, residential mortgage-backed securities of federal agencies, asset-backed securities, and commercial mortgage-backed securities. (Asset-backed securities are created from pools of credit card receivables, auto loans, or certain other types of loans.)

•	The lower investment-grade rating category of the Barclays U.S. Aggregate Bond Index gained more for the period than its three higher rating categories.

•	Debt securities of financial institutions gained more for the period than bonds of industrial companies and utilities in the U.S. investment-grade corporate bond sector.

How did asset allocation decisions affect the Fund’s performance?

Quantitative Management Associates LLC (QMA) determines the Fund’s asset allocation strategy, which had a neutral impact on its performance for the period.

•

The Fund was defensively positioned towards the end of 2011, but increased its overweight positions in equities as economic data improved in the first quarter of 2012. This shift added value as equities outperformed bonds by more than 12.0% in the first quarter. However, as worries in Europe resurfaced and other economic data began to soften, QMA reduced the Fund’s risk exposure, but still maintained a slight overweight to equities. The benefit generated in the first quarter was lost as equities underperformed bonds by more than 5.0% in the second quarter of 2012.

•

The Fund remains defensively positioned in the short term as several macro concerns linger, including the U.S. election and “fiscal cliff,” the ongoing European debt crisis and recession, and the slowdown in China.

•	The Fund uses derivatives, such as futures contracts on major market indexes and interest rate swaps to gain exposure to different types of investments,

Prudential Asset Allocation Fund	7

Strategy and Performance Overview (continued)

provide liquidity for cash flows, adjust exposure to interest rate risk, or for other purposes intended to help the Fund meet its objective. During the period, exposure to derivatives did not have a material impact on its performance.

What impact did the quantitative stock strategy have on the Fund’s performance?

The equity portion of the Fund outperformed its blended benchmark by 216 basis points for the period. (A basis point equals one hundredth of a percentage point.)

•

The quantitative stock strategy performed very well, particularly among smaller cap names. Nearly all factors in the QMA model contributed to outperformance. As expected, valuation tended to do well during periods of optimism, earnings revisions were more important when investors grew more pessimistic about future economic growth, and quality was rewarded fairly steadily throughout the period.

What impact did the bond market strategy have on the Fund’s performance?

The portion of the Fund invested in bonds, which is managed by Prudential Fixed Income, outperformed the Barclays U.S. Aggregate Bond Index by more than 300 basis points for the period. The strong performance was mainly due to favorable security selection and sector allocation.

•

The positive impact of security selection was derived from three key sources. The first was investment-grade corporate bonds, specifically the Fund’s overweight exposures to the BBB rating category and to bonds of U.S. banks. The second was the Fund’s investment in shares of the Prudential Core Short-Term Bond Fund, which increased in value. The third was good issue selection in residential mortgage-backed securities and asset-backed securities.

•	The Fund derived significant benefit from having overweight positions in investment-grade corporate bonds and commercial mortgage-backed securities relative to the Barclays U.S. Aggregate Bond Index.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2012, at the beginning of the period, and held through the six-month period ended September 30, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Asset Allocation Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Asset Allocation Fund		Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,030.80	1.24%	$6.30
	Hypothetical	$1,000.00	$1,018.80	1.24%	$6.26

Class B	Actual	$1,000.00	$1,027.60	1.94%	$9.83
	Hypothetical	$1,000.00	$1,015.30	1.94%	$9.77

Class C	Actual	$1,000.00	$1,026.90	1.94%	$9.83
	Hypothetical	$1,000.00	$1,015.30	1.94%	$9.77

Class R	Actual	$1,000.00	$1,030.10	1.44%	$7.31
	Hypothetical	$1,000.00	$1,017.80	1.44%	$7.26

Class X	Actual	$1,000.00	$1,027.70	1.94%	$9.83
	Hypothetical	$1,000.00	$1,015.30	1.94%	$9.77

Class Z	Actual	$1,000.00	$1,033.00	0.94%	$4.78
	Hypothetical	$1,000.00	$1,020.30	0.94%	$4.75

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2012, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying Funds in which the Fund may invest.

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Portfolio of Investments

as of September 30, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 97.3%
COMMON STOCKS 59.9%

Aerospace & Defense 1.3%
6,900	Alliant Techsystems, Inc.	$345,759
4,822	BAE Systems PLC (United Kingdom)	25,314
1,538	Cobham PLC (United Kingdom)	5,506
700	Cubic Corp.	35,042
2,200	Curtiss-Wright Corp.	71,940
1,500	Esterline Technologies Corp.*	84,210
646	European Aeronautic Defence and Space Co. NV (France)(a)	20,475
561	Finmeccanica SpA (Italy)*(a)	2,665
13,000	General Dynamics Corp.	859,560
328	HEICO Corp.	12,690
20,400	Honeywell International, Inc.	1,218,900
6,400	Huntington Ingalls Industries, Inc.*	269,120
1,200	LMI Aerospace, Inc.*	24,528
1,209	Meggitt PLC (United Kingdom)	7,710
16,100	Northrop Grumman Corp.	1,069,523
2,807	Rolls-Royce Holdings PLC (United Kingdom)	38,211
356	Safran SA (France)	12,803
2,500	Singapore Technologies Engineering Ltd. (Singapore)	7,193
900	Sypris Solutions, Inc.	6,426
1,600	Teledyne Technologies, Inc.*	101,424
146	Thales SA (France)	5,014
1,300	United Technologies Corp.	101,777
53	Zodiac Aerospace (France)	5,175

		4,330,965

Air Freight & Logistics 0.2%
1,257	Deutsche Post AG (Germany)	24,553
1,100	Forward Air Corp.	33,451
391	TNT Express NV (Netherlands)	4,083
947	Toll Holdings Ltd. (Australia)	4,307
6,400	United Parcel Service, Inc. (Class B Stock)	458,048
600	Yamato Holdings Co. Ltd. (Japan)	9,489

		533,931

Airlines 0.1%
3,400	Alaska Air Group, Inc.*	119,204
1,800	All Nippon Airways Co. Ltd. (Japan)(a)	3,784
800	Allegiant Travel Co.*	50,688
2,000	Cathay Pacific Airways Ltd. (Hong Kong)	3,237

See Notes to Financial Statements.

Prudential Asset Allocation Fund	11

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Airlines (cont’d.)
326	Deutsche Lufthansa AG (Germany)	$4,420
1,400	International Consolidated Airlines Group SA (United Kingdom)*	3,366
1,762	Qantas Airways Ltd. (Australia)*	2,217
800	Singapore Airlines Ltd. (Singapore)	6,982

		193,898

Auto Components 0.1%
250	Aisin Seiki Co. Ltd. (Japan)	7,120
1,000	Bridgestone Corp. (Japan)	23,192
279	Cie Generale des Etablissements Michelin (France)	21,856
120	Continental AG (Germany)	11,751
300	Cooper Tire & Rubber Co.	5,754
5,900	Dana Holding Corp.	72,570
2,800	Delphi Automotive PLC (United Kingdom)*	86,800
800	Denso Corp. (Japan)	25,136
6,000	Federal-Mogul Corp.*	54,900
2,410	GKN PLC (United Kingdom)	8,359
100	Koito Manufacturing Co. Ltd. (Japan)	1,154
3,000	Lear Corp.	113,370
300	NGK Spark Plug Co. Ltd. (Japan)	3,156
300	NHK Spring Co. Ltd. (Japan)	2,578
100	NOK Corp. (Japan)	1,603
171	Nokian Renkaat OYJ (Finland)	6,955
333	Pirelli & C. SpA (Italy)	3,586
200	Stanley Electric Co. Ltd. (Japan)	2,961
300	Sumitomo Rubber Industries Ltd. (Japan)	3,568
400	Superior Industries International, Inc.	6,836
700	Tower International, Inc.*	5,397
100	Toyoda Gosei Co. Ltd. (Japan)	2,003
100	Toyota Boshoku Corp. (Japan)	1,037
250	Toyota Industries Corp. (Japan)	6,998

		478,640

Automobiles 0.7%
496	Bayerische Motoren Werke AG (Germany)	36,274
300	Daihatsu Motor Co. Ltd. (Japan)	4,998
1,359	Daimler AG (Germany)	65,778
1,358	Fiat SpA (Italy)*	7,246
121,000	Ford Motor Co.(a)	1,193,060
1,000	Fuji Heavy Industries Ltd. (Japan)	8,331

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Automobiles (cont’d.)
3,700	Harley-Davidson, Inc.	$156,769
2,400	Honda Motor Co. Ltd. (Japan)	74,173
2,000	Isuzu Motors Ltd. (Japan)	9,638
3,000	Mazda Motor Corp. (Japan)*	3,501
6,000	Mitsubishi Motors Corp. (Japan)*	5,534
3,700	Nissan Motor Co. Ltd. (Japan)	31,490
330	Peugeot SA (France)*	2,608
295	Renault SA (France)	13,844
500	Suzuki Motor Corp. (Japan)	9,711
10,200	Thor Industries, Inc.	370,464
4,100	Toyota Motor Corp. (Japan)	160,758
47	Volkswagen AG (Germany)	7,864
400	Yamaha Motor Co. Ltd. (Japan)	3,491

		2,165,532

Beverages 1.0%
1,204	Anheuser-Busch InBev NV (Belgium)	102,378
600	Asahi Group Holdings Ltd. (Japan)	14,797
160	Carlsberg A/S (Denmark) (Class B Stock)	14,176
871	Coca-Cola Amatil Ltd. (Australia)	12,228
900	Coca-Cola Bottling Co. Consolidated	61,290
37,440	Coca-Cola Co. (The)	1,420,099
2,500	Coca-Cola Enterprises, Inc.	78,175
254	Coca-Cola Hellenic Bottling Co. SA (Greece)	4,739
100	Coca-Cola West Co. Ltd. (Japan)	1,658
3,756	Diageo PLC (United Kingdom)	105,504
8,000	Dr Pepper Snapple Group, Inc.(a)	356,240
140	Heineken Holding NV (Netherlands)	6,800
353	Heineken NV (Netherlands)	21,044
1,300	Kirin Holdings Co. Ltd. (Japan)	17,383
2,200	National Beverage Corp.*	33,352
14,100	PepsiCo, Inc.	997,857
318	Pernod-Ricard SA (France)	35,679
36	Remy Cointreau SA (France)	4,140
1,433	SABMiller PLC (United Kingdom)	62,941

		3,350,480

Biotechnology 1.4%
4,000	Acorda Therapeutics, Inc.*	102,440
166	Actelion Ltd. (Switzerland)	8,310

See Notes to Financial Statements.

Prudential Asset Allocation Fund	13

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
300	Alexion Pharmaceuticals, Inc.*	$34,320
5,700	Alkermes PLC*	118,275
5,600	Alnylam Pharmaceuticals, Inc.*	105,224
12,800	Amgen, Inc.	1,079,296
7,400	Biogen Idec, Inc.*	1,104,302
18,000	Celgene Corp.*	1,375,200
765	CSL Ltd. (Australia)	36,386
2,600	Cubist Pharmaceuticals, Inc.*	123,968
900	Dusa Pharmaceuticals, Inc.*	6,111
2,500	Genomic Health, Inc.*	86,725
231	Grifols SA (Spain)*	7,629
600	Ligand Pharmaceuticals, Inc. (Class B Stock)*	10,290
5,800	PDL BioPharma, Inc.	44,602
600	Pharmacyclics, Inc.*	38,700
1,900	Targacept, Inc.*	9,291
5,000	United Therapeutics Corp.*(a)	279,400
500	Vanda Pharmaceuticals, Inc.*	2,015

		4,572,484

Building Products 0.1%
700	A.O. Smith Corp.	40,278
300	American Woodmark Corp.*	5,991
1,600	Asahi Glass Co. Ltd. (Japan)	10,644
482	Assa Abloy AB (Sweden) (Class B Stock)	15,644
591	Cie de Saint-Gobain (France)	20,760
350	Daikin Industries Ltd. (Japan)	9,052
57	Geberit AG (Switzerland)	12,394
3,600	Gibraltar Industries, Inc.*	46,152
3,400	Lennox International, Inc.	164,424
400	LIXIL Group Corp. (Japan)	9,532
1,200	NCI Building Systems, Inc.*	12,036
1,000	Patrick Industries, Inc.*	15,470
500	Toto Ltd. (Japan)	3,673
1,100	Universal Forest Products, Inc.	45,694

		411,744

Capital Markets 1.1%
1,507	3i Group PLC (United Kingdom)	5,419
1,155	Aberdeen Asset Management PLC (United Kingdom)	5,802
600	Arlington Asset Investment Corp. (Class A Stock)	14,316

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Capital Markets (cont’d.)
1,400	BlackRock Kelso Capital Corp.	$13,608
4,100	BlackRock, Inc.	731,030
1,600	Calamos Asset Management, Inc. (Class A Stock)	18,624
1,100	Cowen Group, Inc. (Class A Stock)*	2,970
1,805	Credit Suisse Group AG (Switzerland)	38,250
2,600	Daiwa Securities Group, Inc. (Japan)	9,876
1,394	Deutsche Bank AG (Germany)	55,075
2,500	Franklin Resources, Inc.	312,675
400	FXCM, Inc. (Class A Stock)	3,820
333	GAM Holding AG (Switzerland)	4,337
800	GAMCO Investors, Inc. (Class A Stock)	39,800
14,515	Goldman Sachs Group, Inc. (The)	1,650,065
890	ICAP PLC (United Kingdom)	4,615
800	INTL FCStone, Inc.*	15,248
878	Investec PLC (United Kingdom)	5,422
306	Julius Baer Group Ltd. (Switzerland)	10,672
514	Macquarie Group Ltd. (Australia)	15,072
2,620	Man Group PLC (United Kingdom)	3,484
1,900	MCG Capital Corp.	8,759
725	Mediobanca SpA (Italy)	3,874
400	Medley Capital Corp.	5,628
24,600	Morgan Stanley	411,804
1,000	New Mountain Finance Corp.	14,820
5,600	Nomura Holdings, Inc. (Japan)	19,998
10	Partners Group Holding AG (Switzerland)	2,081
4,000	PennantPark Investment Corp.	42,440
268	Ratos AB (Sweden) (Class B Stock)	2,364
340	SBI Holdings, Inc. (Japan)	2,191
151	Schroders PLC (United Kingdom)	3,701
2,400	Solar Capital Ltd.	55,008
600	SWS Group, Inc.*	3,666
500	THL Credit, Inc.	7,015
5,459	UBS AG (Switzerland)	66,460
90	Virtus Investment Partners, Inc.*	7,740
100	Walter Investment Management Corp.*	3,701

		3,621,430

Chemicals 1.6%
900	A. Schulman, Inc.	21,438
468	Air Liquide SA (France)	58,005

See Notes to Financial Statements.

Prudential Asset Allocation Fund	15

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
200	Air Water, Inc. (Japan)	$2,448
346	Akzo Nobel NV (Netherlands)	19,559
96	Arkema SA (France)	8,988
2,000	Asahi Kasei Corp. (Japan)	10,309
1,377	BASF SE (Germany)	116,169
5,200	CF Industries Holdings, Inc.	1,155,648
3,200	Chemtura Corp.*	55,104
210	Croda International PLC (United Kingdom)	8,223
500	Daicel Corp. (Japan)	2,995
700	Denki Kagaku Kogyo K.K. (Japan)	2,169
16,900	Eastman Chemical Co.	963,469
400	Georgia Gulf Corp.	14,488
13	Givaudan SA (Switzerland)	12,337
200	Hitachi Chemical Co. Ltd. (Japan)	2,697
2,362	Incitec Pivot Ltd. (Australia)	7,253
654	Israel Chemicals Ltd. (Israel)	7,929
3	Israel Corp. Ltd. (The) (Israel)	1,905
317	Johnson Matthey PLC (United Kingdom)	12,352
300	JSR Corp. (Japan)	4,910
250	K+S AG (Germany)	12,293
500	Kaneka Corp. (Japan)	2,407
300	Kansai Paint Co. Ltd. (Japan)	3,325
226	Koninklijke DSM NV (Netherlands)	11,268
1,900	Koppers Holdings, Inc.	66,367
500	Kuraray Co. Ltd. (Japan)	5,678
129	Lanxess AG (Germany)	10,697
277	Linde AG (Germany)	47,699
2,400	LSB Industries, Inc.*	105,288
5,200	LyondellBasell Industries NV (Netherlands) (Class A Stock)	268,632
2,000	Mitsubishi Chemical Holdings Corp. (Japan)	7,639
600	Mitsubishi Gas Chemical Co., Inc. (Japan)	3,009
1,300	Mitsui Chemicals, Inc. (Japan)	2,533
3,600	Monsanto Co.	327,672
14,400	Mosaic Co. (The)	829,584
300	Nitto Denko Corp. (Japan)	14,280
339	Novozymes A/S (Denmark) (Class B Stock)	9,344
2,200	Olin Corp.	47,806
526	Orica Ltd. (Australia)	13,527
3,300	PolyOne Corp.	54,681
6,600	Sherwin-Williams Co. (The)	982,806

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
600	Shin-Etsu Chemical Co. Ltd. (Japan)	$33,719
2,000	Showa Denko K.K. (Japan)	3,173
3	Sika AG (Switzerland)	6,118
83	Solvay SA (Belgium)	9,606
170	Stepan Co.	16,340
2,000	Sumitomo Chemical Co. Ltd. (Japan)	5,095
142	Syngenta AG (Switzerland)	53,071
400	Taiyo Nippon Sanso Corp. (Japan)	2,104
1,500	Teijin Ltd. (Japan)	3,665
2,300	Toray Industries, Inc. (Japan)	13,607
1,000	Tosoh Corp. (Japan)	1,899
1,500	UBE Industries Ltd. (Japan)	3,221
25	Wacker Chemie AG (Germany)(a)	1,605
290	Yara International ASA (Norway)	14,528

		5,482,681

Commercial Banks 2.5%
1,000	Aozora Bank Ltd. (Japan)	3,058
4,018	Australia & New Zealand Banking Group Ltd. (Australia)	102,683
6,533	Banca Monte dei Paschi di Siena SpA (Italy)*	1,894
500	BancFirst Corp.	21,480
8,010	Banco Bilbao Vizcaya Argentaria SA (Spain)	62,923
3,951	Banco de Sabadell SA (Spain)*	10,611
3,487	Banco Espirito Santo SA (Portugal)*	2,536
1,100	Banco Latinoamericano de Comercio Exterior SA (Class E Stock)	24,299
2,563	Banco Popolare SC (Italy)*	3,837
1,662	Banco Popular Espanol SA (Spain)(a)	3,633
14,763	Banco Santander SA (Spain)*	109,938
1,837	Bank Hapoalim BM (Israel)*	6,541
1,944	Bank Leumi Le-Israel BM (Israel)*	5,433
1,800	Bank of East Asia Ltd. (Hong Kong)	6,715
500	Bank of Kyoto Ltd. (The) (Japan)	4,230
1,800	Bank of Yokohama Ltd. (The) (Japan)	8,559
645	Bankia SA (Spain)*	1,077
900	Banner Corp.	24,390
5	Banque Cantonale Vaudoise (Switzerland)	2,592
17,424	Barclays PLC (United Kingdom)	60,451
20,700	BB&T Corp.	686,412
630	Bendigo and Adelaide Bank Ltd. (Australia)	5,006
1,449	BNP Paribas SA (France)	68,858

See Notes to Financial Statements.

Prudential Asset Allocation Fund	17

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
5,500	BOC Hong Kong Holdings Ltd. (Hong Kong)	$17,394
1,271	CaixaBank (Spain)(a)	4,779
500	Camden National Corp.	18,520
1,500	Cardinal Financial Corp.	21,450
4,600	Cathay General Bancorp	79,396
200	Centerstate Banks, Inc.	1,784
1,600	Chemical Financial Corp.	38,720
1,200	Chiba Bank Ltd. (The) (Japan)	6,976
300	Chugoku Bank Ltd. (The) (Japan)	4,227
1,100	CIT Group, Inc.*	43,329
1,100	Citizens & Northern Corp.	21,571
5,643	Commerzbank AG (Germany)*	10,072
2,387	Commonwealth Bank of Australia (Australia)	137,439
1,800	Community Trust Bancorp, Inc.	63,963
1,514	Credit Agricole SA (France)*	10,448
954	Danske Bank A/S (Denmark)*	17,217
2,700	DBS Group Holdings Ltd. (Singapore)	31,537
1,429	DNB ASA (Norway)	17,523
1,100	Eagle Bancorp, Inc.*	18,392
900	Enterprise Financial Services Corp.	12,240
280	Erste Group Bank AG (Austria)*(a)	6,248
2,000	Financial Institutions, Inc.	37,280
1,300	First Bancorp	14,989
3,800	First Commonwealth Financial Corp.	26,790
2,500	First Community Bancshares, Inc.	38,150
200	First Financial Corp.	6,268
2,700	First Interstate Bancsystem, Inc.	40,392
1,800	First Merchants Corp.	27,018
1,300	Fukuoka Financial Group, Inc. (Japan)	5,278
600	Gunma Bank Ltd. (The) (Japan)	3,047
600	Hachijuni Bank Ltd. (The) (Japan)	3,327
1,100	Hancock Holding Co.	34,045
1,200	Hang Seng Bank Ltd. (Hong Kong)	18,344
2,700	Hanmi Financial Corp.*	34,587
100	Heartland Financial USA, Inc.	2,727
300	Home Bancshares, Inc.	10,227
27,229	HSBC Holdings PLC (United Kingdom)	252,077
64,400	Huntington Bancshares, Inc.	444,360
3,200	International Bancshares Corp.	60,960
14,963	Intesa Sanpaolo SpA (Italy)	22,747

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
1,447	Intesa Sanpaolo SpA-RSP (Italy)	$1,871
400	Iyo Bank Ltd. (The) (Japan)	3,256
1,000	Joyo Bank Ltd. (The) (Japan)	4,891
249	KBC Groep NV (Belgium)	5,974
44,000	KeyCorp	384,560
400	Lakeland Financial Corp.	11,040
62,392	Lloyds Banking Group PLC (United Kingdom)*	39,122
3,800	MainSource Financial Group, Inc.	48,792
19,100	Mitsubishi UFJ Financial Group, Inc. (Japan)	89,379
180	Mizrahi Tefahot Bank Ltd. (Israel)*	1,596
34,260	Mizuho Financial Group, Inc. (Japan)	55,605
3,357	National Australia Bank Ltd. (Australia)	88,262
1,281	Natixis (France)	4,033
1,000	Nishi-Nippon City Bank Ltd. (The) (Japan)	2,315
3,947	Nordea Bank AB (Sweden)	39,027
100	OmniAmerican Bancorp, Inc.*	2,273
3,674	Oversea-Chinese Banking Corp. Ltd. (Singapore)	27,864
1,300	Peoples Bancorp, Inc.	29,757
5,900	PNC Financial Services Group, Inc.	372,290
200	Preferred Bank*	2,836
64	Raiffeisen Bank International AG (Austria)	2,318
16,300	Regions Financial Corp.	117,523
1,600	Republic Bancorp, Inc. (Class A Stock)	35,120
2,800	Resona Holdings, Inc. (Japan)	11,465
3,180	Royal Bank of Scotland Group PLC (United Kingdom)*	13,197
400	Sandy Spring Bancorp, Inc.	7,700
800	Seven Bank Ltd. (Japan)	2,441
2,000	Shinsei Bank Ltd. (Japan)(a)	2,584
800	Shizuoka Bank Ltd. (The) (Japan)	8,186
2,056	Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	17,215
1,026	Societe Generale SA (France)*	29,138
1,100	Southwest Bancorp, Inc.*	11,935
3,586	Standard Chartered PLC (United Kingdom)	81,070
400	State Bank Financial Corp.	6,596
200	StellarOne Corp.	2,632
3,000	Sterling Financial Corp.	66,810
1,967	Sumitomo Mitsui Financial Group, Inc. (Japan)	61,288
4,480	Sumitomo Mitsui Trust Holdings, Inc. (Japan)	13,300
300	Suruga Bank Ltd. (Japan)	3,400
2,900	Susquehanna Bancshares, Inc.	30,334

See Notes to Financial Statements.

Prudential Asset Allocation Fund	19

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
731	Svenska Handelsbanken AB (Sweden) (Class A Stock)	$27,387
1,273	Swedbank AB (Sweden) (Class A Stock)	23,914
200	Trico Bancshares	3,306
29,508	U.S. Bancorp	1,012,124
5,845	UniCredit SpA (Italy)*	24,276
800	Union First Market Bankshares Corp.	12,448
1,160	Unione di Banche Italiane ScpA (Italy)	4,287
1,900	United Overseas Bank Ltd. (Singapore)	30,299
400	Univest Corp. of Pennsylvania	7,200
200	Virginia Commerce Bancorp, Inc.*	1,750
400	Washington Trust Bancorp, Inc.	10,508
1,900	Webster Financial Corp.	45,030
70,241	Wells Fargo & Co.	2,425,422
2,000	WesBanco, Inc.	41,420
900	West Bancorporation, Inc.	10,845
4,580	Westpac Banking Corp. (Australia)	117,435
1,400	Wilshire Bancorp, Inc.*	8,820
500	Wing Hang Bank Ltd. (Hong Kong)	4,682
300	Yamaguchi Financial Group, Inc. (Japan)	2,428

		8,445,570

Commercial Services & Supplies 0.2%
3,700	ACCO Brands Corp.*	24,013
415	Aggreko PLC (United Kingdom)	15,500
523	Babcock International Group PLC (United Kingdom)	7,829
2,330	Brambles Ltd. (Australia)	16,884
3,600	Brink’s Co. (The)	92,484
400	Consolidated Graphics, Inc.*	10,436
1,100	Courier Corp.	13,442
800	Dai Nippon Printing Co. Ltd. (Japan)	5,578
900	Deluxe Corp.	27,504
263	Edenred (France)	7,389
900	Encore Capital Group, Inc.*	25,434
2,189	G4S PLC (United Kingdom)	9,392
1,200	Intersections, Inc.	12,648
1,000	Mine Safety Appliances Co.	37,270
300	Secom Co. Ltd. (Japan)	15,637
486	Securitas AB (Sweden) (Class B Stock)	3,646
773	Serco Group PLC (United Kingdom)	7,240
40	Societe BIC SA (France)	4,833

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
700	Standard Parking Corp.*	$15,701
6,500	Steelcase, Inc. (Class A Stock)	64,025
3,800	Sykes Enterprises, Inc.*	51,072
200	Team, Inc.*	6,370
2,300	Tetra Tech, Inc.*	60,398
900	Toppan Printing Co. Ltd. (Japan)	5,220
1,600	Tyco International Ltd.	90,016
400	US Ecology, Inc.	8,632

		638,593

Communications Equipment 1.3%
3,377	Alcatel-Lucent (France)*(a)	3,728
2,100	ARRIS Group, Inc.*	26,859
1,500	Black Box Corp.	38,265
600	CalAmp Corp.*	4,926
113,366	Cisco Systems, Inc.	2,164,157
4,100	Emulex Corp.*	29,561
1,300	Globecomm Systems, Inc.*	14,495
2,200	Ixia*	35,354
600	Loral Space & Communications, Inc.	42,660
5,426	Nokia OYJ (Finland)	14,015
2,300	Plantronics, Inc.	81,259
27,000	QUALCOMM, Inc.	1,687,230
4,515	Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	41,137
5,200	Tellabs, Inc.	18,408
800	Tessco Technologies, Inc.	16,936

		4,218,990

Computers & Peripherals 3.0%
10,800	Apple, Inc.	7,206,408
1,600	Avid Technology, Inc.*	15,136
1,300	Datalink Corp.*	10,764
66,600	Dell, Inc.	656,676
1,200	Electronics for Imaging, Inc.*	19,932
22,500	EMC Corp.*	613,575
2,500	Fujitsu Ltd. (Japan)	9,386
123	Gemalto NV (France)	10,819
74,700	Hewlett-Packard Co.	1,274,382
4,000	NEC Corp. (Japan)*	6,348
200	Seiko Epson Corp. (Japan)	1,221

See Notes to Financial Statements.

Prudential Asset Allocation Fund	21

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Computers & Peripherals (cont’d.)
6,200	Toshiba Corp. (Japan)	$19,871

		9,844,518

Construction & Engineering 0.2%
207	ACS Actividades de Construccion y Servicios SA (Spain)	4,264
1,105	Balfour Beatty PLC (United Kingdom)	5,419
292	Bouygues SA (France)	7,130
200	Chiyoda Corp. (Japan)	3,107
1,100	EMCOR Group, Inc.	31,394
625	Ferrovial SA (Spain)	8,132
36	Hochtief AG (Germany)*	1,687
300	JGC Corp. (Japan)	9,991
1,300	Kajima Corp. (Japan)	3,546
200	Kinden Corp. (Japan)	1,258
90	Koninklijke Boskalis Westminster NV (Netherlands)	3,254
218	Leighton Holdings Ltd. (Australia)	3,730
400	MYR Group, Inc.*	7,980
1,000	Obayashi Corp. (Japan)	4,557
4,000	Primoris Services Corp.	52,200
1,000	Shimizu Corp. (Japan)	3,364
582	Skanska AB (Sweden) (Class B Stock)	9,418
1,500	Taisei Corp. (Japan)	4,298
10,100	URS Corp.	356,631
680	Vinci SA (France)	28,963

		550,323

Construction Materials 0.1%
1,208	Boral Ltd. (Australia)	4,787
1,060	CRH PLC (Ireland)	20,432
2,800	Eagle Materials, Inc.	129,528
979	Fletcher Building Ltd. (New Zealand)	5,635
201	HeidelbergCement AG (Germany)	10,531
343	Holcim Ltd. (Switzerland)	21,846
53	Imerys SA (France)	3,110
681	James Hardie Industries SE (Australia)	6,116
283	Lafarge SA (France)	15,241
1,000	Taiheiyo Cement Corp. (Japan)	2,153

		219,379

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Consumer Finance 0.5%
100	Aeon Credit Service Co. Ltd. (Japan)	$2,150
980	Credit Acceptance Corp.*	83,800
200	Credit Saison Co. Ltd. (Japan)	4,832
15,900	Discover Financial Services	631,707
4,200	Nelnet, Inc. (Class A Stock)	99,708
50,000	SLM Corp.	786,000

		1,608,197

Containers & Packaging 0.1%
1,873	Amcor Ltd. (Australia)	15,029
21,400	Owens-Illinois, Inc.*	401,464
1,361	Rexam PLC (United Kingdom)	9,558
200	Toyo Seikan Kaisha Ltd. (Japan)	2,136

		428,187

Distributors
800	Core-Mark Holding Co., Inc.	38,488
200	Jardine Cycle & Carriage Ltd. (Singapore)	7,807
8,000	Li & Fung Ltd. (Hong Kong)	12,336

		58,631

Diversified Consumer Services
600	American Public Education, Inc.*	21,858
100	Benesse Holdings, Inc. (Japan)	4,839
1,600	Capella Education Co.*	56,096
1,100	Education Management Corp.*	3,421
1,000	Grand Canyon Education, Inc.*	23,530
900	Hillenbrand, Inc.	16,371
800	Lincoln Educational Services Corp.	3,360

		129,475

Diversified Financial Services 1.5%
246	ASX Ltd. (Australia)	7,517
34,645	Bank of America Corp.	305,915
47,970	Citigroup, Inc.	1,569,578
284	Deutsche Boerse AG (Germany)	15,717
46	Eurazeo (France)	2,107
130	Exor SpA (Italy)	3,269
3,000	First Pacific Co. Ltd. (Hong Kong)	3,244
500	Gain Capital Holdings, Inc.	2,465

See Notes to Financial Statements.

Prudential Asset Allocation Fund	23

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
125	Groupe Bruxelles Lambert SA (Belgium)	$9,276
1,600	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	24,038
183	Industrivarden AB (Sweden) (Class C Stock)	2,619
5,643	ING Groep NV (Netherlands)*	44,590
319	Investment AB Kinnevik (Sweden) (Class B Stock)	6,624
707	Investor AB (Sweden) (Class B Stock)	15,563
71,230	JPMorgan Chase & Co.	2,883,390
246	London Stock Exchange Group PLC (United Kingdom)	3,746
90	Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	3,789
700	NASDAQ OMX Group, Inc. (The)	16,307
160	ORIX Corp. (Japan)	16,026
40	Pargesa Holding SA (Switzerland)	2,650
184	Pohjola Bank PLC (Finland) (Class A Stock)	2,421
1,300	Singapore Exchange Ltd. (Singapore)	7,389
44	Wendel SA (France)	3,715

		4,951,955

Diversified Telecommunication Services 1.7%
68,710	AT&T, Inc.	2,590,367
236	Belgacom SA (Belgium)	7,203
2,949	Bezeq the Israeli Telecommunication Corp. Ltd. (Israel)	3,425
11,703	BT Group PLC (United Kingdom)	43,598
1,300	Cbeyond, Inc.*	12,818
4,211	Deutsche Telekom AG (Germany)	51,814
215	Elisa OYJ (Finland)	4,860
2,780	France Telecom SA (France)	33,538
400	IDT Corp. (Class B Stock)	4,108
35	Iliad SA (France)	5,698
640	Inmarsat PLC (United Kingdom)	6,097
1,467	Koninklijke KPN NV (Netherlands)	11,209
700	Nippon Telegraph & Telephone Corp. (Japan)	33,306
6,200	PCCW Ltd. (Hong Kong)	2,528
974	Portugal Telecom SGPS SA (Portugal)	4,815
3,000	Premiere Global Services, Inc.*	28,050
500	Primus Telecommunications Group, Inc.	7,635
11,800	Singapore Telecommunications Ltd. (Singapore)	30,727
35	Swisscom AG (Switzerland)	14,067
766	TDC A/S (Denmark)	5,580
3,118	Telecom Corp. of New Zealand Ltd. (New Zealand)	6,139
14,575	Telecom Italia SpA (Italy)	14,609

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)
8,595	Telecom Italia SpA-RSP (Italy)	$7,527
6,045	Telefonica SA (Spain)	80,594
322	Telekom Austria AG (Austria)	2,276
88	Telenet Group Holding NV (Belgium)	3,941
1,065	Telenor ASA (Norway)	20,765
3,212	TeliaSonera AB (Sweden)	23,119
6,379	Telstra Corp. Ltd. (Australia)	25,860
55,850	Verizon Communications, Inc.	2,545,084
1,932	Vivendi SA (France)	37,675
2,800	Vonage Holdings Corp.*	6,384

		5,675,416

Electric Utilities 1.1%
37	Acciona SA (Spain)	2,106
700	Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	4,233
1,000	Chubu Electric Power Co., Inc. (Japan)	12,985
500	Chugoku Electric Power Co., Inc. (The) (Japan)	6,646
2,500	CLP Holdings Ltd. (Hong Kong)	21,220
574	Contact Energy Ltd. (New Zealand)*	2,511
19,000	Duke Energy Corp.	1,231,200
2,811	EDP - Energias de Portugal SA (Portugal)	7,738
3,100	El Paso Electric Co.	106,175
373	Electricite de France SA (France)	7,815
9,869	Enel SpA (Italy)	34,901
13,000	Entergy Corp.	900,900
689	Fortum OYJ (Finland)	12,688
300	Hokkaido Electric Power Co., Inc. (Japan)	2,435
300	Hokuriku Electric Power Co. (Japan)	3,636
5,821	Iberdrola SA (Spain)	26,391
700	IDACORP, Inc.	30,289
1,100	Kansai Electric Power Co., Inc. (The) (Japan)	8,580
700	Kyushu Electric Power Co., Inc. (Japan)	5,773
300	MGE Energy, Inc.	15,897
24,100	NV Energy, Inc.	434,041
3,200	Portland General Electric Co.	86,528
2,000	Power Assets Holdings Ltd. (Hong Kong)	16,982
3,900	PPL Corp.	113,295
168	Red Electrica Corp. SA (Spain)	7,965
200	Shikoku Electric Power Co., Inc. (Japan)	2,255
11,000	Southern Co. (The)	506,990

See Notes to Financial Statements.

Prudential Asset Allocation Fund	25

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
2,261	SP AusNet (Australia)	$2,451
1,469	SSE PLC (United Kingdom)	33,020
2,027	Terna Rete Elettrica Nazionale SpA (Italy)	7,554
600	Tohoku Electric Power Co., Inc. (Japan)	4,822
2,200	Tokyo Electric Power Co., Inc. (The) (Japan)*	3,622
82	Verbund AG (Austria)	1,697

		3,665,341

Electrical Equipment 0.6%
3,297	ABB Ltd. (Switzerland)	61,839
320	Alstom SA (France)	11,220
200	AZZ, Inc.	7,596
11,900	Babcock & Wilcox Co. (The)*	303,093
300	Belden, Inc.	11,064
3,600	Brady Corp. (Class A Stock)	105,408
26,900	Emerson Electric Co.	1,298,463
3,000	EnerSys, Inc.*	105,870
1,000	Fuji Electric Co. Ltd. (Japan)	2,028
1,000	Furukawa Electric Co. Ltd. (Japan)	1,879
500	GS Yuasa Corp. (Japan)	2,079
800	Hubbell, Inc. (Class B Stock)	64,592
339	Legrand SA (France)	12,777
2,700	Mitsubishi Electric Corp. (Japan)	19,901
200	Nidec Corp. (Japan)	14,610
294	Prysmian SpA (Italy)	5,244
400	Roper Industries, Inc.	43,956
782	Schneider Electric SA (France)	46,281
1,100	Sumitomo Electric Industries Ltd. (Japan)	11,633
200	Ushio, Inc. (Japan)	2,399

		2,131,932

Electronic Equipment, Instruments & Components 0.3%
1,000	Agilysys, Inc.*	8,600
900	Anixter International, Inc.	51,714
3,700	Arrow Electronics, Inc.*	124,727
8,400	Avnet, Inc.*	244,356
1,500	Benchmark Electronics, Inc.*	22,905
700	Checkpoint Systems, Inc.*	5,796
400	Citizen Holdings Co. Ltd. (Japan)	2,022
217	DTS, Inc.*	5,052

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
900	Foxconn International Holdings Ltd. (Hong Kong)*	$295
700	FUJIFILM Holdings Corp. (Japan)	11,724
100	Hamamatsu Photonics K.K. (Japan)	3,436
370	Hexagon AB (Sweden) (Class B Stock)	7,931
50	Hirose Electric Co. Ltd. (Japan)	5,597
100	Hitachi High-Technologies Corp. (Japan)	2,414
7,000	Hitachi Ltd. (Japan)	38,872
700	Hoya Corp. (Japan)	15,357
200	Ibiden Co. Ltd. (Japan)	2,926
15,200	Ingram Micro, Inc. (Class A Stock)*	231,496
3,500	Insight Enterprises, Inc.*	61,180
900	Kemet Corp.*	3,960
66	Keyence Corp. (Japan)	16,901
250	Kyocera Corp. (Japan)	21,662
300	Methode Electronics, Inc.	2,913
350	Murata Manufacturing Co. Ltd. (Japan)	18,633
600	Nippon Electric Glass Co. Ltd. (Japan)	3,306
300	Omron Corp. (Japan)	5,765
400	OSI Systems, Inc.*	31,136
1,100	PC Connection, Inc.	12,661
14,500	Power-One, Inc.*	81,200
1,400	Sanmina-SCI Corp.*	11,886
200	ScanSource, Inc.*	6,404
300	Shimadzu Corp. (Japan)	2,106
2,700	SYNNEX Corp.*	87,966
200	TDK Corp. (Japan)	7,437
300	Yaskawa Electric Corp. (Japan)	2,001
300	Yokogawa Electric Corp. (Japan)	3,462

		1,165,799

Energy Equipment & Services 0.9%
245	Aker Solutions ASA (Norway)	4,640
453	AMEC PLC (United Kingdom)	8,383
3,100	Atwood Oceanics, Inc.*	140,895
1,000	Bristow Group, Inc.	50,550
196	Cie Generale de Geophysique-Veritas (France)*	6,171
6,600	Ensco PLC (Class A Stock)	360,096
110	Fugro NV (Netherlands)	7,480
180	Geospace Technologies Corp.*	22,034
400	Global Geophysical Services, Inc.*	2,204

See Notes to Financial Statements.

Prudential Asset Allocation Fund	27

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
6,300	Helix Energy Solutions Group, Inc.*	$115,101
2,500	Matrix Service Co.*	26,425
1,600	Mitcham Industries, Inc.*	25,488
600	Natural Gas Services Group, Inc.*	8,970
5,700	Oceaneering International, Inc.	314,925
8,300	Parker Drilling Co.*	35,109
375	Petrofac Ltd. (United Kingdom)	9,659
411	Saipem SpA (Italy)	19,737
270	SBM Offshore NV (Netherlands)*	3,848
23,500	Schlumberger Ltd.	1,699,755
546	Seadrill Ltd. (Norway)	21,320
437	Subsea 7 SA (Norway)	10,084
151	Technip SA (France)	16,787
708	Tenaris SA (Italy)	14,448
546	Transocean Ltd.	24,354
321	WorleyParsons Ltd. (Australia)	9,366

		2,957,829

Food & Staples Retailing 1.4%
900	Aeon Co. Ltd. (Japan)	10,163
100	Arden Group, Inc. (Class A Stock)	9,702
866	Carrefour SA (France)	17,961
87	Casino Guichard Perrachon SA (France)	7,702
108	Colruyt SA (Belgium)	4,704
30,800	CVS Caremark Corp.	1,491,336
149	Delhaize Group SA (Belgium)	5,753
949	Distribuidora Internacional de Alimentacion SA (Spain)	5,238
100	FamilyMart Co. Ltd. (Japan)	4,913
1,700	Harris Teeter Supermarkets, Inc.	66,028
200	Ingles Markets, Inc. (Class A Stock)	3,270
1,894	J Sainsbury PLC (United Kingdom)	10,628
313	Jeronimo Martins SGPS SA (Portugal)	5,223
83	Kesko OYJ (Finland) (Class B Stock)	2,352
1,574	Koninklijke Ahold NV (Netherlands)	19,715
8,900	Kroger Co. (The)	209,506
100	Lawson, Inc. (Japan)	7,676
1,342	Metcash Ltd. (Australia)	4,913
201	Metro AG (Germany)	6,012
700	Nash Finch Co.	14,294
2,000	Olam International Ltd. (Singapore)	3,318

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
1,150	Seven & I Holdings Co. Ltd. (Japan)	$35,240
12,054	Tesco PLC (United Kingdom)	64,623
300	Village Super Market, Inc. (Class A Stock)	11,028
10,500	Walgreen Co.	382,620
23,200	Wal-Mart Stores, Inc.	1,712,160
1,509	Wesfarmers Ltd. (Australia)	53,407
4,800	Whole Foods Market, Inc.	467,520
3,461	WM Morrison Supermarkets PLC (United Kingdom)	15,939
1,845	Woolworths Ltd. (Australia)	54,939

		4,707,883

Food Products 1.3%
1,000	Ajinomoto Co., Inc. (Japan)	15,663
100	Alico, Inc.	3,123
39,000	Archer-Daniels-Midland Co.	1,060,020
136	Aryzta AG (Switzerland)	6,522
553	Associated British Foods PLC (United Kingdom)	11,511
2	Barry Callebaut AG (Switzerland)	1,855
9,200	Bunge Ltd.	616,860
868	Danone SA (France)	53,440
6,700	Darling International, Inc.*	122,543
916	D.E Master Blenders 1753 NV (Netherlands)*	11,035
1,700	Fresh Del Monte Produce, Inc.	43,520
4,700	General Mills, Inc.	187,295
8,300	Golden Agri-Resources Ltd. (Singapore)	4,437
1,600	Hormel Foods Corp.(a)	46,784
14,600	Ingredion, Inc.	805,336
232	Kerry Group PLC (Ireland) (Class A Stock)	11,881
300	Kikkoman Corp. (Japan)	4,097
4,300	Kraft Foods, Inc. (Class A Stock)	177,805
1	Lindt & Spruengli AG (Switzerland)	3,164
100	Meiji Holdings Co. Ltd. (Japan)	4,963
4,968	Nestle SA (Switzerland)	313,240
300	Nippon Meat Packers, Inc. (Japan)	3,847
500	Nisshin Seifun Group, Inc. (Japan)	6,147
100	Nissin Foods Holdings Co. Ltd. (Japan)	3,917
1,800	Omega Protein Corp.*	12,348
3,900	Pilgrim’s Pride Corp.*	19,929
90	Suedzucker AG (Germany)	3,186
724	Tate & Lyle PLC (United Kingdom)	7,780

See Notes to Financial Statements.

Prudential Asset Allocation Fund	29

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Food Products (cont’d.)
100	Toyo Suisan Kaisha Ltd. (Japan)	$2,502
34,700	Tyson Foods, Inc. (Class A Stock)	555,894
2,442	Unilever NV (Netherlands)	86,392
1,924	Unilever PLC (United Kingdom)	69,967
3,000	Wilmar International Ltd. (Singapore)	7,921
150	Yakult Honsha Co. Ltd. (Japan)	7,113
200	Yamazaki Baking Co. Ltd. (Japan)	2,677

		4,294,714

Gas Utilities 0.1%
1,038	APA Group (Australia)(a)	5,092
600	Chesapeake Utilities Corp.	28,416
278	Enagas SA (Spain)	5,484
476	Gas Natural SDG SA (Spain)	6,738
8,129	Hong Kong & China Gas Co. Ltd. (Hong Kong)	20,549
2,700	Osaka Gas Co. Ltd. (Japan)	11,879
2,494	Snam SpA (Italy)	11,057
1,100	Southwest Gas Corp.	48,620
600	Toho Gas Co. Ltd. (Japan)	3,981
3,800	Tokyo Gas Co. Ltd. (Japan)	20,896
7,800	UGI Corp.	247,650
900	WGL Holdings, Inc.	36,225

		446,587

Healthcare Equipment & Supplies 1.2%
400	Abaxis, Inc.*	14,368
200	Atrion Corp.	44,300
4,800	Baxter International, Inc.	289,248
700	C.R. Bard, Inc.	73,255
1,800	Cantel Medical Corp.	48,744
6,700	CareFusion Corp.*	190,213
301	Cie Generale d’Optique Essilor International SA (France)	28,186
80	Cochlear Ltd. (Australia)	5,550
37	Coloplast A/S (Denmark) (Class B Stock)	7,704
7,300	Covidien PLC	433,766
2,400	Cyberonics, Inc.*	125,808
568	Elekta AB (Sweden) (Class B Stock)	7,501
311	Getinge AB (Sweden) (Class B Stock)	9,384
8,300	Hill-Rom Holdings, Inc.	241,198
300	ICU Medical, Inc.*	18,144

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
1,800	Intuitive Surgical, Inc.*	$892,134
2,100	Invacare Corp.	29,694
4,500	Masimo Corp.*	108,810
13,800	Medtronic, Inc.	595,056
600	Natus Medical, Inc.*	7,842
300	Olympus Corp. (Japan)*	5,857
300	Orthofix International NV*	13,425
1,700	RTI Biologics, Inc.*	7,089
1,390	Smith & Nephew PLC (United Kingdom)	15,342
74	Sonova Holding AG (Switzerland)	7,479
700	Spectranetics Corp.*	10,325
7,500	St. Jude Medical, Inc.	315,975
3,200	STERIS Corp.	113,504
17	Straumann Holding AG (Switzerland)	2,261
3,100	Stryker Corp.	172,546
1,000	SurModics, Inc.*	20,220
100	Sysmex Corp. (Japan)	4,809
200	Terumo Corp. (Japan)	8,599
500	Vascular Solutions, Inc.*	7,405
800	West Pharmaceutical Services, Inc.	42,456
41	William Demant Holding A/S (Denmark)*	3,675
1,700	Young Innovations, Inc.	66,470

		3,988,342

Healthcare Providers & Services 1.4%
22,700	Aetna, Inc.	898,920
100	Alfresa Holdings Corp. (Japan)	4,926
600	Almost Family, Inc.*	12,768
300	Amedisys, Inc.*	4,143
123	Celesio AG (Germany)	2,193
310	Fresenius Medical Care AG & Co. KGaA (Germany)	22,731
182	Fresenius SE & Co. KGaA (Germany)	21,129
7,900	Humana, Inc.	554,185
1,000	Magellan Health Services, Inc.*	51,610
200	Medipal Holdings Corp. (Japan)	2,753
100	Miraca Holdings, Inc. (Japan)	4,491
1,100	National Healthcare Corp.	52,514
2,000	PharMerica Corp.*	25,320
1,900	Providence Service Corp. (The)*	24,681
189	Ramsay Health Care Ltd. (Australia)	4,698

See Notes to Financial Statements.

Prudential Asset Allocation Fund	31

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Providers & Services (cont’d.)
7,100	Select Medical Holdings Corp.*	$79,733
2,400	Skilled Healthcare Group, Inc. (Class A Stock)*	15,432
575	Sonic Healthcare Ltd. (Australia)	8,055
100	Suzuken Co. Ltd. (Japan)	3,315
1,300	Team Health Holdings, Inc.*	35,269
1,400	Triple-S Management Corp. (Class B Stock)*	29,260
33,100	UnitedHealth Group, Inc.	1,834,071
1,000	Universal American Corp.*	9,240
500	WellCare Health Plans, Inc.*	28,275
18,700	WellPoint, Inc.	1,084,787

		4,814,499

Healthcare Technology 0.1%
1,500	Computer Programs & Systems, Inc.	83,325
4,200	MedAssets, Inc.*	74,760
1,700	Omnicell, Inc.*	23,630
3,100	Quality Systems, Inc.	57,505

		239,220

Hotels, Restaurants & Leisure 1.3%
229	Accor SA (France)	7,638
400	AFC Enterprises, Inc.*	9,840
200	Ameristar Casinos, Inc.	3,560
164	Autogrill SpA (Italy)	1,558
120	Biglari Holdings, Inc.*	43,807
2,400	Bob Evans Farms, Inc.	93,912
281	Carnival PLC (United Kingdom)	10,359
1,400	CEC Entertainment, Inc.	42,168
2,816	Compass Group PLC (United Kingdom)	31,081
461	Crown Ltd. (Australia)	4,335
2,000	Denny’s Corp.*	9,700
1,074	Echo Entertainment Group Ltd. (Australia)	4,247
200	Einstein Noah Restaurant Group, Inc.	3,538
700	Fiesta Restaurant Group, Inc.*	11,109
2,300	Galaxy Entertainment Group Ltd. (Hong Kong)*	7,642
8,500	Genting Singapore PLC (Singapore)	9,450
452	InterContinental Hotels Group PLC (United Kingdom)	11,824
19,600	International Game Technology	256,564
700	International Speedway Corp. (Class A Stock)	19,859
2,500	Interval Leisure Group, Inc.	47,325

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
900	Isle of Capri Casinos, Inc.*	$6,255
1,300	Jack in the Box, Inc.*	36,543
200	Marcus Corp.	2,220
16,968	McDonald’s Corp.	1,556,814
100	McDonald’s Holdings Co. Japan Ltd. (Japan)	2,849
1,000	MGM China Holdings Ltd. (Hong Kong)	1,718
302	OPAP SA (Greece)	1,552
100	Oriental Land Co. Ltd. (Japan)	13,167
4,600	Panera Bread Co. (Class A Stock)*	786,094
1,600	Papa John’s International, Inc.*	85,456
3,900	Pinnacle Entertainment, Inc.*	47,775
500	Ruth’s Hospitality Group, Inc.*	3,185
3,300	Sands China Ltd. (Hong Kong)	12,218
2,000	Shangri-La Asia Ltd. (Hong Kong)	3,868
3,000	SJM Holdings Ltd. (Hong Kong)	6,483
684	SKYCITY Entertainment Group Ltd. (New Zealand)	2,140
146	Sodexo (France)	10,993
997	Tabcorp Holdings Ltd. (Australia)	2,849
1,961	Tatts Group Ltd. (Australia)	5,491
1,100	Texas Roadhouse, Inc.	18,810
668	TUI Travel PLC (United Kingdom)	2,525
277	Whitbread PLC (United Kingdom)	10,145
7,300	Wyndham Worldwide Corp.	383,104
2,000	Wynn Macau Ltd. (Hong Kong)	5,362
9,600	Yum! Brands, Inc.	636,864

		4,273,996

Household Durables 0.3%
2,260	Blyth, Inc.	58,737
300	Casio Computer Co. Ltd. (Japan)	2,125
600	CSS Industries, Inc.	12,330
373	Electrolux AB, Ser. B (Sweden)	9,199
1,300	Helen of Troy Ltd.*	41,379
644	Husqvarna AB (Sweden) (Class B Stock)	3,285
2,300	iRobot Corp.*	52,348
2,000	La-Z-Boy, Inc.*	29,260
800	Libbey, Inc.*	12,624
690	NACCO Industries, Inc. (Class A Stock)	86,533
3,400	Panasonic Corp. (Japan)	22,496
50	Rinnai Corp. (Japan)	3,732

See Notes to Financial Statements.

Prudential Asset Allocation Fund	33

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Household Durables (cont’d.)
700	Sekisui Chemical Co. Ltd. (Japan)	$5,638
800	Sekisui House Ltd. (Japan)	7,942
1,400	Sharp Corp. (Japan)	3,462
1,500	Sony Corp. (Japan)	17,540
2,100	Tempur-Pedic International, Inc.*	62,769
5,600	Tupperware Brands Corp.	300,104
3,000	Whirlpool Corp.	248,730

		980,233

Household Products 1.1%
4,400	Colgate-Palmolive Co.	471,768
202	Henkel AG & Co. KGaA (Germany)	13,179
6,900	Kimberly-Clark Corp.	591,882
36,075	Procter & Gamble Co. (The)	2,502,162
975	Reckitt Benckiser Group PLC (United Kingdom)	56,129
1,400	Spectrum Brands Holdings, Inc.	56,014
898	Svenska Cellulosa AB (Sweden) (Class B Stock)	16,678
200	Unicharm Corp. (Japan)	11,467

		3,719,279

Independent Power Producers & Energy Traders 0.2%
62,800	AES Corp. (The)*	688,916
200	Electric Power Development Co. Ltd. (Japan)	5,266
2,716	Enel Green Power SpA (Italy)	4,593
700	Genie Energy Ltd. (Class B Stock)	5,019
900	Ormat Technologies, Inc.	16,875

		720,669

Industrial Conglomerates 1.3%
1,400	Fraser and Neave Ltd. (Singapore)	10,090
175,950	General Electric Co.	3,995,824
1,000	Hopewell Holdings Ltd. (Hong Kong)	3,446
3,200	Hutchison Whampoa Ltd. (Hong Kong)	30,860
2,200	Keppel Corp. Ltd. (Singapore)	20,341
1,566	Koninklijke Philips Electronics NV (Netherlands)	36,535
2,100	NWS Holdings Ltd. (Hong Kong)	3,366
1,198	Orkla ASA (Norway)	9,098
13	Seaboard Corp.*	29,382
1,500	SembCorp Industries Ltd. (Singapore)	6,891
1,234	Siemens AG (Germany)	123,070

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Industrial Conglomerates (cont’d.)
609	Smiths Group PLC (United Kingdom)	$10,198
200	Standex International Corp.	8,890

		4,287,991

Insurance 1.9%
8,500	ACE Ltd.	642,600
315	Admiral Group PLC (United Kingdom)	5,356
2,577	AEGON NV (Netherlands)	13,395
8,200	Aflac, Inc.	392,616
362	Ageas (Belgium)	8,680
15,000	AIA Group Ltd. (Hong Kong)	55,581
683	Allianz SE (Germany)	81,265
1,400	Allied World Assurance Co. Holdings AG (Switzerland)	108,150
3,400	American Equity Investment Life Holding Co.	39,542
26,400	American International Group, Inc.*	865,656
4,430	AMP Ltd. (Australia)	19,792
1,669	Assicurazioni Generali SpA (Italy)	24,000
7,400	Assurant, Inc.(a)	276,020
4,304	Aviva PLC (United Kingdom)	22,150
2,651	AXA SA (France)	39,483
84	Baloise Holding AG (Switzerland)	6,605
11,700	Berkshire Hathaway, Inc. (Class B Stock)*	1,031,940
9,200	Chubb Corp. (The)	701,776
239	CNP Assurances (France)	3,122
12	Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	13,573
172	Delta Lloyd NV (Netherlands)	2,623
70	Enstar Group Ltd.*	6,976
1,400	FBL Financial Group, Inc. (Class A Stock)	46,480
52,300	Genworth Financial, Inc. (Class A Stock)*	273,529
284	Gjensidige Forsikring ASA (Norway)	3,939
100	Global Indemnity PLC*	2,188
97	Hannover Rueckversicherung AG (Germany)	6,198
400	Horace Mann Educators Corp.	7,244
3,226	Insurance Australia Group Ltd. (Australia)	14,550
800	Kansas City Life Insurance Co.	30,824
8,603	Legal & General Group PLC (United Kingdom)	18,324
1,800	Maiden Holdings Ltd.	16,002
1,129	Mapfre SA (Spain)	3,093
800	Meadowbrook Insurance Group, Inc.	6,152
790	MS&AD Insurance Group Holdings (Japan)	13,637

See Notes to Financial Statements.

Prudential Asset Allocation Fund	35

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
269	Muenchener Rueckversicherungs AG (Germany)	$42,000
900	National Financial Partners Corp.*	15,210
575	NKSJ Holdings, Inc. (Japan)	11,214
7,159	Old Mutual PLC (United Kingdom)	19,641
3,400	Primerica, Inc.	97,376
1,700	ProAssurance Corp.	153,748
3,826	Prudential PLC (United Kingdom)	49,519
1,853	QBE Insurance Group Ltd. (Australia)	24,747
1,894	Resolution Ltd. (United Kingdom)	6,640
4,906	RSA Insurance Group PLC (United Kingdom)	8,754
615	Sampo OYJ (Finland) (Class A Stock)	19,133
230	SCOR SE (France)	5,930
300	Sony Financial Holdings, Inc. (Japan)	5,115
3,406	Standard Life PLC (United Kingdom)	14,999
1,898	Suncorp Group Ltd. (Australia)	18,104
54	Swiss Life Holding AG (Switzerland)	6,425
528	Swiss Re AG (Switzerland)	33,937
21,400	Symetra Financial Corp.	263,220
900	T&D Holdings, Inc. (Japan)	9,718
1,100	Tokio Marine Holdings, Inc. (Japan)	27,991
28	Tryg A/S (Denmark)	1,819
7,700	Unum Group	147,994
54	Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	2,290
14,000	XL Group PLC (Ireland)	336,420
221	Zurich Insurance Group AG (Switzerland)	55,033

		6,180,038

Internet & Catalog Retail 0.2%
200	Amazon.com, Inc.*	50,864
7,200	Expedia, Inc.	416,448
2,500	HSN, Inc.	122,625
4,000	Liberty Interactive Corp., Ser. A*	74,000
2,400	Nutrisystem, Inc.	25,272
2,400	PetMed Express, Inc.	24,096
1,100	Rakuten, Inc. (Japan)	11,185
300	Shutterfly, Inc.*	9,336

		733,826

Internet Software & Services 1.1%
24,000	Akamai Technologies, Inc.*	918,240

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
1,400	AOL, Inc.*	$49,322
4,500	Blucora, Inc.*	80,145
170	CoStar Group, Inc.*	13,862
200	Dena Co. Ltd. (Japan)	6,635
9,600	Dice Holdings, Inc.*	80,832
2,100	Google, Inc. (Class A Stock)*	1,584,450
100	Gree, Inc. (Japan)	1,826
3,400	IAC/InterActiveCorp	177,004
1,800	IntraLinks Holdings, Inc.*	11,772
300	j2 Global, Inc.	9,846
5,200	NIC, Inc.	76,960
900	QuinStreet, Inc.*	7,551
119	United Internet AG (Germany)	2,427
6,200	United Online, Inc.	34,224
700	Vocus, Inc.*	14,042
1,800	XO Group, Inc.*	15,030
23	Yahoo! Japan Corp. (Japan)	8,750
43,500	Yahoo!, Inc.*	694,912
1,200	Zix Corp.*	3,444

		3,791,274

IT Services 1.7%
11,800	Accenture PLC (Ireland) (Class A Stock)	826,354
439	Amadeus IT Holding SA (Spain) (Class A Stock)	10,228
84	AtoS (France)	5,855
1,700	CACI International, Inc. (Class A Stock)*	88,043
230	Cap Gemini SA (France)	9,731
690	Computershare Ltd. (Australia)	5,920
600	Convergys Corp.	9,402
21,400	CoreLogic, Inc.*	567,742
200	EPAM Systems, Inc.*	3,788
1,300	Heartland Payment Systems, Inc.	41,184
12,441	International Business Machines Corp.	2,580,885
50	ITOCHU Techno-Solutions Corp. (Japan)	2,599
18,000	Lender Processing Services, Inc.	502,020
1,300	ManTech International Corp. (Class A Stock)	31,200
1,200	MAXIMUS, Inc.	71,664
100	Nomura Research Institute Ltd. (Japan)	2,061
2	NTT Data Corp. (Japan)	6,279
30	Otsuka Corp. (Japan)	2,683

See Notes to Financial Statements.

Prudential Asset Allocation Fund	37

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

IT Services (cont’d.)
50,200	SAIC, Inc.(a)	$604,408
1,600	Syntel, Inc.	99,856
400	TNS, Inc.*	5,980
4,300	Unisys Corp.*	89,526
1,400	Visa, Inc. (Class A Stock)	187,992

		5,755,400

Leisure Equipment & Products 0.2%
200	Brunswick Corp.	4,526
300	Namco Bandai Holdings, Inc. (Japan)	5,082
500	Nikon Corp. (Japan)	13,748
4,600	Polaris Industries, Inc.(a)	372,002
50	Sankyo Co. Ltd. (Japan)	2,326
300	Sega Sammy Holdings, Inc. (Japan)	5,661
100	Shimano, Inc. (Japan)	7,261
8,700	Smith & Wesson Holding Corp.*	95,787
200	Steinway Musical Instruments, Inc.*	4,872
200	Yamaha Corp. (Japan)	1,852

		513,117

Life Sciences Tools & Services
2,700	Cambrex Corp.*	31,671
500	Charles River Laboratories International, Inc.*	19,800
1,500	Life Technologies Corp.*	73,320
81	Lonza Group AG (Switzerland)	4,237
319	QIAGEN NV*	5,870

		134,898

Machinery 1.0%
9,200	AGCO Corp.*	436,816
489	Alfa Laval AB (Sweden)	8,866
500	Amada Co. Ltd. (Japan)	2,185
500	American Railcar Industries, Inc.*	14,170
113	Andritz AG (Austria)	6,399
997	Atlas Copco AB (Sweden) (Class A Stock)	23,268
606	Atlas Copco AB (Sweden) (Class B Stock)	12,676
900	Columbus McKinnon Corp.*	13,599
1,000	Cosco Corp. Singapore Ltd. (Singapore)	782
11,300	Cummins, Inc.	1,041,973
300	FANUC Corp. (Japan)	48,288

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
1,283	Fiat Industrial SpA (Italy)	$12,539
269	GEA Group AG (Germany)	8,139
300	Hino Motors Ltd. (Japan)	1,964
200	Hitachi Construction Machinery Co. Ltd. (Japan)	3,230
2,000	IHI Corp. (Japan)	4,454
499	IMI PLC (United Kingdom)	7,252
9,400	Ingersoll-Rand PLC	421,308
1,261	Invensys PLC (United Kingdom)	4,767
500	Japan Steel Works Ltd. (The) (Japan)	2,778
1,700	John Bean Technologies Corp.	27,761
300	JTEKT Corp. (Japan)	2,371
2,200	Kawasaki Heavy Industries Ltd. (Japan)	4,364
1,400	Komatsu Ltd. (Japan)	27,440
242	Kone OYJ (Finland) (Class B Stock)	16,746
1,700	Kubota Corp. (Japan)	17,157
200	Kurita Water Industries Ltd. (Japan)	4,422
700	L.B. Foster Co. (Class A Stock)	22,638
2,100	Lincoln Electric Holdings, Inc.	82,005
600	Lindsay Corp.	43,182
800	Lydall, Inc.*	11,272
150	Makita Corp. (Japan)	5,806
65	MAN SE (Germany)	5,951
1,764	Melrose PLC (United Kingdom)	6,899
1,300	Meritor, Inc.*	5,512
188	Metso OYJ (Finland)	6,719
480	Middleby Corp.*	55,507
4,500	Mitsubishi Heavy Industries Ltd. (Japan)	19,461
600	Mueller Industries, Inc.	27,282
100	Nabtesco Corp. (Japan)	1,841
400	NGK Insulators Ltd. (Japan)	4,786
800	NN, Inc.*	6,792
700	NSK Ltd. (Japan)	4,066
500	NTN Corp. (Japan)	1,005
7,500	Oshkosh Corp.*(a)	205,725
1,481	Sandvik AB (Sweden)	20,100
1,900	Sauer-Danfoss, Inc.	76,399
497	Scania AB (Sweden) (Class B Stock)	9,117
33	Schindler Holding AG (Switzerland)	4,074
75	Schindler Holding AG - Part Certification (Switzerland)	9,218
1,300	SembCorp Marine Ltd. (Singapore)	5,229

See Notes to Financial Statements.

Prudential Asset Allocation Fund	39

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
608	SKF AB (Sweden) (Class B Stock)	$13,116
100	SMC Corp. (Japan)	16,093
43	Sulzer AG (Switzerland)	6,264
900	Sumitomo Heavy Industries Ltd. (Japan)	3,068
2,050	Sun Hydraulics Corp.	54,469
600	Tennant Co.	25,692
150	THK Co. Ltd. (Japan)	2,292
6,200	Timken Co.	230,392
3,400	Titan International, Inc.	60,044
3,200	Toro Co. (The)	127,296
132	Vallourec SA (France)	5,589
2,082	Volvo AB (Sweden) (Class B Stock)	29,191
260	Wartsila OYJ Abp (Finland)	9,004
326	Weir Group PLC (The) (United Kingdom)	9,307
2,700	Yangzijiang Shipbuilding Holdings Ltd. (Singapore)	2,144
229	Zardoya Otis SA (Spain)	2,693

		3,412,954

Marine
1	A.P. Moller - Maersk A/S (Denmark) (Class A Stock)	6,778
2	A.P. Moller - Maersk A/S (Denmark) (Class B Stock)	14,314
1,000	Kawasaki Kisen Kaisha Ltd. (Japan)*	1,257
84	Kuehne + Nagel International AG (Switzerland)	9,485
1,600	Matson, Inc.	33,456
1,700	Mitsui O.S.K. Lines Ltd. (Japan)	3,955
1,000	Neptune Orient Lines Ltd. (Singapore)*	916
2,500	Nippon Yusen K.K. (Japan)	4,416
500	Orient Overseas International Ltd. (Hong Kong)	2,740

		77,317

Media 1.5%
600	Arbitron, Inc.	22,740
57	Axel Springer AG (Germany)	2,470
2,100	Belo Corp. (Class A Stock)	16,443
1,640	British Sky Broadcasting Group PLC (United Kingdom)	19,690
1,500	Carmike Cinemas, Inc.*	16,875
2,300	CBS Corp. (Class B Stock)	83,559
34,100	Comcast Corp. (Class A Stock)	1,219,757
250	Dentsu, Inc. (Japan)	6,332
26,100	DIRECTV*	1,369,206

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Media (cont’d.)
175	Eutelsat Communications SA (France)	$5,625
1,074	Fairfax Media Ltd. (Australia)	460
3,700	Global Sources Ltd.*	24,272
30	Hakuhodo DY Holdings, Inc. (Japan)	2,021
1,300	Harte-Hanks, Inc.	9,009
5,051	ITV PLC (United Kingdom)	7,210
95	JCDecaux SA (France)	2,156
1,900	Journal Communications, Inc. (Class A Stock)*	9,880
3	Jupiter Telecommunications Co. Ltd. (Japan)	3,045
124	Kabel Deutschland Holding AG (Germany)*	8,845
183	Lagardere SCA (France)	4,998
19,400	McGraw-Hill Cos., Inc. (The)	1,059,046
959	Mediaset SpA (Italy)	1,801
64	Modern Times Group AB (Sweden) (Class B Stock)	2,826
1,208	Pearson PLC (United Kingdom)	23,603
255	Publicis Groupe SA (France)	14,271
997	Reed Elsevier NV (Netherlands)	13,331
1,776	Reed Elsevier PLC (United Kingdom)	16,978
434	SES SA (France)	11,804
2,000	Singapore Press Holdings Ltd. (Singapore)	6,620
200	Toho Co. Ltd. (Japan)	3,677
18,775	Walt Disney Co. (The)(a)	981,557
451	Wolters Kluwer NV (Netherlands)	8,479
600	World Wrestling Entertainment, Inc. (Class A Stock)	4,830
1,876	WPP PLC (United Kingdom)	25,492

		5,008,908

Metals & Mining 0.9%
153	Acerinox SA (Spain)	1,716
27,100	Alcoa, Inc.(a)	239,835
3,468	Alumina Ltd. (Australia)	3,020
2,059	Anglo American PLC (United Kingdom)	60,413
612	Antofagasta PLC (United Kingdom)	12,472
1,353	ArcelorMittal (Netherlands)	19,404
4,834	BHP Billiton Ltd. (Australia)	165,172
3,167	BHP Billiton PLC (United Kingdom)	98,446
420	Boliden AB (Sweden)	7,001
4,800	Coeur d’Alene Mines Corp.*	138,384
500	Daido Steel Co. Ltd. (Japan)	2,322
400	Eurasian Natural Resources Corp. PLC (United Kingdom)	1,994

See Notes to Financial Statements.

Prudential Asset Allocation Fund	41

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
520	Evraz PLC (United Kingdom)	$2,071
2,174	Fortescue Metals Group Ltd. (Australia)(a)	7,794
16,500	Freeport-McMoRan Copper & Gold, Inc.	653,070
240	Fresnillo PLC (United Kingdom)	7,181
5,301	Glencore International PLC (United Kingdom)	29,370
400	Haynes International, Inc.	20,860
300	Hitachi Metals Ltd. (Japan)	2,673
642	Iluka Resources Ltd. (Australia)	6,562
700	JFE Holdings, Inc. (Japan)	9,222
290	Kazakhmys PLC (United Kingdom)	3,243
4,000	Kobe Steel Ltd. (Japan)	3,169
252	Lonmin PLC (United Kingdom)	2,269
2,469	Lynas Corp. Ltd. (Australia)*	1,997
100	Maruichi Steel Tube Ltd. (Japan)	2,136
700	Metals USA Holdings Corp.*	9,359
1,700	Mitsubishi Materials Corp. (Japan)	5,348
1,129	Newcrest Mining Ltd. (Australia)	33,939
11,575	Nippon Steel & Sumitomo Metal Corp. (Japan)	23,703
1,000	Nisshin Steel Co. Ltd. (Japan)*	1,076
6,300	Noranda Aluminum Holding Corp.	42,147
1,445	Norsk Hydro ASA (Norway)	6,770
503	OZ Minerals Ltd. (Australia)	3,492
131	Randgold Resources Ltd. (United Kingdom)	16,109
6,300	Reliance Steel & Aluminum Co.	329,805
653	Rio Tinto Ltd. (Australia)	35,867
2,010	Rio Tinto PLC (United Kingdom)	93,640
49	Salzgitter AG (Germany)	1,893
258	Sims Metal Management Ltd. (Australia)	2,552
19,700	Southern Copper Corp.(a)	676,892
209	SSAB AB (Sweden) (Class A Stock)	1,485
800	Sumitomo Metal Mining Co. Ltd. (Japan)	10,065
551	ThyssenKrupp AG (Germany)	11,711
161	Umicore SA (Belgium)	8,415
121	Vedanta Resources PLC (United Kingdom)	2,011
171	Voestalpine AG (Austria)	5,118
2,700	Worthington Industries, Inc.	58,482
3,151	Xstrata PLC (United Kingdom)	48,720
50	Yamato Kogyo Co. Ltd. (Japan)	1,472

		2,931,867

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Multiline Retail 0.8%
5,100	Dillard’s, Inc. (Class A Stock)	$368,832
11,600	Dollar Tree, Inc.*	559,990
1,000	Gordmans Stores, Inc.*	18,450
689	Harvey Norman Holdings Ltd. (Australia)	1,379
600	Isetan Mitsukoshi Holdings Ltd. (Japan)	6,252
700	J. Front Retailing Co. Ltd. (Japan)	3,923
1,000	Lifestyle International Holdings Ltd. (Hong Kong)	2,061
19,200	Macy’s, Inc.	722,304
2,489	Marks & Spencer Group PLC (United Kingdom)	14,341
400	Marui Group Co. Ltd. (Japan)	2,829
237	Next PLC (United Kingdom)	13,203
113	PPR (France)	17,338
400	Takashimaya Co. Ltd. (Japan)	2,742
13,400	Target Corp.	850,498

		2,584,142

Multi-Utilities 0.4%
859	AGL Energy Ltd. (Australia)	13,308
200	Avista Corp.	5,148
7,772	Centrica PLC (United Kingdom)	41,140
7,000	Dominion Resources, Inc.	370,580
2,700	E.ON AG (Germany)	64,067
1,914	GDF SUEZ (France)	42,797
5,352	National Grid PLC (United Kingdom)	59,028
800	NorthWestern Corp.	28,984
19,600	Public Service Enterprise Group, Inc.	630,728
733	RWE AG (Germany)	32,793
393	Suez Environnement Co. (France)	4,454
512	Veolia Environnement SA (France)	5,524

		1,298,551

Office Electronics
400	Brother Industries Ltd. (Japan)	3,705
1,650	Canon, Inc. (Japan)	52,961
500	Konica Minolta Holdings, Inc. (Japan)	3,846
1,000	Ricoh Co. Ltd. (Japan)	8,445

		68,957

Oil, Gas & Consumable Fuels 5.7%
200	Adams Resources & Energy, Inc.	6,100

See Notes to Financial Statements.

Prudential Asset Allocation Fund	43

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
6,200	ALON USA Energy, Inc.	$84,940
14,100	Apache Corp.	1,219,227
470	Apco Oil and Gas International, Inc.	7,562
800	Berry Petroleum Co. (Class A Stock)	32,504
5,093	BG Group PLC (United Kingdom)	102,803
28,526	BP PLC (United Kingdom)	201,069
1,500	Cabot Oil & Gas Corp.	67,350
209	Caltex Australia Ltd. (Australia)	3,561
32,092	Chevron Corp.	3,740,644
18,700	ConocoPhillips(a)	1,069,266
800	Contango Oil & Gas Co.*	39,312
1,000	Cosmo Oil Co. Ltd. (Japan)	1,839
4,200	Delek US Holdings, Inc.	107,058
3,100	Energy XXI (Bermuda) Ltd.	108,345
3,840	ENI SpA (Italy)	83,987
8,200	EOG Resources, Inc.	918,810
2,900	EPL Oil & Gas, Inc.*	58,841
400	Evolution Petroleum Corp.*	3,232
65,854	Exxon Mobil Corp.	6,022,348
315	Galp Energia SGPS SA (Portugal)	5,108
18,300	Hess Corp.	983,076
60	Idemitsu Kosan Co. Ltd. (Japan)	4,907
3	Inpex Corp. (Japan)	17,834
3,310	JX Holdings, Inc. (Japan)	18,081
330	Lundin Petroleum AB (Sweden)*	8,043
2,056	Marathon Oil Corp.	60,796
8,378	Marathon Petroleum Corp.	457,355
5,900	Murphy Oil Corp.	316,771
185	Neste Oil OYJ (Finland)	2,425
5,400	Occidental Petroleum Corp.	464,724
221	OMV AG (Austria)	7,735
1,630	Origin Energy Ltd. (Australia)	19,099
13,800	Phillips 66	639,906
1,224	Repsol SA (Spain)	23,735
800	REX American Resources Corp.*	14,408
5,609	Royal Dutch Shell PLC (United Kingdom) (Class A Stock)	194,010
3,994	Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	141,761
1,479	Santos Ltd. (Australia)	17,352
300	Showa Shell Sekiyu K.K. (Japan)	1,588
1,673	Statoil ASA (Norway)	43,191

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
4,600	Swift Energy Co.*	$96,048
5,100	Tesoro Corp.	213,690
500	TonenGeneral Sekiyu K.K. (Japan)	4,337
3,190	Total SA (France)	158,233
1,355	Tullow Oil PLC (United Kingdom)	29,976
9,600	Vaalco Energy, Inc.*	82,080
2,400	W&T Offshore, Inc.	45,072
4,800	Western Refining, Inc.	125,664
708	Whitehaven Coal Ltd. (Australia)	2,087
21,800	Williams Cos., Inc. (The)	762,346
1,000	Woodside Petroleum Ltd. (Australia)	34,209

		18,874,445

Paper & Forest Products 0.1%
2,500	Buckeye Technologies, Inc.	80,150
74	Holmen AB (Sweden) (Class B Stock)	2,022
300	Neenah Paper, Inc.	8,592
200	Nippon Paper Group, Inc. (Japan)	2,353
1,000	OJI Holdings Corp. (Japan)	3,043
2,700	Schweitzer-Mauduit International, Inc.	89,073
851	Stora ENSO OYJ (Finland) (Class R Stock)	5,287
815	UPM-Kymmene OYJ (Finland)	9,211

		199,731

Personal Products 0.1%
156	Beiersdorf AG (Germany)	11,447
800	Kao Corp. (Japan)	23,521
362	L’Oreal SA (France)	44,779
1,700	Prestige Brands Holdings, Inc.*	28,832
700	Revlon, Inc. (Class A Stock)*	10,808
500	Shiseido Co. Ltd. (Japan)	6,853
1,000	USANA Health Sciences, Inc.*	46,470

		172,710

Pharmaceuticals 3.4%
26,600	Abbott Laboratories	1,823,696
700	Astellas Pharma, Inc. (Japan)	35,476
1,894	AstraZeneca PLC (United Kingdom)	90,377
100	Auxilium Pharmaceuticals, Inc.*	2,446
1,240	Bayer AG (Germany)	106,491

See Notes to Financial Statements.

Prudential Asset Allocation Fund	45

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
5,000	Bristol-Myers Squibb Co.	$168,750
300	Chugai Pharmaceutical Co. Ltd. (Japan)	6,288
1,000	Daiichi Sankyo Co. Ltd. (Japan)	16,472
300	Dainippon Sumitomo Pharma Co. Ltd. (Japan)	3,296
300	Eisai Co. Ltd. (Japan)	13,514
777	Elan Corp. PLC (Ireland)*	8,377
32,700	Eli Lilly & Co.	1,550,307
7,521	GlaxoSmithKline PLC (United Kingdom)	173,369
100	Hisamitsu Pharmaceutical Co., Inc. (Japan)	5,535
800	Hi-Tech Pharmacal Co., Inc.*	26,488
2,500	Impax Laboratories, Inc.*	64,900
22,900	Johnson & Johnson(a)	1,578,039
400	Kyowa Hakko Kirin Co. Ltd. (Japan)	4,830
800	Medicis Pharmaceutical Corp. (Class A Stock)	34,616
29,189	Merck & Co., Inc.	1,316,424
100	Merck KGaA (Germany)	12,336
300	Mitsubishi Tanabe Pharma Corp. (Japan)	4,553
3,449	Novartis AG (Switzerland)	211,047
611	Novo Nordisk A/S (Denmark) (Class B Stock)	96,524
2,400	Obagi Medical Products, Inc.*	29,784
100	Ono Pharmaceutical Co. Ltd. (Japan)	6,153
131	Orion OYJ (Finland) (Class B Stock)	2,803
500	Otsuka Holdings Co. Ltd. (Japan)	15,495
131,819	Pfizer, Inc.	3,275,702
500	Questcor Pharmaceuticals, Inc.*	9,250
1,062	Roche Holding AG (Switzerland)	198,398
1,802	Sanofi (France)	153,644
2,800	Santarus, Inc.*	24,864
100	Santen Pharmaceutical Co. Ltd. (Japan)	4,587
6,300	SciClone Pharmaceuticals, Inc.*	34,965
400	Shionogi & Co. Ltd. (Japan)	6,096
836	Shire PLC (United Kingdom)	24,489
30	Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	2,440
1,150	Takeda Pharmaceutical Co. Ltd. (Japan)	52,909
1,414	Teva Pharmaceutical Industries Ltd. (Israel)	57,383
100	Tsumura & Co. (Japan)	3,129
171	UCB SA (Belgium)	9,403

		11,265,645

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Professional Services 0.2%
204	Adecco SA (Switzerland)	$9,709
455	ALS Ltd. (Australia)	4,034
85	Bureau Veritas SA (France)	8,729
1,015	Capita PLC (United Kingdom)	12,694
10,600	Equifax, Inc.	493,748
1,516	Experian PLC (United Kingdom)	25,190
700	Exponent, Inc.*	39,963
1,500	ICF International, Inc.*	30,150
300	Insperity, Inc.	7,569
252	Intertek Group PLC (United Kingdom)	11,150
1,600	Kforce, Inc.*	18,864
3,100	Navigant Consulting, Inc.*	34,255
186	Randstad Holding NV (Netherlands)	6,182
8	SGS SA (Switzerland)	16,434

		718,671

Real Estate Investment Trusts 1.5%
1,800	AG Mortgage Investment Trust, Inc.	43,434
800	Agree Realty Corp.	20,392
2,200	American Assets Trust, Inc.	58,938
7,200	American Tower Corp.	514,008
3,100	Anworth Mortgage Asset Corp.	21,080
300	Apollo Commercial Real Estate Finance, Inc.	5,202
2,900	Ascendas Real Estate Investment Trust (Singapore)	5,680
4,600	Ashford Hospitality Trust, Inc.	38,640
1,327	British Land Co. PLC (United Kingdom)	11,186
900	Campus Crest Communities, Inc.	9,720
796	Capital Shopping Centres Group PLC (United Kingdom)	4,206
3,600	CapitaMall Trust (Singapore)	5,904
1,000	CapLease, Inc.	5,170
2,300	Capstead Mortgage Corp.	31,027
2,700	Cedar Realty Trust, Inc.	14,256
1,840	Centro Retail Australia (Australia)	3,989
2,896	CFS Retail Property Trust Group (Australia)	5,778
2,100	Chatham Lodging Trust	29,148
1,100	Colony Financial, Inc.	21,428
15,900	CommonWealth REIT	231,504
98	Corio NV (Netherlands)	4,167
600	CreXus Investment Corp.	6,486
6,541	Dexus Property Group (Australia)	6,431

See Notes to Financial Statements.

Prudential Asset Allocation Fund	47

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
11,000	DiamondRock Hospitality Co.	$105,930
3,300	Dynex Capital, Inc.	35,475
4,000	First Industrial Realty Trust, Inc.*	52,560
39	Fonciere des Regions (France)	2,932
5,700	Franklin Street Properties Corp.	63,099
34	Gecina SA (France)	3,481
19,200	General Growth Properties, Inc.	374,016
1,100	Gladstone Commercial Corp.	20,086
2,401	Goodman Group (Australia)	9,813
1,900	Government Properties Income Trust	44,460
2,177	GPT Group (Australia)	7,653
1,125	Hammerson PLC (United Kingdom)	8,193
21,900	HCP, Inc.	974,112
13,400	Hospitality Properties Trust	318,652
34	ICADE (France)	2,770
7,400	Inland Real Estate Corp.	61,050
5,900	Invesco Mortgage Capital, Inc.	118,767
4,600	Investors Real Estate Trust	38,042
1	Japan Prime Realty Investment Corp. (Japan)	3,015
1	Japan Real Estate Investment Corp. (Japan)	10,063
3	Japan Retail Fund Investment Corp. (Japan)	5,357
132	Klepierre (France)	4,629
1,209	Land Securities Group PLC (United Kingdom)	14,867
3,500	Link REIT (The) (Hong Kong)	16,577
300	LTC Properties, Inc.	9,555
5,155	Mirvac Group (Australia)	7,624
800	National Health Investors, Inc.	41,152
1	Nippon Building Fund, Inc. (Japan)	10,779
1,400	Omega Healthcare Investors, Inc.	31,822
700	Parkway Properties, Inc.	9,359
11,300	Piedmont Office Realty Trust, Inc. (Class A Stock)	195,942
15,100	Resource Capital Corp.	88,788
6,000	RLJ Lodging Trust	113,460
600	Saul Centers, Inc.	26,640
1,151	Segro PLC (United Kingdom)	4,215
200	Select Income REIT	4,924
2,700	Simon Property Group, Inc.	409,887
800	Sovran Self Storage, Inc.	46,280
500	STAG Industrial, Inc.	8,130
300	Starwood Property Trust, Inc.	6,981

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
3,514	Stockland (Australia)	$12,122
2,300	Summit Hotel Properties, Inc.	19,642
2,600	Sunstone Hotel Investors, Inc.*	28,600
5,900	Two Harbors Investment Corp.	69,325
137	Unibail-Rodamco SE (France)	27,306
600	Urstadt Biddle Properties, Inc. (Class A Stock)	12,138
3,000	Vornado Realty Trust	243,150
3,234	Westfield Group (Australia)	33,984
4,671	Westfield Retail Trust (Australia)	13,947
3,800	Winthrop Realty Trust	40,964

		4,910,089

Real Estate Management & Development 0.2%
100	Aeon Mall Co. Ltd. (Japan)	2,442
4,000	CapitaLand Ltd. (Singapore)	10,303
2,100	CapitaMalls Asia Ltd. (Singapore)	2,811
2,100	Cheung Kong Holdings Ltd. (Hong Kong)	30,678
800	City Developments Ltd. (Singapore)	7,615
100	Daito Trust Construction Co. Ltd. (Japan)	10,038
800	Daiwa House Industry Co. Ltd. (Japan)(a)	11,592
3,200	Forestar Group, Inc.*	53,312
3,200	Global Logistic Properties Ltd. (Singapore)	6,523
1,400	Hang Lung Group Ltd. (Hong Kong)	8,841
3,500	Hang Lung Properties Ltd. (Hong Kong)	11,917
1,500	Henderson Land Development Co. Ltd. (Hong Kong)	10,742
1,000	Hysan Development Co. Ltd. (Hong Kong)	4,541
1,439	IMMOFINANZ AG (Austria)	5,220
2,700	Jones Lang LaSalle, Inc.	206,145
1,000	Keppel Land Ltd. (Singapore)	2,878
1,000	Kerry Properties Ltd. (Hong Kong)	5,043
863	Lend Lease Group (Australia)	6,991
1,900	Mitsubishi Estate Co. Ltd. (Japan)	36,328
1,200	Mitsui Fudosan Co. Ltd. (Japan)	23,979
5,700	New World Development Co. Ltd. (Hong Kong)	8,784
100	Nomura Real Estate Holdings, Inc. (Japan)	1,753
2	NTT Urban Development Corp. (Japan)	1,623
5,300	Sino Land Co. Ltd. (Hong Kong)	9,870
500	Sumitomo Realty & Development Co. Ltd. (Japan)	13,249
2,400	Sun Hung Kai Properties Ltd. (Hong Kong)	34,921
1,000	Swire Pacific Ltd. (Hong Kong) (Class A Stock)	12,209

See Notes to Financial Statements.

Prudential Asset Allocation Fund	49

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Management & Development (cont’d.)
76	Swiss Prime Site AG (Switzerland)	$6,279
700	Tokyu Land Corp. (Japan)	3,741
700	UOL Group Ltd. (Singapore)	3,258
2,400	Wharf Holdings Ltd. (Hong Kong)	16,596
1,300	Wheelock & Co. Ltd. (Hong Kong)	5,585

		575,807

Road & Rail 0.9%
800	Amerco, Inc.	85,088
1,390	Asciano Ltd. (Australia)	6,265
1,000	Celadon Group, Inc.	16,070
200	Central Japan Railway Co. (Japan)	17,555
3,000	ComfortDelGro Corp. Ltd. (Singapore)	4,185
37,200	CSX Corp.	771,900
300	DSV A/S (Denmark)	6,743
500	East Japan Railway Co. (Japan)	33,083
2,000	Hankyu Hanshin Holdings, Inc. (Japan)	10,801
700	Keikyu Corp. (Japan)	6,594
900	Keio Corp. (Japan)	6,781
500	Keisei Electric Railway Co. Ltd. (Japan)	4,511
2,500	Kintetsu Corp. (Japan)	9,790
200	Marten Transport Ltd.	3,514
2,000	MTR Corp. Ltd. (Hong Kong)	7,561
1,200	Nippon Express Co. Ltd. (Japan)	4,545
12,200	Norfolk Southern Corp.	776,286
1,000	Odakyu Electric Railway Co. Ltd. (Japan)	10,510
3,300	Old Dominion Freight Line, Inc.*	99,528
2,670	QR National Ltd. (Australia)	9,400
1,600	Tobu Railway Co. Ltd. (Japan)	8,609
1,800	Tokyu Corp. (Japan)	8,598
8,100	Union Pacific Corp.	961,470
300	West Japan Railway Co. (Japan)	12,812

		2,882,199

Semiconductors & Semiconductor Equipment 1.1%
1,000	Advanced Energy Industries, Inc.*	12,320
200	Advantest Corp. (Japan)	2,600
1,000	Alpha & Omega Semiconductor Ltd.*	8,610
2,018	ARM Holdings PLC (United Kingdom)	18,737
300	ASM Pacific Technology Ltd. (Hong Kong)	3,547

See Notes to Financial Statements.

50	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
629	ASML Holding NV (Netherlands)	$33,617
1,800	Cirrus Logic, Inc.*	69,102
10,400	Entegris, Inc.*	84,552
1,630	Infineon Technologies AG (Germany)	10,343
3,400	Inphi Corp.*	36,244
92,900	Intel Corp.	2,106,972
700	IXYS Corp.*	6,944
83,100	LSI Corp.*	574,221
55	Mellanox Technologies Ltd. (Israel)*	5,699
1,500	Micrel, Inc.	15,630
100	MKS Instruments, Inc.	2,549
300	NVE Corp.*	17,757
26,500	NVIDIA Corp.*	353,510
2,300	PDF Solutions, Inc.*	31,418
900	Pericom Semiconductor Corp.*	7,817
1,300	Photronics, Inc.*	6,981
200	Power Integrations, Inc.	6,086
150	Rohm Co. Ltd. (Japan)	5,052
11,500	Silicon Image, Inc.*	52,785
1,400	Silicon Laboratories, Inc.*	51,464
3,800	Spansion, Inc. (Class A Stock)*	45,296
925	STMicroelectronics NV (France)	4,984
200	Sumco Corp. (Japan)*	1,347
250	Tokyo Electron Ltd. (Japan)	10,650
2,100	Ultra Clean Holdings*	11,991
2,000	Volterra Semiconductor Corp.*	43,740

		3,642,565

Software 2.5%
2,400	Actuate Corp.*	16,872
4,300	AVG Technologies NV*	41,280
9,300	BMC Software, Inc.*	385,857
1,600	CA, Inc.	41,224
2,500	CommVault Systems, Inc.*	146,750
95	Dassault Systemes SA (France)	9,981
100	Digimarc Corp.	2,225
2,400	Fair Isaac Corp.	106,224
17,000	Intuit, Inc.	1,000,960
200	Konami Corp. (Japan)	4,541
1,400	Manhattan Associates, Inc.*	80,178

See Notes to Financial Statements.

Prudential Asset Allocation Fund	51

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Software (cont’d.)
400	Mentor Graphics Corp.*	$6,192
104,013	Microsoft Corp.	3,097,507
2,100	Monotype Imaging Holdings, Inc.	32,739
2,400	Netscout Systems, Inc.*	61,224
101	NICE Systems Ltd. (Israel)*	3,349
150	Nintendo Co. Ltd. (Japan)(a)	19,054
77,800	Oracle Corp.	2,449,922
100	Oracle Corp. Japan (Japan)	5,150
5,500	Parametric Technology Corp.*	119,900
2,500	Progress Software Corp.*	53,475
1,863	Sage Group PLC (The) (United Kingdom)	9,428
1,381	SAP AG (Germany)	97,801
600	SolarWinds, Inc.*	33,444
100	Square Enix Holdings Co. Ltd. (Japan)	1,524
3,500	SS&C Technologies Holdings, Inc.*	88,235
2,100	TeleNav, Inc.*	12,537
200	Trend Micro, Inc. (Japan)	5,577
500	Tyler Technologies, Inc.*	22,010
800	Verint Systems, Inc.*	21,952
1,900	VMware, Inc. (Class A Stock)*	183,806

		8,160,918

Specialty Retail 1.7%
3,700	ANN, Inc.*	139,601
3,500	Bed Bath & Beyond, Inc.*	220,500
12,300	Best Buy Co., Inc.(a)	211,437
5,800	Body Central Corp.*	60,610
1,100	Destination Maternity Corp.	20,570
4,300	Express, Inc.*	63,726
100	Fast Retailing Co. Ltd. (Japan)	23,224
4,700	Finish Line, Inc. (The) (Class A Stock)	106,878
900	Foot Locker, Inc.	31,950
15,400	Gap, Inc. (The)	551,012
700	Genesco, Inc.*	46,711
1,423	Hennes & Mauritz AB (H&M) (Sweden) (Class B Stock)	49,435
23,300	Home Depot, Inc. (The)	1,406,621
327	Inditex SA (Spain)	40,605
3,425	Kingfisher PLC (United Kingdom)	14,612
1,900	Kirkland’s, Inc.*	18,867
50	Nitori Holdings Co. Ltd. (Japan)	4,641

See Notes to Financial Statements.

52	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
4,600	Pier 1 Imports, Inc.	$86,204
14,800	Ross Stores, Inc.	956,080
50	Sanrio Co. Ltd. (Japan)	1,788
3,400	Select Comfort Corp.*	107,270
1,750	Shoe Carnival, Inc.	41,178
400	Stein Mart, Inc.*	3,404
500	Systemax, Inc.*	5,905
30,600	TJX Cos., Inc.	1,370,574
30	USS Co. Ltd. (Japan)	3,168
130	Yamada Denki Co. Ltd. (Japan)	5,703

		5,592,274

Textiles, Apparel & Luxury Goods 0.3%
312	Adidas AG (Germany)	25,596
200	Asics Corp. (Japan)	2,698
686	Burberry Group PLC (United Kingdom)	11,089
77	Christian Dior SA (France)	10,330
783	Cie Financiere Richemont SA (Switzerland)	46,955
11,200	Coach, Inc.	627,424
5,800	Crocs, Inc.*	94,018
37	Hugo Boss AG (Germany)	3,257
181	Luxottica Group SpA (Italy)	6,403
381	LVMH Moet Hennessy Louis Vuitton SA (France)	57,284
2,300	Movado Group, Inc.	77,556
700	Steven Madden Ltd.*	30,604
46	Swatch Group AG (The) (Bearer Shares) (Switzerland)	18,351
70	Swatch Group AG (The) (Registered Shares) (Switzerland)	4,864
3,000	True Religion Apparel, Inc.	63,990
500	Unifi, Inc.*	6,410
1,600	Vera Bradley, Inc.*	38,160
600	Warnaco Group, Inc. (The)*	31,140
1,000	Yue Yuen Industrial Holdings Ltd. (Hong Kong)	3,353

		1,159,482

Thrifts & Mortgage Finance 0.1%
500	Bank Mutual Corp.	2,275
1,000	Doral Financial Corp. (Puerto Rico)*	941
2,700	EverBank Financial Corp.	37,179
1,000	First Defiance Financial Corp.	17,260
400	First Financial Holdings, Inc.	5,196

See Notes to Financial Statements.

Prudential Asset Allocation Fund	53

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Thrifts & Mortgage Finance (cont’d.)
500	Home Loan Servicing Solutions Ltd.	$8,135
400	HomeStreet, Inc.*	15,224
3,400	OceanFirst Financial Corp.	49,878
1,900	Provident Financial Services, Inc.	30,001
1,300	Provident New York Bancorp	12,233
200	United Financial Bancorp, Inc.	2,894
200	Walker & Dunlop, Inc.*	3,074
100	WSFS Financial Corp.	4,128

		188,418

Tobacco 0.9%
2,000	Alliance One International, Inc.*	6,460
22,300	Altria Group, Inc.	744,597
2,932	British American Tobacco PLC (United Kingdom)	150,537
1,492	Imperial Tobacco Group PLC (United Kingdom)	55,221
1,349	Japan Tobacco, Inc. (Japan)	40,380
2,400	Lorillard, Inc.	279,480
11,800	Philip Morris International, Inc.	1,061,292
16,100	Reynolds American, Inc.(a)	697,774
304	Swedish Match AB (Sweden)	12,292
200	Universal Corp.	10,184

		3,058,217

Trading Companies & Distributors 0.1%
800	Aceto Corp.	7,560
1,300	Aircastle Ltd.	14,729
2,600	Applied Industrial Technologies, Inc.	107,718
72	Brenntag AG (Germany)	9,215
513	Bunzl PLC (United Kingdom)	9,187
300	CAI International, Inc.*	6,156
1,400	DXP Enterprises, Inc.*	66,878
2,300	ITOCHU Corp. (Japan)	23,219
300	Kaman Corp.	10,758
2,500	Marubeni Corp. (Japan)	15,894
2,100	Mitsubishi Corp. (Japan)	38,037
2,600	Mitsui & Co. Ltd. (Japan)	36,477
4,981	Noble Group Ltd. (Singapore)	5,346
166	Rexel SA (France)	3,341
1,900	Sojitz Corp. (Japan)	2,456
1,700	Sumitomo Corp. (Japan)	22,869

See Notes to Financial Statements.

54	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)
300	Toyota Tsusho Corp. (Japan)	$6,409
417	Wolseley PLC (United Kingdom)	17,791

		404,040

Transportation Infrastructure
563	Abertis Infraestructuras SA (Spain)	8,284
46	Aeroports de Paris (France)	3,668
494	Atlantia SpA (Italy)	7,669
1,438	Auckland International Airport Ltd. (New Zealand)	3,120
55	Fraport AG Frankfurt Airport Services Worldwide (Germany)	3,181
870	Groupe Eurotunnel SA (France)	6,129
6,600	Hutchison Port Holdings Trust (Singapore)	4,785
300	Kamigumi Co. Ltd. (Japan)	2,479
103	Koninklijke Vopak NV (Netherlands)	7,232
200	Mitsubishi Logistics Corp. (Japan)	2,377
578	Sydney Airport (Australia)	1,892
1,952	Transurban Group (Australia)	12,103

		62,919

Water Utilities
1,600	American States Water Co.	71,088
1,200	American Water Works Co., Inc.	44,472
100	Middlesex Water Co.	1,916
369	Severn Trent PLC (United Kingdom)	10,004
100	SJW Corp.	2,536
1,058	United Utilities Group PLC (United Kingdom)	12,233

		142,249

Wireless Telecommunication Services 0.1%
400	KDDI Corp. (Japan)	31,025
97	Millicom International Cellular SA	9,000
41	Mobistar SA (Belgium)	1,293
23	NTT DoCoMo, Inc. (Japan)	37,161
1,300	Softbank Corp. (Japan)	52,561
1,000	StarHub Ltd. (Singapore)	3,026
452	Tele2 AB (Sweden) (Class B Stock)	8,202
1,200	USA Mobility, Inc.	14,244

See Notes to Financial Statements.

Prudential Asset Allocation Fund	55

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Wireless Telecommunication Services (cont’d.)
73,987	Vodafone Group PLC (United Kingdom)	$209,977

		366,489

	Total common stocks (cost $159,255,126)	199,173,450

EXCHANGE TRADED FUND 0.1%
4,500	iShares MSCI EAFE Index Fund (cost $221,141)	238,500

PREFERRED STOCKS 0.1%

Automobiles
81	Bayerische Motoren Werke AG (Germany)	4,157
238	Porsche Automobil Holding SE (Germany)	14,236
217	Volkswagen AG (Germany)	39,584

		57,977

Banking 0.1%
3,000	Citigroup Capital XIII (Capital security, fixed to floating preferred)(b)	83,550

Household Products
262	Henkel AG & Co. KGaA (Germany)	20,837

Media
136	ProSiebenSat.1 Media AG (Germany)	3,426

Multi-Utilities
61	RWE AG (Germany)	2,432

	Total preferred stocks (cost $136,067)	168,222

Units
RIGHT

Energy Equipment & Services
196	Cie Generale de Geophysique-Veritas (France)* (cost $0)	316

See Notes to Financial Statements.

56	Visit our website at www.prudentialfunds.com

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS 10.9%

Aerospace & Defense
Baa3	$95	L-3 Communications Corp., Gtd. Notes, 4.750%, 07/15/20	$104,884

Airlines 0.2%
Baa2	31	Continental Airlines, Inc., Pass-thru Certs., Ser. 01A1, 6.703%, 06/15/21(c)	34,146
Baa2	115	Ser. 2-A, 4.000%, 10/29/24	117,449
Baa2	117	Ser. A, 7.250%, 11/10/19	133,932
Baa2	78	Delta Air Lines, Inc., Pass-thru Certs., Ser. 071A, 6.821%, 08/10/22	86,263
Baa2	219	Ser. A, 5.300%, 04/15/19(a)	237,360

			609,150

Automotive 0.1%
Baa3	265	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes, 4.207%, 04/15/16	280,832
Baa1	85	Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN, 5.750%, 12/15/14(a)	92,651
Baa1	55	Johnson Controls, Inc., Sr. Unsec’d. Notes, 5.500%, 01/15/16	63,035

			436,518

Banking 2.4%
A3	300	American Express Co., Sr. Unsec’d. Notes, 8.125%, 05/20/19	405,851
Baa1	430	Banco Bradesco SA (Brazil), Sub. Notes, 8.750%, 10/24/13	457,735

See Notes to Financial Statements.

Prudential Asset Allocation Fund	57

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
A3	$215	Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A, 2.750%, 03/27/18	$215,413
B1	380	Bank of America Corp., Jr. Sub. Notes, Ser. K, 8.000%, 12/29/49(a)(b)	413,797
Baa2	165	Sr. Unsec’d. Notes, 5.700%, 01/24/22	193,803
Baa2	135	6.000%, 09/01/17	156,152
Baa2	95	Sr. Unsec’d. Notes, Ser. 1, 3.750%, 07/12/16	100,793
Baa2	80	Sr. Unsec’d. Notes, MTN, 5.000%, 05/13/21	87,934
Baa3	355	Sub. Notes, 5.750%, 08/15/16	389,941
A2	100	Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes, 5.300%, 10/30/15	111,543
A2	90	6.400%, 10/02/17	108,211
A2	220	7.250%, 02/01/18	274,528
Baa1	5	Capital One Bank, Sub. Notes, 6.500%, 06/13/13	5,199
Baa3	185	Capital One Capital VI, Ltd. Gtd. Notes, 8.875%, 05/15/40	188,101
Baa2	150	Citigroup, Inc., Sr. Unsec’d. Notes, 4.500%, 01/14/22(a)	164,697
Baa2	280	6.125%, 05/15/18	331,469
Baa2	200	8.125%, 07/15/39	296,968
Baa3	82	Sub. Notes, 5.000%, 09/15/14(a)	86,487
Baa3	165	6.125%, 08/25/36	179,166
Baa2	65	Unsec’d. Notes, 8.500%, 05/22/19	85,963
Aa3	290	Depfa ACS Bank (Ireland), Covered Notes, 144A, 5.125%, 03/16/37	216,072

See Notes to Financial Statements.

58	Visit our website at www.prudentialfunds.com

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
A3	$15	Goldman Sachs Group, Inc. (The), Sr. Notes, 6.250%, 02/01/41	$17,354
A3	270	Sr. Unsec’d. Notes, 5.250%, 07/27/21	297,657
A3	140	5.450%, 11/01/12	140,542
A3	180	5.750%, 01/24/22(a)	207,338
A3	5	6.250%, 09/01/17	5,861
Baa1	10	Sub. Notes, 5.625%, 01/15/17	11,021
Baa1	235	6.450%, 05/01/36	246,226
Baa1	52	6.750%, 10/01/37	55,707
Baa2	20	Huntington Bancshares, Inc., Sub. Notes, 7.000%, 12/15/20	24,303
Ba1	300	JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1, 7.900%, 04/29/49(a)(b)	340,719
A2	220	Sr. Unsec’d. Notes, 4.250%, 10/15/20	240,371
A2	195	Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN, 5.800%, 01/13/20	225,205
Baa1	70	Morgan Stanley, Sr. Unsec’d. Notes, 6.375%, 07/24/42	77,095
Baa1	110	Sr. Unsec’d. Notes, 5.500%, 07/28/21	120,383
Baa1	285	Sr. Unsec’d. Notes, MTN, 5.625%, 09/23/19	311,356
Baa1	460	Sr. Unsec’d. Notes, Ser. G, MTN, 5.450%, 01/09/17	501,677
Ba1	150	MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes, 6.346%, 07/29/49(b)	163,453
A3	65	PNC Funding Corp., Gtd. Notes, 6.700%, 06/10/19(a)	82,688

See Notes to Financial Statements.

Prudential Asset Allocation Fund	59

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Baa1	$250	Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, MTN, 6.400%, 10/21/19(a)	$287,300
A3	20	Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes, Ser. 2, 3.400%, 08/23/13	20,382
Baa2	110	Santander Holdings USA, Inc., Sr. Unsec’d. Notes, 3.000%, 09/24/15(a)	111,289
A1	130	US Bancorp, Sub. Notes, MTN, 2.950%, 07/15/22	131,237

			8,088,987

Brokerage
NR	345	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN, 5.250%, 02/06/12(d)	87,975
NR	100	6.875%, 05/02/18(d)	26,000

			113,975

Building Materials & Construction 0.1%
Ba1	150	Mohawk Industries, Inc., Sr. Unsec’d. Notes, 6.375%, 01/15/16(b)	168,750

Cable 0.2%
B1	125	Cablevision Systems Corp., Sr. Unsec’d. Notes, 8.625%, 09/15/17	145,312
Baa1	40	Comcast Corp., Gtd. Notes, 6.450%, 03/15/37	51,521
Baa1	110	6.500%, 11/15/35	142,045
Baa1	65	6.950%, 08/15/37	88,488
Baa2	45	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Gtd. Notes, 3.500%, 03/01/16	47,886

See Notes to Financial Statements.

60	Visit our website at www.prudentialfunds.com

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Cable (cont’d.)
Baa2	$25	3.550%, 03/15/15	$26,478
Baa2	200	5.150%, 03/15/42(a)	203,475

			705,205

Capital Goods 0.5%
Ba2	160	Actuant Corp., Gtd. Notes, 5.625%, 06/15/22	166,000
Ba2	125	Case New Holland, Inc., Gtd. Notes, 7.875%, 12/01/17(a)	146,562
A2	50	Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN, 5.500%, 03/15/16	57,382
Baa1	110	Erac USA Finance Co., Gtd. Notes, 144A, 5.800%, 10/15/12 (original cost $109,915; purchased date 10/10/07)(c)(e)	110,191
Baa1	296	6.375%, 10/15/17 (original cost $295,482; purchased date 10/10/07)(a)(c)(e)	353,608
Baa1	20	7.000%, 10/15/37 (original cost $19,827; purchased date 10/10/07)(c)(e)	24,922
Baa3	40	Penske Truck Leasing Co. LP / PTL Finance Corp., Sr. Notes, 144A, 2.500%, 07/11/14 (original cost $39,984; purchased date 07/10/12)(c)(e)	40,318
Baa3	60	Unsec’d. Notes, 144A, 3.125%, 05/11/15 (original cost $59,942; purchased date 05/08/12)(c)(e)	61,385
Ba2	100	SPX Corp., Gtd. Notes, 7.625%, 12/15/14	110,000

See Notes to Financial Statements.

Prudential Asset Allocation Fund	61

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
A2	$145	United Technologies Corp., Sr. Unsec’d. Notes, 4.500%, 06/01/42	$162,514
A2	60	6.125%, 07/15/38	81,389
Baa2	160	Xylem, Inc., Sr. Unsec’d. Notes, 4.875%, 10/01/21	180,310

			1,494,581

Chemicals 0.2%
Baa3	250	Dow Chemical Co. (The), Sr. Unsec’d. Notes, 7.600%, 05/15/14	276,220
Baa3	82	9.400%, 05/15/39	132,759
Baa1	75	ICI Wilmington, Inc., Gtd. Notes, 5.625%, 12/01/13	78,428
Baa3	100	Union Carbide Corp., Sr. Unsec’d. Notes, 7.500%, 06/01/25	121,264

			608,671

Consumer 0.2%
Baa3	300	Newell Rubbermaid, Inc., Sr. Unsec’d. Notes, 6.250%, 04/15/18	347,510
Ba3	136	Sealy Mattress Co., Sr. Sec’d. Notes, 144A, 10.875%, 04/15/16	148,580
Ba3	125	Service Corp. International, Sr. Unsec’d. Notes, 7.375%, 10/01/14	137,500

			633,590

Electric 0.7%
Baa1	35	Arizona Public Service Co., Sr. Unsec’d. Notes, 6.250%, 08/01/16	41,173

See Notes to Financial Statements.

62	Visit our website at www.prudentialfunds.com

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Baa1	$115	Baltimore Gas & Electric Co., Sr. Unsec’d. Notes, 6.350%, 10/01/36	$153,934
A3	120	CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Ser. K2, 6.950%, 03/15/33	171,975
A1	55	Duke Energy Carolinas LLC, First Mtge. Bonds, 6.050%, 04/15/38	72,763
Baa2	135	El Paso Electric Co., Sr. Unsec’d. Notes, 6.000%, 05/15/35	158,522
Baa1	210	ENEL Finance International NV (Netherlands), Gtd. Notes, 144A, 6.000%, 10/07/39(a)	188,834
Baa2	30	Exelon Corp., Sr. Unsec’d. Notes, 4.900%, 06/15/15	32,975
Aa3	60	Florida Power & Light Co., First Mtge. Bonds, 5.950%, 10/01/33	81,013
Baa1	30	Iberdrola International BV (Netherlands), Gtd. Notes, 6.750%, 09/15/33	31,680
Baa2	90	Indiana Michigan Power Co., Sr. Unsec’d. Notes, Ser. INDF, 5.050%, 11/15/14	97,338
Baa1	115	MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes, 5.950%, 05/15/37	144,126
Baa1	280	Nevada Power Co., Genl. Ref. Mtge., Ser. O, 6.500%, 05/15/18	354,584
A3	100	Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A, 4.881%, 08/15/19	112,801
A2	110	NSTAR Electric Co., Sr. Unsec’d. Notes, 4.875%, 04/15/14	116,504

See Notes to Financial Statements.

Prudential Asset Allocation Fund	63

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
A3	$90	NSTAR LLC, Sr. Unsec’d. Notes, 4.500%, 11/15/19	$102,377
Baa3	55	Public Service Co. of New Mexico, Sr. Unsec’d. Notes, 7.950%, 05/15/18	67,184
A1	125	Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN, 5.800%, 05/01/37	166,736
Baa1	105	Xcel Energy, Inc., Sr. Unsec’d. Notes, 4.800%, 09/15/41	120,988
Baa1	36	5.613%, 04/01/17	42,323

			2,257,830

Energy - Integrated
A2	70	BP Capital Markets PLC (United Kingdom), Gtd. Notes, 4.500%, 10/01/20(a)	81,259

Energy - Other 0.4%
Baa3	150	Anadarko Petroleum Corp., Sr. Unsec’d. Notes, 6.375%, 09/15/17	180,843
Baa3	50	6.450%, 09/15/36	61,947
Baa3	25	6.950%, 06/15/19(a)	31,319
Ba3	150	Cie Generale de Geophysique-Veritas (France), Gtd. Notes, 9.500%, 05/15/16	162,000
B2	150	Forest Oil Corp., Gtd. Notes, 8.500%, 02/15/14	162,375
Baa2	140	Nabors Industries, Inc., Gtd. Notes, 4.625%, 09/15/21(a)	150,484
Baa1	60	Phillips 66, Gtd. Notes, 144A, 2.950%, 05/01/17	63,474

See Notes to Financial Statements.

64	Visit our website at www.prudentialfunds.com

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Energy - Other (cont’d.)
Baa3	$105	Transocean, Inc. (Cayman Islands), Gtd. Notes, 2.500%, 10/15/17(a)	$105,582
Baa2	115	Weatherford International Ltd. (Bermuda), Gtd. Notes, 5.125%, 09/15/20(a)	125,723
Baa1	265	Woodside Finance Ltd. (Australia), Gtd. Notes, 144A, 5.000%, 11/15/13	275,746

			1,319,493

Foods 0.6%
A3	235	Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 8.000%, 11/15/39	384,920
B3	125	ARAMARK Holdings Corp., Sr. Unsec’d. Notes, 144A, PIK, 8.625%, 05/01/16(a)	128,127
Baa2	177	Beam, Inc., Sr. Unsec’d. Notes, 6.375%, 06/15/14	193,025
Baa2	215	Bunge Ltd. Finance Corp., Gtd. Notes, 5.350%, 04/15/14	227,028
Baa2	145	8.500%, 06/15/19	183,717
A2	150	Cargill, Inc., Sr. Unsec’d. Notes, 144A, 6.000%, 11/27/17 (original cost $149,288; purchased date 11/19/07)(c)(e)	181,656
Ba1	175	Constellation Brands, Inc., Gtd. Notes, 8.375%, 12/15/14	198,406
Ba2	125	Darling International, Inc., Gtd. Notes, 8.500%, 12/15/18	142,344
Baa2	85	Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A, 5.000%, 06/04/42(a)	94,824

See Notes to Financial Statements.

Prudential Asset Allocation Fund	65

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Foods (cont’d.)
Baa3	$150	Tyson Foods, Inc., Gtd. Notes, 6.600%, 04/01/16(b)	$172,125

			1,906,172

Healthcare & Pharmaceutical 0.6%
Baa1	210	Amgen, Inc., Sr. Unsec’d. Notes, 5.150%, 11/15/41	233,999
Baa1	120	5.375%, 05/15/43(a)	139,060
Baa3	310	Aristotle Holding, Inc., Gtd. Notes, 144A, 2.750%, 11/21/14	321,888
A1	110	AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes, 6.450%, 09/15/37	150,440
Baa2	110	Cardinal Health, Inc., Sr. Unsec’d. Notes, 5.500%, 06/15/13	113,569
Baa1	70	Gilead Sciences, Inc., Sr. Unsec’d. Notes, 5.650%, 12/01/41	87,556
B3	100	HCA, Inc., Sr. Unsec’d. Notes, 6.250%, 02/15/13	101,375
Baa2	20	Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes, 3.750%, 08/23/22(a)	20,928
Baa2	250	5.625%, 12/15/15	281,695
Aa3	30	Merck & Co., Inc., Sr. Unsec’d. Notes, 5.950%, 12/01/28	39,868
Ba2	125	Mylan, Inc., Gtd. Notes, 144A, 7.625%, 07/15/17(a)	138,438
Baa3	65	Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes, 4.625%, 10/01/42	66,550
Baa3	75	6.125%, 08/15/19(a)	91,593

See Notes to Financial Statements.

66	Visit our website at www.prudentialfunds.com

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
A1	$35	Wyeth LLC, Gtd. Notes, 5.500%, 02/01/14	$37,386

			1,824,345

Healthcare Insurance 0.4%
Baa1	110	Aetna, Inc., Sr. Unsec’d. Notes, 6.625%, 06/15/36	143,343
Baa2	50	Cigna Corp., Sr. Unsec’d. Notes, 5.875%, 03/15/41	58,761
Baa2	140	6.150%, 11/15/36	167,817
Baa3	540	Coventry Health Care, Inc., Sr. Unsec’d. Notes, 6.125%, 01/15/15	594,069
A3	60	UnitedHealth Group, Inc., Sr. Unsec’d. Notes, 6.000%, 06/15/17	73,085
A3	100	6.500%, 06/15/37	131,503
A3	80	6.625%, 11/15/37	107,398
Baa2	45	WellPoint, Inc., Sr. Unsec’d. Notes, 4.625%, 05/15/42	45,426
Baa2	125	4.650%, 01/15/43	127,501

			1,448,903

Insurance 1.0%
Baa1	80	Allied World Assurance Co. Ltd. (Bermuda), Gtd. Notes, 5.500%, 11/15/20	88,203
A3	15	Allstate Corp. (The), Sr. Unsec’d. Notes, 5.200%, 01/15/42	17,983
Baa1	130	American International Group, Inc., Sr. Unsec’d. Notes, 4.250%, 05/15/13(b)	132,630
Baa1	100	6.400%, 12/15/20	121,809
Baa1	155	8.250%, 08/15/18(a)	199,316

See Notes to Financial Statements.

Prudential Asset Allocation Fund	67

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Baa1	$160	Axis Specialty Finance LLC, Gtd. Notes, 5.875%, 06/01/20	$180,327
A3	210	Chubb Corp. (The), Jr. Sub. Notes, 6.375%, 03/29/67(a)(b)	223,650
Baa3	90	Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes, MTN, 6.000%, 01/15/19	102,114
Baa2	180	Liberty Mutual Group, Inc., Bonds, 144A, 7.000%, 03/15/34	197,266
Ba1	40	Lincoln National Corp., Jr. Sub. Notes, 6.050%, 04/20/67(b)	39,150
Baa2	110	Sr. Unsec’d. Notes, 6.300%, 10/09/37	126,386
Baa2	90	7.000%, 06/15/40	112,141
Baa2	70	8.750%, 07/01/19	91,719
A3	135	MetLife, Inc., Sr. Unsec’d. Notes, 5.700%, 06/15/35	165,884
A3	15	6.375%, 06/15/34	19,574
A3	50	6.750%, 06/01/16(a)	59,846
Aa2	110	New York Life Insurance Co., Sub. Notes, 144A, 6.750%, 11/15/39	152,539
Aa2	60	Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A, 6.063%, 03/30/40(a)	76,778
Baa1	105	Ohio National Financial Services, Inc., Sr. Notes, 144A, 6.375%, 04/30/20	120,881
A3	150	Pacific Life Insurance Co., Sub. Notes, 144A, 9.250%, 06/15/39	198,720
A3	15	Principal Financial Group, Inc., Gtd. Notes, 4.625%, 09/15/42	15,316

See Notes to Financial Statements.

68	Visit our website at www.prudentialfunds.com

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
A2	$110	Progressive Corp. (The), Jr. Sub. Notes, 6.700%, 06/15/37(b)	$118,800
Aa2	240	Teachers Insurance & Annuity Association of America, Sub. Notes, 144A, 6.850%, 12/16/39	329,564
Baa2	50	Unum Group, Sr. Unsec’d. Notes, 5.625%, 09/15/20	55,893
Baa2	110	W.R. Berkley Corp., Sr. Unsec’d. Notes, 5.600%, 05/15/15	120,345
Baa2	90	6.150%, 08/15/19	103,035
Baa2	15	XL Group PLC (Ireland), Sr. Unsec’d. Notes, 5.250%, 09/15/14	16,020

			3,185,889

Lodging 0.3%
B2	100	Felcor Lodging LP, Sr. Sec’d. Notes, 10.000%, 10/01/14	114,750
Baa2	130	Marriott International, Inc., Sr. Unsec’d. Notes, 3.250%, 09/15/22	130,680
Baa3	500	Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes, 6.750%, 05/15/18	598,749

			844,179

Media & Entertainment 0.3%
Baa1	100	News America, Inc., Gtd. Notes, 6.150%, 03/01/37	119,837
Baa1	70	6.150%, 02/15/41(a)	87,142
Baa1	125	7.625%, 11/30/28	160,805
Ba3	125	Sinclair Television Group, Inc., Sec’d. Notes, 144A, 9.250%, 11/01/17	138,437

See Notes to Financial Statements.

Prudential Asset Allocation Fund	69

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Baa2	$25	Time Warner, Inc., Gtd. Notes, 6.200%, 03/15/40	$31,127
Baa2	30	6.250%, 03/29/41(a)	38,007
Baa2	160	7.250%, 10/15/17(a)	203,176
Baa2	20	7.625%, 04/15/31	27,938
Baa2	100	9.150%, 02/01/23	143,244
Baa1	105	Viacom, Inc., Sr. Unsec’d. Notes, 6.750%, 10/05/37	136,724

			1,086,437

Metals 0.3%
Baa3	385	ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes, 5.375%, 06/01/13(a)	394,831
Ba1	190	Peabody Energy Corp., Gtd. Notes, 144A, 6.000%, 11/15/18	190,000
A-(f)	70	Rio Trinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes, 4.500%, 05/15/13	71,594
A-(f)	115	5.000%, 06/01/15	126,863
Baa2	95	Southern Copper Corp., Sr. Unsec’d. Notes, 7.500%, 07/27/35	117,145
Baa2	85	Teck Resources Ltd. (Canada), Gtd. Notes, 5.200%, 03/01/42	79,934
Baa2	150	Xstrata Finance (Canada) Ltd. (Canada), Gtd. Notes, 144A, 2.850%, 11/10/14	154,206

			1,134,573

Non Captive Finance 0.6%
A1	600	General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN, 6.000%, 08/07/19(a)(g)	729,774

See Notes to Financial Statements.

70	Visit our website at www.prudentialfunds.com

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Non Captive Finance (cont’d.)
A1	$170	6.875%, 01/10/39(a)	$227,138
A2	100	Sub. Notes, 5.300%, 02/11/21	114,757
Ba3	400	International Lease Finance Corp., Sr. Unsec’d. Notes, MTN, 6.375%, 03/25/13	408,000
Ba1	130	SLM Corp., Sr. Unsec’d. Notes, MTN, 8.000%, 03/25/20	150,150
Ba1	180	8.450%, 06/15/18	210,819

			1,840,638

Paper 0.2%
Baa3	40	Georgia-Pacific LLC, Gtd. Notes, 144A, 5.400%, 11/01/20 (original cost $39,765; purchased date 10/27/10)(c)(e)	46,881
Baa3	30	International Paper Co., Sr. Unsec’d. Notes, 6.000%, 11/15/41(a)	36,556
Baa3	175	7.300%, 11/15/39	231,650
Baa3	85	7.500%, 08/15/21	111,579
Ba1	50	Rock-Tenn Co., Gtd. Notes, 144A, 4.000%, 03/01/23	50,808
Ba1	95	Unsec’d. Notes, 144A, 4.900%, 03/01/22(a)	102,911

			580,385

Pipelines & Other 0.1%
Baa2	90	CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes, 6.250%, 02/01/37	116,051
Baa3	90	Energy Transfer Partners LP, Sr. Unsec’d. Notes, 4.650%, 06/01/21	96,787

See Notes to Financial Statements.

Prudential Asset Allocation Fund	71

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Baa3	$55	NiSource Finance Corp., Gtd. Notes, 5.250%, 09/15/17	$63,631
Baa3	70	5.450%, 09/15/20	82,390
Baa1	15	Sempra Energy, Sr. Unsec’d. Notes, 6.000%, 02/01/13	15,266
Baa2	45	Spectra Energy Capital LLC, Gtd. Notes, 6.250%, 02/15/13	45,909

			420,034

Railroads 0.2%
A3	135	Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes, 6.700%, 08/01/28	169,484
Baa3	170	CSX Corp., Sr. Unsec’d. Notes, 6.150%, 05/01/37	216,939
Baa1	20	Norfolk Southern Corp., Sr. Unsec’d. Notes, 5.590%, 05/17/25	24,773
Baa1	97	Sr. Unsec’d. Notes, 144A, 2.903%, 02/15/23	98,416

			509,612

Real Estate Investment Trusts 0.3%
Baa2	100	HCP, Inc., Sr. Unsec’d. Notes, 2.700%, 02/01/14	102,099
Baa2	115	Mack-Cali Realty LP, Sr. Unsec’d. Notes, 7.750%, 08/15/19	142,166
Baa3	135	Post Apartment Homes LP, Sr. Unsec’d. Notes, 6.300%, 06/01/13	139,038
Baa2	11	ProLogis LP, Gtd. Notes, 6.875%, 03/15/20	13,349

See Notes to Financial Statements.

72	Visit our website at www.prudentialfunds.com

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (cont’d.)
A3	$30	Simon Property Group LP, Sr. Unsec’d. Notes, 2.800%, 01/30/17(a)	$31,582
A3	30	3.375%, 03/15/22(a)	31,498
A3	530	6.125%, 05/30/18(a)	647,285

			1,107,017

Retailers 0.1%
Baa2	160	CVS Caremark Corp., Sr. Unsec’d. Notes, 5.750%, 05/15/41	201,504
A3	60	Lowe’s Cos., Inc., Sr. Unsec’d. Notes, 6.500%, 03/15/29	76,305
Baa3	45	Macy’s Retail Holdings, Inc., Gtd. Notes, 3.875%, 01/15/22(a)	48,513
A2	130	Target Corp., Sr. Unsec’d. Notes, 4.000%, 07/01/42(a)	133,056

			459,378

Technology 0.3%
Baa3	60	Arrow Electronics, Inc., Sr. Unsec’d. Notes, 3.375%, 11/01/15	62,655
Baa2	70	Fiserv, Inc., Gtd. Notes, 3.125%, 06/15/16	73,608
BB(f)	125	NXP BV / NXP Funding LLC (Netherlands), Sr. Sec’d. Notes, 144A, 10.000%, 07/15/13	133,437
Baa3	110	Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A, 10.000%, 05/01/14	120,725
Ba1	125	STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 144A, 7.500%, 08/12/15	130,625

See Notes to Financial Statements.

Prudential Asset Allocation Fund	73

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
Baa2	$445	Xerox Corp., Sr. Unsec’d. Notes, 4.250%, 02/15/15	$472,615

			993,665

Telecommunications 0.3%
A2	100	America Movil SAB de CV (Mexico), Gtd. Notes, 6.125%, 03/30/40(a)	130,117
A2	33	AT&T, Inc., Sr. Unsec’d. Notes, 5.350%, 09/01/40(a)	39,719
A2	215	6.550%, 02/15/39(a)	291,431
Baa2	50	British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes, 9.625%, 12/15/30(b)	81,379
		Embarq Corp., Sr. Unsec’d. Notes, 7.082%, 06/01/16
Baa3	75	(original cost $84,771; purchased date 05/04/11 - 05/11/11)(a)(c)(e) 7.995%, 06/01/36	88,557
Baa3	200	(original cost $199,986; purchased date 05/12/06)(c)(e)	224,928
Baa2	90	Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 5.250%, 11/15/13	92,812
A2	40	Telefonos de Mexico SAB de CV (Mexico), Gtd. Notes, 5.500%, 11/15/19	47,385
Ba3	100	Windstream Corp., Gtd. Notes, 8.125%, 08/01/13	105,000

			1,101,328

Tobacco 0.3%
Baa1	235	Altria Group, Inc., Gtd. Notes, 9.700%, 11/10/18	336,591

See Notes to Financial Statements.

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Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Tobacco (cont’d.)
Baa1	$160	10.200%, 02/06/39	$274,169
Baa2	50	Lorillard Tobacco Co., Gtd. Notes, 8.125%, 06/23/19	64,479
Baa3	220	Reynolds American, Inc., Gtd. Notes, 6.750%, 06/15/17(a)	266,294
Baa3	35	7.250%, 06/15/37	44,245

			985,778

		Total corporate bonds (cost $32,052,161)	36,051,226

ASSET BACKED SECURITIES 1.9%

Non-Residential Mortgage Backed Securities 1.4%
Aaa	492	Aimco CLO (Cayman Islands), Ser. 2005-AA, Class A1B, 144A, 0.705%, 10/20/19(b)	475,137
Aaa	300	Apidos CDO VIII (Cayman Islands), Ser. 2011-8A, Class A1, 144A, 1.955%, 10/17/21(b)	299,983
AA(f)	250	ARES CLO Ltd. (Cayman Islands), Ser. 2012-2A, Class B1, 144A, 3.428%, 10/12/23(b)	250,000
AAA(f)	238	ARES Enhanced Loan Investment Strategy Ltd. (Cayman Islands), Ser. 2005-2A, Class A2, 144A, 0.708%, 01/26/20(b)	231,682
AAA(f)	250	Battalion CLO Ltd. (Cayman Islands), Ser. 2012-2A, Class A1, 144A, 1.537%, 11/15/19(b)	247,500
Baa2	300	Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1, 0.619%, 02/20/15(b)	299,944
A2	600	GE Capital Credit Card Master Note Trust, Ser. 2012-4, Class B, 1.071%, 06/15/18(b)	602,704

See Notes to Financial Statements.

Prudential Asset Allocation Fund	75

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
ASSET BACKED SECURITIES (Continued)

Non-Residential Mortgage Backed Securities (cont’d.)
Aaa	$214	Gulf Stream - Sextant CLO Ltd. (Cayman Islands), Ser. 2006-1A, Class A1A, 144A, 0.665%, 08/21/20(b)	$210,741
Aaa	36	Hewett’s Island CLO II Ltd. (Cayman Islands), Ser. 2004-1A, Class A1, 144A, 0.729%, 12/15/16(b)	35,986
Aaa	500	Landmark IX CDO Ltd. (Cayman Islands), Ser. 2007-9A, Class A1, 144A, 0.670%, 04/15/21(b)	487,746
Aaa	250	Marine Park CLO Ltd. (Cayman Islands), Ser. 2012-1A, Class A1A, 144A, 2.003%, 05/18/23(b)	250,000
AA(f)	250	Ser. 2012-1A, Class A2, 144A, 2.783%, 05/18/23(b)	250,000
Aaa	200	Mountain Capital CLO III Ltd. (Cayman Islands), Ser. 2004-3A, Class A2L, 144A, 1.235%, 02/15/16(b)	198,182
AA(f)	250	Slater Mill Loan Fund LP (Cayman Islands), Ser. 2012-1A, Class B, 144A, 3.085%, 08/17/22(b)	245,040
AA(f)	250	Sound Point CLO Ltd. (Cayman Islands), Ser. 2012-1A, Class B, 3.110%, 10/20/23(b)	249,300
Aaa	350	Trimaran CLO VI Delaware Corp. (Cayman Islands), Ser. 2006-2A, Class A1L, 144A, 0.695%, 11/01/18(b)	343,086

			4,677,031

Residential Mortgage Backed Securities 0.5%
B2	72	CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1, 1.867%, 03/25/33(b)	52,489
Ba1	520	Countrywide Asset-Backed Certificates, Ser. 2004-1, Class M1, 0.967%, 03/25/34(b)	467,905
B3	58	Credit-Based Asset Servicing and Securitization LLC, Ser. 2005-CB6, Class A3, 5.120%, 07/25/35	49,947

See Notes to Financial Statements.

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Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
ASSET BACKED SECURITIES (Continued)

Residential Mortgage Backed Securities (cont’d.)
Ba1	$132	Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.381%, 07/25/34(b)	$107,492
Aa1	56	HSBC Home Equity Loan Trust, Ser. 2005-2, Class M2, 0.709%, 01/20/35(b)	52,098
Baa2	448	Morgan Stanley ABS Capital I, Ser. 2004-NC1, Class M1, 1.267%, 12/25/33(b)	413,111
Caa3	123	Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1, 1.117%, 07/25/32(b)	100,787
B2	120	Ser. 2002-NC4, Class M1, 1.492%, 09/25/32(b)	94,974
Caa2	30	RASC Trust, Ser. 2004-KS2, Class MI1, 4.710%, 03/25/34	15,378
Ba3	202	Securitized Asset Backed Receivables LLC, Ser. 2004-OP1, Class M1, 0.982%, 02/25/34(b)	177,014
Ca	298	Ser. 2006-FR3, Class A3, 0.467%, 05/25/36(b)	135,829

			1,667,024

		Total asset backed securities (cost $6,472,603)	6,344,055

COLLATERALIZED MORTGAGE OBLIGATIONS 0.4%
Caa2	447	Banc of America Alternative Loan Trust, Ser. 2005-12, Class 3CB1, 6.000%, 01/25/36	342,116
B2	88	Banc of America Mortgage Trust, Ser. 2005-A, Class 2A1, 3.004%, 02/25/35(b)	84,451
		Ser. 2005-B, Class 2A1,
Caa1	93	3.034%, 03/25/35(b)	87,543
B2	278	Chase Mortgage Finance Corp., Ser. 2007-A1, Class 1A5, 2.968%, 02/25/37(b)	275,671

See Notes to Financial Statements.

Prudential Asset Allocation Fund	77

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Ba3	$108	Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1, 5.250%, 09/25/19	$110,344
B1	176	JPMorgan Mortgage Trust, Ser. 2007-A1, Class 4A1, 3.002%, 07/25/35(b)	176,812
AAA(f)	11	MASTR Alternative Loans Trust, Ser. 2003-8, Class 4A1, 7.000%, 12/25/33	11,331
Baa1	136	Ser. 2004-4, Class 4A1, 5.000%, 04/25/19	140,651
Baa3	133	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3, 2.778%, 02/25/34(b)	134,062
CCC(f)	56	Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser. 2005-1, Class 3A, 5.000%, 03/25/20	56,035

		Total collateralized mortgage obligations (cost $1,526,240)	1,419,016

COMMERCIAL MORTGAGE BACKED SECURITIES 4.7%
Aaa	500	Banc of America Commercial Mortgage Trust, Ser. 2006-4, Class A3A, 5.600%, 07/10/46	505,751
Aaa	600	Ser. 2006-6, Class A3, 5.369%, 10/10/45	654,991
Aaa	468	Banc of America Merrill Lynch Commercial Mortgage, Inc., Ser. 2004-2, Class A4, 4.153%, 11/10/38	474,127
AAA(f)	2,270	Bear Stearns Commercial Mortgage Securities, Ser. 2004-T16, Class X2, I/O, 0.771%, 02/13/46(b)	1,934
Aaa	633	Citigroup Commercial Mortgage Trust, Ser. 2006-C5, Class ASB, 5.413%, 10/15/49	662,522
Aaa	100	Ser. 2007-C6, Class A4, 5.888%, 12/10/49(b)	117,650

See Notes to Financial Statements.

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Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
AAA(f)	$280	COBALT CMBS Commercial Mortgage Trust, Ser. 2007-C3, Class A3, 5.998%, 05/15/46(b)	$301,017
AAA(f)	520	Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class X, I/O, 2.065%, 09/15/30(b)	19,387
AAA(f)	800	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C1, Class A4, 5.588%, 02/15/39(b)	907,795
AAA(f)	1,200	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C5, Class A4, 5.100%, 08/15/38	1,331,038
Aaa	750	Ser. 2005-C6, Class A4, 5.230%, 12/15/40	831,773
Aaa	335	DBUBS Mortgage Trust, Ser. 2011-LC3A, Class A2, 3.642%, 08/10/44	366,733
NR	3,000	FHLMC Multifamily Structured Pass-Through Certificates, I/O Ser. K020, Class X1, 1.479%, 05/25/22(b)	319,212
Aaa	1,193	Ser. K501, Class X1A, 1.879%, 08/25/16(b)	60,666
NR	2,499	Ser. K710, Class X1, 1.915%, 05/25/19(b)	244,226
AAA(f)	645	GMAC Commercial Mortgage Securities, Inc. Trust, Ser. 2005-C1, Class A5, 4.697%, 05/10/43	692,887
Aaa	344	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2, 5.381%, 03/10/39	354,642
Aaa	500	JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-CB12, Class A4, 4.895%, 09/12/37	551,902
Aaa	317	Ser. 2005-CB13, Class ASB, 5.285%, 01/12/43	331,597
Aaa	52	Ser. 2005-LDP2, Class A3, 4.697%, 07/15/42	52,705
Aa2	100	Ser. 2005-LDP2, Class AM, 4.780%, 07/15/42	107,482

See Notes to Financial Statements.

Prudential Asset Allocation Fund	79

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Aaa	$547	Ser. 2006-CB16, Class ASB, 5.523%, 05/12/45	$585,125
Aaa	15,642	Ser. 2006-LDP6, Class X2, I/O, 0.049%, 04/15/43(b)	5,616
Aaa	300	Ser. 2012-CBX, Class A3, 3.139%, 06/16/45	321,072
AAA(f)	65	LB-UBS Commercial Mortgage Trust, Ser. 2006-C1, Class A2, 5.084%, 02/15/31	65,024
Aaa	4	Ser. 2006-C3, Class A2, 5.532%, 03/15/32	3,779
Aaa	400	Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3, 4.615%, 08/12/39	412,543
Aaa	480	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4, 6.091%, 06/12/46(b)	555,820
Aaa	294	Ser. 2007-6, Class A2, 5.331%, 03/12/51	302,122
Aaa	1,411	Ser. 2007-7, Class ASB, 5.745%, 06/12/50(b)	1,479,951
Aaa	500	Morgan Stanley Capital I Trust, Ser. 2006-HQ8, Class A4, 5.598%, 03/12/44(b)	564,817
AAA(f)	700	Ser. 2006-IQ11, Class A4, 5.891%, 10/15/42(b)	798,816
Aaa	200	Ser. 2007-HQ11, Class A31, 5.439%, 02/12/44	210,585
Aaa	895	Ser. 2007-HQ11, Class AAB, 5.444%, 02/12/44	942,151
AAA(f)	251	Ser. 2007-T27, Class AAB, 5.823%, 06/11/42(b)	262,576
Aa1	135	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class AMFX, 5.179%, 07/15/42(b)	148,214
Aaa	110	Ser. 2006-C25, Class A4, 5.923%, 05/15/43(b)	126,073
Aaa	17	Ser. 2007-C33, Class A2, 6.077%, 02/15/51(b)	16,949

		Total commercial mortgage backed securities (cost $14,686,234)	15,691,270

See Notes to Financial Statements.

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Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
FOREIGN AGENCIES 0.7%
Aaa	$1,220	Commonwealth Bank of Australia (Australia), Gov’t. Gtd. Notes, 144A, 2.700%, 11/25/14	$1,275,254
Aa3	100	Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes, 5.125%, 06/29/20	116,928
A1	120	Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A, MTN, 6.250%, 06/17/14	129,729
Aaa	115	Kreditanstalt Fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes, 2.375%, 08/25/21(a)	119,152
A3	250	Petrobras International Finance Co. (Cayman Islands), Gtd. Notes, 5.375%, 01/27/21(a)	281,693
Baa1	460	RSHB Capital SA For OJSC Russian Agricultural Bank (Luxembourg), Sr. Unsec’d. Notes, 144A, 6.299%, 05/15/17	505,867

		Total foreign agencies (cost $2,279,180)	2,428,623

MORTGAGE BACKED SECURITIES 11.4%
	500	Federal Home Loan Mortgage Corp., 3.000%, TBA 15 YR	526,875
	1,000	3.500%, TBA 30 YR	1,072,187
	1,509	4.000%, 06/01/26 - 11/01/39	1,621,654
	995	4.500%, 10/01/39	1,070,451
	2,500	4.500%, TBA 30 YR	2,687,891
	2,104	5.000%, 07/01/18 - 01/01/39	2,287,810
	142	5.208%, 12/01/35(b)	152,526
	975	5.500%, 12/01/33 - 10/01/37	1,071,199
	235	6.000%, 01/01/34	262,984
	77	7.000%, 10/01/31 - 05/01/32	90,958
	323	Federal National Mortgage Association, 2.460%, 07/01/37(b)	341,522
	500	2.500%, TBA 15 YR	524,375
	1,000	3.000%, TBA 15 YR(h)	1,058,594
	500	3.000%, TBA 30 YR(h)	527,812
	500	3.000%, TBA 30 YR(h)	526,484
	425	3.500%, 06/01/39	456,820

See Notes to Financial Statements.

Prudential Asset Allocation Fund	81

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
MORTGAGE BACKED SECURITIES (Continued)
	$750	3.500%, TBA 15 YR(h)	$797,695
	1,000	3.500%, TBA 30 YR	1,072,500
	1,000	3.500%, TBA 30 YR(h)	1,069,844
	1,679	4.500%, 07/01/19 - 09/01/39	1,819,421
	838	5.000%, 10/01/18 - 02/01/36	919,014
	500	5.000%, TBA 30 YR(h)	545,156
	1,383	5.500%, 12/01/16 - 07/01/34	1,537,391
	2,005	6.000%, 09/01/17 - 08/01/38	2,256,176
	1,948	6.500%, 05/01/13 - 10/01/37	2,209,686
	48	7.000%, 06/01/32	57,996
	4	7.500%, 09/01/30	4,551
	7	8.000%, 12/01/23	8,654
	8	8.500%, 02/01/28	9,815
	1,500	Government National Mortgage Association, 3.500%, TBA 30 YR(h)	1,640,625
	500	4.000%, TBA 30 YR(h)	551,250
	1,500	4.000%, TBA 30 YR(h)	1,650,937
	2,750	4.500%, TBA 30 YR(h)	3,034,023
	1,000	5.000%, TBA 30 YR(h)	1,102,500
	1,455	5.500%, 07/15/33 - 02/15/36	1,633,647
	1,000	6.000%, TBA 30 YR(h)	1,129,844
	366	6.500%, 09/15/23 - 08/15/32	426,368
	75	7.000%, 06/15/24 - 05/15/31	88,027
	8	7.500%, 04/15/29 - 05/15/31	9,193
	77	8.000%, 08/15/22 - 06/15/25	88,482

		Total mortgage backed securities (cost $36,424,514)	37,942,937

MUNICIPAL BONDS 0.6%
Aa3	220	Bay Area Toll Auth. Toll Bridge Rev., Taxable, Revenue Bonds, BABs, 6.263%, 04/01/49	312,160
A2	160	Chicago O’Hare Int’l. Arpt., BABs, 6.395%, 01/01/40	208,544
Aa2	160	Metropolitan Government of Nashville & Davidson County Convention Center Auth., Taxable Sub. B, Direct Pay, BABs, 6.731%, 07/01/43	191,211
A3	165	New Jersey State Tpk. Auth. Rev., Tax. Issuer Subs., Ser. F, BABs, 7.414%, 01/01/40	245,593

See Notes to Financial Statements.

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Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
MUNICIPAL BONDS (Continued)
Aa1	$190	New York City Trans. Fin. Auth., Tax. Future, Tax. Secd. Sub., Ser. C-2, BABs, 5.767%, 08/01/36	$240,358
Aa1	65	Ohio State University Gen. Rcpts., BABs, 4.910%, 06/01/40	77,959
Aaa	45	Ohio State Water Development Auth. Wtr. Poll. Ctl. Rev., Taxable Ld Fd. B-2 Wtr. Quality, BABs, 4.879%, 12/01/34	52,378
Aa2	70	Oregon State Dept. of Trans. Hwy. User Tax Rev., Taxable Sub. Lien, Ser. A, BABs, 5.834%, 11/15/34	91,928
Aa3	80	Pennsylvania State Turnpike Commission Rev., Ser. B, BABs, 5.511%, 12/01/45	95,905
A1	210	State of California, GO, BABs, 7.300%, 10/01/39	279,615
A1	90	State of California, GO, Tax. Var. Purp., BABs, 7.500%, 04/01/34	120,021
A1	40	7.550%, 04/01/39	54,596
A2	90	State of Illinois, GO, 4.421%, 01/01/15	95,504
Aaa	50	Texas State Trans. Commission Rev., Taxable First Tier, Ser. B, BABs, 5.028%, 04/01/26	60,945

		Total municipal bonds (cost $1,664,583)	2,126,717

SOVEREIGN BONDS 0.3%
Baa1	118	Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN, 4.750%, 03/08/44	131,275
A2	240	Poland Government International Bond (Poland), Sr. Unsec’d. Notes, 3.000%, 03/17/23	235,848
Baa1	400	Russian Foreign Bond - Eurobond (Russia), Sr. Unsec’d. Notes, 144A, 3.250%, 04/04/17	420,912

See Notes to Financial Statements.

Prudential Asset Allocation Fund	83

Portfolio of Investments

as of September 30, 2012 continued

Moody’s Ratings§†	Principal Amount (000)#	Description	Value (Note 1)
SOVEREIGN BONDS (Continued)
Baa3	$200	Spain Government International Bond (Spain), Ser. E, MTN, 3.625%, 06/17/13	$199,680

		Total sovereign bonds (cost $952,445)	987,715

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.2%
	135	Federal Home Loan Banks, 5.500%, 07/15/36	187,042
	150	Federal Home Loan Mortgage Corp., 2.375%, 01/13/22	157,356
	330	Resolution Funding Corp. Interest STRIP, 1.160%, 04/15/18(i)	309,880

		Total U.S. Government Agency Obligations (cost $576,121)	654,278

U.S. GOVERNMENT TREASURY SECURITIES 6.1%
	970	U.S. Treasury Bonds, 2.750%, 08/15/42	953,935
	150	3.000%, 05/15/42	155,531
	385	3.125%, 02/15/42	409,544
	700	6.125%, 11/15/27	1,053,500
	1,335	11.250%, 02/15/15	1,680,848
	1,595	U.S. Treasury Notes, 0.125%, 07/31/14	1,591,698
	5	0.250%, 09/15/15	4,991
	30	0.625%, 08/31/17	30,019
	1,305	1.000%, 03/31/17	1,331,100
	720	1.625%, 08/15/22(a)	719,212
	1,430	2.125%, 12/31/15	1,511,666
	1,190	2.375%, 03/31/16	1,272,091
	2,000	4.625%, 02/15/17	2,353,594
	3,665	U.S. Treasury STRIP Coupon, 2.100%, 05/15/24(i)	2,874,782
	1,880	2.140%, 08/15/24(i)	1,459,316
	885	2.210%, 11/15/23(i)	708,342
	500	2.210%, 02/15/25(i)	380,350
	1,600	2.560%, 05/15/25(i)	1,205,435

See Notes to Financial Statements.

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Principal Amount (000)#	Description	Value (Note 1)
U.S. GOVERNMENT TREASURY SECURITIES (Continued)
$790	2.810%, 08/15/26(i)	$566,127

	Total U.S. government treasury securities (cost $18,516,668)	20,262,081

	Total long-term investments (cost $274,763,083)	323,488,406

SHORT-TERM INVESTMENTS 13.0%

U.S. GOVERNMENT TREASURY SECURITY 0.1%
370	U.S. Treasury Bills 0.100%, 12/20/12(g)(j) (cost $369,918)	369,932

Shares
AFFILIATED MUTUAL FUNDS 12.9%
2,270,359	Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund(k) (cost $22,073,297)	20,773,782
22,009,764	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund(k)(l) (cost $22,009,764; includes $15,386,312 of cash collateral received for securities on loan)	22,009,764

	Total affiliated mutual funds (cost $44,083,061)	42,783,546

	Total short-term investments (cost $44,452,979)	43,153,478

	Total investments 110.3% (cost $319,216,062; Note 5)	366,641,884
	Liabilities in excess of other assets(m) (10.3%)	(34,195,292)

	Net Assets 100.0%	$332,446,592

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ABS—Asset-Backed Security

BABs—Build America Bonds

CDO—Collateralized Debt Obligation

CLO—Collateralized Loan Obligation

See Notes to Financial Statements.

Prudential Asset Allocation Fund	85

Portfolio of Investments

as of September 30, 2012 continued

CMBS—Commercial Mortgage-Backed Security

FHLMC—Federal Home Loan Mortgage Association

GO—General Obligation

I/O—Interest Only

MSCI EAFE—Morgan Stanley Capital International Europe, Australasia and Far East

MTN—Medium Term Note

NR—Not Rated

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

STRIP—Separate trading of registered interest and principal of securities

TBA—To Be Announced

*	Non-income producing security.
§	The Series’ current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
†	The ratings reflected are as of September 30, 2012. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,966,238; cash collateral of $15,386,312 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2012.
(c)	Indicates a security that has been deemed illiquid.
(d)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(e)	Indicates a restricted security, the aggregate original cost of such securities is $998,960. The aggregate value of $1,132,446 is approximately 0.3% of net assets.
(f)	Standard and Poor’s Rating.
(g)	Represents security, or a portion thereof, segregated as collateral for futures contract.
(h)	Principal amount of $12,500,000 represents a to-be announced (“TBA”) mortgage dollar roll.
(i)	Rate shown reflects the effective yield at September 30, 2012.
(j)	Rate quoted represents yield-to-maturity as of purchase date.
(k)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(l)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(m)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

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Open futures contracts outstanding at September 30, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2012	Unrealized Appreciation (Depreciation)
	Long Positions:
18	2 Year U.S. Treasury Notes	Dec. 2012	$3,965,710	$3,969,563	$3,853
82	5 Year U.S. Treasury Notes	Dec. 2012	10,196,007	10,219,891	23,884
13	10 Year U.S. Treasury Notes	Dec. 2012	1,734,469	1,735,297	828
27	U.S. Long Bond	Dec. 2012	3,968,823	4,033,125	64,302
35	E-mini S&P 500	Dec. 2012	2,507,214	2,509,850	2,636
7	mini MSCI EAFE Index	Dec. 2012	542,193	524,370	(17,823)

					77,680

	Short Position:
17	U.S. Ultra Bond	Dec. 2012	2,783,737	2,808,719	(24,982)

					$52,698

Interest rate swap agreements outstanding at September 30, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreement:
$2,855	08/31/16	0.934%	3 month LIBOR(b)	$41,836	$—	$41,836	Credit Suisse International
2,840	08/31/16	0.928%	3 month LIBOR(b)	40,931	—	40,931	Citibank NA
2,840	08/31/16	0.977%	3 month LIBOR(a)	(46,434)	—	(46,434)	Citibank NA
890	08/31/16	0.975%	3 month LIBOR(a)	(14,486)	—	(14,486)	JPMorgan Chase Bank NA
890	08/31/16	0.978%	3 month LIBOR(a)	(14,610)	—	(14,610)	JPMorgan Chase Bank NA
245	09/14/16	1.206%	3 month LIBOR(a)	(6,175)	—	(6,175)	Deutsche Bank AG
4,240	11/30/16	0.945%	3 month LIBOR(a)	(59,014)	—	(59,014)	Citibank NA
2,660	11/30/16	0.913%	3 month LIBOR(a)	(33,470)	—	(33,470)	JPMorgan Chase Bank NA
1,570	02/28/17	0.680%	3 month LIBOR(b)	574	—	574	Citibank NA

See Notes to Financial Statements.

Prudential Asset Allocation Fund	87

Portfolio of Investments

as of September 30, 2012 continued

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)	Counterparty
$150	01/13/22	1.660%	3 month LIBOR(a)	$(1,079)	$—	$(1,079)	Citibank NA
1,030	08/15/28	2.370%	3 month LIBOR(a)	(10,204)	—	(10,204)	Citibank NA

				$(102,131)	$—	$(102,131)

LIBOR—London	Interbank Offered Rate
(a)	The Series pays the fixed rate and receives the floating rate.
(b)	The Series pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at September 30, 2012:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(1):
Bunge Ltd. Finance Corp.	06/20/14	0.650%	$240	$1,094	$—	$1,094	JPMorgan Chase Bank
Newell Rubbermaid, Inc.	06/20/18	1.000	300	2	—	2	Morgan Stanley Capital Services, Inc.
Simon Property Group L.P.	06/20/18	0.970	500	452	—	452	Morgan Stanley Capital Services, Inc.
Starwood Hotels & Resorts Holdings, Inc.	03/20/14	7.050	300	(30,468)	—	(30,468)	Deutsche Bank AG

				$(28,920)	$—	$(28,920)

(1)	If the Series is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Series could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

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Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$193,935,298	$5,237,076	$1,076
Exchange Traded Fund	238,500	—	—
Preferred Stocks	168,222	—	—
Rights	316	—	—
Corporate Bonds	—	35,559,525	491,701
Asset Backed Securities	—	5,097,255	1,246,800
Collateralized Mortgage Obligations	—	1,419,016	—
Commercial Mortgage Backed Securities	—	15,691,270	—
Foreign Agencies	—	2,428,623	—
Mortgage Backed Securities	—	37,942,937	—
Municipal Bonds	—	2,126,717	—
Sovereign Bonds	—	987,715	—
U.S. Government Agency Obligations	—	654,278	—
U.S. Government Treasury Securities	—	20,632,013	—
Affiliated Mutual Funds	42,783,546	—	—
Other Financial Instruments*
Futures	52,698	—	—
Interest Rate Swaps	—	(102,131)	—
Credit Default Swaps	—	(28,920)	—

Total	$237,178,580	$127,645,374	$1,739,577

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	89

Portfolio of Investments

as of September 30, 2012 continued

Fair value of Level 2 investments at 09/30/11 was $131,489,107. An amount of $105,838 was transferred from Level 1 to Level 2 at 09/30/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Series values its securities and the earlier closing of foreign markets.

Fair value of Level 2 investments at 09/30/11 was $131,489,107, which was a result of valuing investments using third party vendor modeling tools. An amount of $7,881,015 was transferred from Level 2 into Level 1 at 09/30/12 as a result of using quoted prices in active market for such foreign securities.

It is the Series’ policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2012 was as follows:

Affiliated Mutual Funds (including 4.6% of collateral received for securities on loan)	12.9%
Mortgage Backed Securities	11.4
U.S. Government Treasury Securities	6.2
Oil, Gas & Consumable Fuels	5.7
Commercial Mortgage Backed Securities	4.7
Pharmaceuticals	3.4
Computers & Peripherals	3.0
Insurance	2.9
Banking	2.5
Commercial Banks	2.5
Software	2.5
Chemicals	1.8
Real Estate Investment Trusts	1.8
Diversified Telecommunication Services	1.7
IT Services	1.7
Specialty Retail	1.7
Diversified Financial Services	1.5
Media	1.5
Biotechnology	1.4
Food & Staples Retailing	1.4
Healthcare Providers & Services	1.4
Non-Residential Mortgage Backed Securities	1.4
Aerospace & Defense	1.3
Communications Equipment	1.3
Food Products	1.3
Hotels, Restaurants & Leisure	1.3%
Industrial Conglomerates	1.3
Healthcare Equipment & Supplies	1.2
Tobacco	1.2
Capital Markets	1.1
Electric Utilities	1.1
Household Products	1.1
Internet Software & Services	1.1
Semiconductors & Semiconductor Equipment	1.1
Beverages	1.0
Machinery	1.0
Energy Equipment & Services	0.9
Metals & Mining	0.9
Road & Rail	0.9
Multiline Retail	0.8
Automobiles	0.7
Electric	0.7
Foreign Agencies	0.7
Electrical Equipment	0.6
Foods	0.6
Healthcare & Pharmaceutical	0.6
Municipal Bonds	0.6
Non Captive Finance	0.6
Capital Goods	0.5
Consumer Finance	0.5
Residential Mortgage Backed Securities	0.5

See Notes to Financial Statements.

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Collateralized Mortgage Obligations	0.4%
Energy—Other	0.4
Healthcare Insurance	0.4
Multi-Utilities	0.4
Airlines	0.3
Electronic Equipment, Instruments & Components	0.3
Household Durables	0.3
Lodging	0.3
Media & Entertainment	0.3
Metals	0.3
Sovereign Bonds	0.3
Technology	0.3
Telecommunications	0.3
Textiles, Apparel & Luxury Goods	0.3
Air Freight & Logistics	0.2
Cable	0.2
Commercial Services & Supplies	0.2
Construction & Engineering	0.2
Consumer	0.2
Independent Power Producers & Energy Traders	0.2
Internet & Catalog Retail	0.2
Leisure Equipment & Products	0.2
Paper	0.2
Professional Services	0.2%
Railroads	0.2
Real Estate Management & Development	0.2
U.S. Government Agency Obligations	0.2
Auto Components	0.1
Automotive	0.1
Building Materials & Construction	0.1
Building Products	0.1
Construction Materials	0.1
Containers & Packaging	0.1
Exchange Traded Fund	0.1
Gas Utilities	0.1
Healthcare Technology	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Pipelines & Other	0.1
Retailers	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1
Wireless Telecommunication Services	0.1

110.3
Liabilities in excess of other assets	(10.3)

100.0%

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$1,548		Unrealized depreciation on swap agreements	$30,468
Equity contracts	Due to broker—variation margin	2,636	*	Due to broker—variation margin	17,823	*
Equity contracts	Unaffiliated Investments	316		—	—
Interest rate contracts	Unrealized appreciation on swap agreements	83,341		Unrealized depreciation on swap agreements	185,472
Interest rate contracts	Due to broker—variation margin	92,867	*	Due to broker—variation margin	24,982	*

Total		$180,708			$258,745

Prudential Asset Allocation Fund	91

Portfolio of Investments

as of September 30, 2012 continued

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Rights	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$5,805	$5,805
Equity contracts	—	—	30	984,178	—	984,208
Interest rate contracts	33,656	(29,530)	—	(368,218)	70,236	(293,856)

Total	$33,656	$(29,530)	$30	$615,960	$76,041	$696,157

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Futures	Swaps	Total
Credit contracts	$—	$—	$(152,057)	$(152,057)
Equity contracts	(677)	243,799	—	243,122
Interest rate contracts	—	235,881	(157,183)	78,698

Total	$(677)	$479,680	$(309,240)	$169,763

For the year ended September 30, 2012, the Series’ average volume of derivative activities is as follows:

Futures Long Position	Futures Short Position	Interest Rate Swaps	Credit Default Swaps as Buyer
(Value at Trade Date)	(Value at Trade Date)	(Notional Amount in USD(000))	(Notional Amount in USD(000))
$23,972,219	$5,305,534	$11,281	$2,340

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • SEPTEMBER 30, 2012

Prudential Asset Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2012

Assets
Investments at value, including securities on loan of $14,966,238:
Unaffiliated investments (cost $275,133,001)	$323,858,338
Affiliated investments (cost $44,083,061)	42,783,546
Foreign currency, at value (cost $239,059)	240,118
Receivable for investments sold	14,748,640
Dividends and interest receivable	1,175,906
Receivable for Series shares sold	381,589
Unrealized appreciation on swap agreements	84,889
Foreign tax reclaim receivable	27,602
Prepaid expenses	5,601

Total assets	383,306,229

Liabilities
Payable for investments purchased	34,260,013
Payable to broker for collateral for securities on loan (Note 3)	15,386,312
Payable for Series shares reacquired	372,247
Accrued expenses and other liabilities	288,313
Unrealized depreciation on swap agreements	215,940
Management fee payable	171,710
Distribution fee payable	83,924
Affiliated transfer agent fee payable	58,061
Due to broker—variation margin	19,126
Payable to custodian	3,991

Total liabilities	50,859,637

Net Assets	$332,446,592

Net assets were comprised of:
Common stock, at par	$24,846
Paid-in capital in excess of par	314,973,852

314,998,698
Undistributed net investment income	3,697,732
Accumulated net realized loss on investment and foreign currency transactions	(33,598,637)
Net unrealized appreciation on investments and foreign currencies	47,348,799

Net assets, September 30, 2012	$332,446,592

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($269,131,429 ÷ 20,131,079 shares of common stock issued and outstanding)	$13.37
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price to public	$14.15

Class B
Net asset value, offering price and redemption price per share ($10,142,127 ÷ 758,119 shares of common stock issued and outstanding)	$13.38

Class C
Net asset value, offering price and redemption price per share ($10,652,993 ÷ 796,500 shares of common stock issued and outstanding)	$13.37

Class R
Net asset value, offering price and redemption price per share ($221,785 ÷ 16,600 shares of common stock issued and outstanding)	$13.36

Class X
Net asset value, offering price and redemption price per share ($472,129 ÷ 35,305 shares of common stock issued and outstanding)	$13.37

Class Z
Net asset value, offering price and redemption price per share ($41,826,129 ÷ 3,108,267 shares of common stock issued and outstanding)	$13.46

See Notes to Financial Statements.

Prudential Asset Allocation Fund	95

Statement of Operations

Year Ended September 30, 2012

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $48,024)	$4,460,319
Unaffiliated interest income (net of foreign withholding taxes of $1,515)	4,426,178
Affiliated dividend income	298,184
Affiliated income from securities loaned, net	21,885

Total income	9,206,566

Expenses
Management fee	2,104,682
Distribution fee—Class A	773,540
Distribution fee—Class B	107,386
Distribution fee—Class C	105,466
Distribution fee—Class L	28,714
Distribution fee—Class M	1,103
Distribution fee—Class R	137
Distribution fee—Class X	6,879
Transfer agent’s fees and expenses (including affiliated expense of $297,600) (Note 3)	572,000
Custodian’s fees and expenses	233,000
Registration fees	97,000
Reports to shareholders	60,000
Audit fee	37,000
Directors’ fees	17,000
Legal fees and expenses	14,000
Insurance	7,000
Miscellaneous	137,678

Total expenses	4,302,585
Less: Expense waiver (Note 2)	(64,759)

Net expenses	4,237,826

Net investment income	4,968,740

See Notes to Financial Statements.

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Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	12,796,361
Foreign currency transactions	(1,710)
Financial futures transactions	615,960
Swap agreement transactions	76,041
Options written transactions	(29,530)

13,457,122

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $633,389)	39,716,174
Foreign currencies	1,493
Financial futures contracts	479,680
Swap agreements	(309,240)

39,888,107

Net gain on investment and foreign currency transactions	53,345,229

Net Increase In Net Assets Resulting From Operations	$58,313,969

See Notes to Financial Statements.

Prudential Asset Allocation Fund	97

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$4,968,740	$5,034,082
Net realized gain on investment and foreign currency transactions	13,457,122	36,167,574
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	39,888,107	(29,823,453)

Net increase in net assets resulting from operations	58,313,969	11,378,203

Dividends from net investment income (Note 1)
Class A	(4,078,954)	(4,852,583)
Class B	(105,078)	(164,182)
Class C	(94,351)	(127,858)
Class L	(89,178)	(106,454)
Class M	(2,801)	(19,560)
Class R	(184)	(169)
Class X	(7,530)	(17,268)
Class Z	(670,668)	(880,277)

	(5,048,744)	(6,168,351)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	28,129,572	13,603,154
Net asset value of shares issued in reinvestment of dividends	4,910,363	6,016,575
Cost of shares reacquired	(58,052,906)	(132,410,666)

Net decrease in net assets from Series share transactions	(25,012,971)	(112,790,937)

Total increase (decrease)	28,252,254	(107,581,085)

Net Assets:
Beginning of year	304,194,338	411,775,423

End of year(a)	$332,446,592	$304,194,338

(a) Includes undistributed net investment income of:	$3,697,732	$3,641,740

See Notes to Financial Statements.

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Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Prudential Asset Allocation Fund (the “Series”), Prudential Jennison Growth Fund and Prudential Jennison Equity Opportunity Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Asset Allocation Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to seek income and long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series, in the preparation of its financial statements.

Securities Valuation: The Series holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Series’ securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Series to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair values of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Series’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

Prudential Asset Allocation Fund	99

Notes to Financial Statements

continued

methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Series’ normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, issued and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

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Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with input from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange;

Prudential Asset Allocation Fund	101

Notes to Financial Statements

continued

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal year end. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

REITs: The Series invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Options: The Series purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. The Series also used

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purchased options to gain exposure to certain securities or foreign currencies. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options are included in net realized gains or losses on investment transactions. Gains or losses on written options are presented separately as net realized gains or losses on options written.

The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

When the Series writes an option on a swap, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

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Notes to Financial Statements

continued

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Series entered into financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Swap Agreements: The Series entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange traded swap, the Series pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Series are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at fiscal year end, if any, are listed on the Portfolio of Investments.

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Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Series is subject to credit risk in the normal course of pursuing its investment objectives. The Series purchased credit default swaps to provide a measure of protection against defaults of the issuers. The Series’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Series will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Series would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Series may be subject to investment exposure on the notional amount of the swap.

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Notes to Financial Statements

continued

The maximum amount of the payment that the Series as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Series for the same referenced entity or index. As a buyer of protection, the Series generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of fiscal year end are disclosed in the footnotes to the Portfolio of Investments, if applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

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As of September 30, 2012, the Series has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Series held warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, the Series forgoes principal and interest paid on the securities. The Series’ policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2012, which are included in Receivable for Investments Sold and Payable for Investments Purchased in the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in highly liquid short term money market fund is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any

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Notes to Financial Statements

continued

cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Company is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

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Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Series has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”) and Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that PIM and QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM and QMA are obligated to keep certain books and records of the Series. PI pays for the services of PIM and QMA, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65% of the Series’ daily average net assets up to $1 billion and .60% of the average net assets of the Series in excess of $1 billion. The effective management fee rate was .65% for the year ended September 30, 2012.

PI has contractually agreed to waive up to .02% of its management fee to the extent that the Series’ annual operating expenses exceed .86% (exclusive of taxes, interest, brokerage commissions, distribution fees and non-routine expenses) of the Series’ average net assets through January 31, 2013.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. In addition, the Series has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of Class X shares of the Series. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Class Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C, R and X Plans, the Series compensates PIMS and PAD, as applicable, for distribution-related activities at an annual rate of up to .30%, 1%,

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Notes to Financial Statements

continued

1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. For the year ended September 30, 2012, PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it received $78,883 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2012. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2012, it received $355, $16,185, $186, and $53 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C, and Class X shareholders, respectively.

PI, PIM, PIMS, QMA and PAD are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM is the Series’ security lending agent. For the year ended September 30, 2012, PIM has been compensated $6,537 for these services. The Series invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments and U.S. Government Securities, for the year ended September 30, 2012 were $525,908,308 and $548,187,121, respectively.

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The amount of dollar rolls outstanding at September 30, 2012 was $13,576,211 (principal $12,500,000), which was 4.1% of total net assets.

Transactions in options written during the year ended September 30, 2012, were as follows:

	Contracts	Premiums Received
Options outstanding at September 30, 2011	—	$—
Options written	34	4,891
Options terminated in closing purchase transactions	(34)	(4,891)
Options expired	—	—

Options outstanding at September 30, 2012	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended September 30, 2012, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $135,996 primarily due to reclassification of net foreign currency loss, paydown gain/(loss), swap income, investments in passive foreign investment companies and other book to tax differences. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended September 30, 2012 and September 30, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $5,048,744 and $6,168,351 of ordinary income, respectively.

As of September 30, 2012, the accumulated undistributed earnings on a tax basis was $3,745,042. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

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Notes to Financial Statements

continued

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$322,850,067	$51,416,454	$(7,624,637)	$43,791,817	$(129,721)	$43,662,096

The difference between book and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies and trust preferred securities. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Series is permitted to carryforward capital losses incurred in the fiscal year ended September 30, 2012 (“post-enactment losses”) for an unlimited period. Post- enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before September 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Series utilized approximately $14,148,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended September 30, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of September 30, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$29,955,000

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Note 6. Capital

The Series offers Class A, Class B, Class C, Class R, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class X shares will automatically convert to Class A shares approximately ten years after purchase. The last conversion of Class M and Class L shares to Class A shares was completed as of April 13, 2012 and August 24, 2012, respectively. There are no Class M and Class L shares outstanding and Class M and Class L shares are no longer being offered for sale. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

The Company is authorized to issue 6.25 billion shares of common stock at $.001 par value per share. There are 1 billion shares authorized for the Series, designated Class A, Class B, Class C, Class M, Class R, Class X and Class Z, each of which consists of 325 million, 125 million, 125 million, 125 million, 75 million, 150 million, and 75 million authorized shares, respectively. As of September 30, 2012, PI owned 252 Class R shares of the Series.

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continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2012:
Shares sold	992,535	$12,722,683
Shares issued in reinvestment of dividends	331,121	3,956,892
Shares reacquired	(2,969,493)	(36,992,396)

Net increase (decrease) in shares outstanding before conversion	(1,645,837)	(20,312,821)
Shares issued upon conversion from Class B, M and X	285,325	3,584,761
Shares reacquired upon conversion into Class Z	(1,741)	(22,396)

Net increase (decrease) in shares outstanding	(1,362,253)	$(16,750,456)

Year ended September 30, 2011:
Shares sold	477,965	$5,735,859
Shares issued in reinvestment of dividends	405,787	4,719,302
Shares reacquired	(3,247,643)	(39,019,327)

Net increase (decrease) in shares outstanding before conversion	(2,363,891)	(28,564,166)
Shares issued upon conversion from Class B, M and X	456,243	5,450,111
Shares reacquired upon conversion into Class Z	(68,514)	(844,791)

Net increase (decrease) in shares outstanding	(1,976,162)	$(23,958,846)

Class B
Year ended September 30, 2012:
Shares sold	157,751	$1,993,279
Shares issued in reinvestment of dividends	8,549	102,840
Shares reacquired	(123,055)	(1,542,936)

Net increase (decrease) in shares outstanding before conversion	43,245	553,183
Shares reacquired upon conversion into Class A	(227,462)	(2,878,198)

Net increase (decrease) in shares outstanding	(184,217)	$(2,325,015)

Year ended September 30, 2011:
Shares sold	137,946	$1,660,892
Shares issued in reinvestment of dividends	13,820	161,696
Shares reacquired	(143,739)	(1,732,372)

Net increase (decrease) in shares outstanding before conversion	8,027	90,216
Shares reacquired upon conversion into Class A	(298,250)	(3,570,325)

Net increase (decrease) in shares outstanding	(290,223)	$(3,480,109)

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Class C	Shares	Amount
Year ended September 30, 2012:
Shares sold	78,525	$986,713
Shares issued in reinvestment of dividends	7,320	87,984
Shares reacquired	(171,285)	(2,153,511)

Net increase (decrease) in shares outstanding	(85,440)	$(1,078,814)

Year ended September 30, 2011:
Shares sold	86,637	$1,039,609
Shares issued in reinvestment of dividends	10,392	121,581
Shares reacquired	(196,631)	(2,375,782)

Net increase (decrease) in shares outstanding	(99,602)	$(1,214,592)

Class L
Period ended August 24, 2012*:
Shares sold	10,647	$138,378
Shares issued in reinvestment of dividends	7,034	84,399
Shares reacquired	(544,618)	(7,137,652)

Net increase (decrease) in shares outstanding	(526,937)	$(6,914,875)

Year ended September 30, 2011:
Shares sold	3,938	$47,620
Shares issued in reinvestment of dividends	8,402	98,135
Shares reacquired	(77,376)	(922,758)

Net increase (decrease) in shares outstanding	(65,036)	$(777,003)

Class M
Period ended April 13, 2012**:
Shares issued in reinvestment of dividends	233	$2,801
Shares reacquired	(1,816)	(22,334)

Net increase (decrease) in shares outstanding before conversion	(1,583)	(19,533)
Shares reacquired upon conversion into Class A	(32,567)	(401,236)

Net increase (decrease) in shares outstanding	(34,150)	$(420,769)

Year ended September 30, 2011:
Shares sold	1,015	$12,334
Shares issued in reinvestment of dividends	1,652	19,333
Shares reacquired	(19,411)	(232,220)

Net increase (decrease) in shares outstanding before conversion	(16,744)	(200,553)
Shares reacquired upon conversion into Class A	(115,501)	(1,387,351)

Net increase (decrease) in shares outstanding	(132,245)	$(1,587,904)

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Class R	Shares	Amount
Year ended September 30, 2012:
Shares sold	15,641	$207,767
Shares issued in reinvestment of dividends	15	173
Shares reacquired	(64)	(762)

Net increase (decrease) in shares outstanding	15,592	$207,178

Year ended September 30, 2011:
Shares sold	111	$1,309
Shares issued in reinvestment of dividends	15	169
Shares reacquired	(1)	(8)

Net increase (decrease) in shares outstanding	125	$1,470

Class X
Year ended September 30, 2012:
Shares issued in reinvestment of dividends	623	$7,489
Shares reacquired	(13,443)	(169,456)

Net increase (decrease) in shares outstanding before conversion	(12,820)	(161,967)
Shares reacquired upon conversion into Class A	(24,154)	(305,327)

Net increase (decrease) in shares outstanding	(36,974)	$(467,294)

Year ended September 30, 2011:
Shares issued in reinvestment of dividends	1,452	$16,984
Shares reacquired	(27,235)	(330,335)

Net increase (decrease) in shares outstanding before conversion	(25,783)	(313,351)
Shares reacquired upon conversion into Class A	(41,045)	(492,435)

Net increase (decrease) in shares outstanding	(66,828)	$(805,786)

Class Z
Year ended September 30, 2012:
Shares sold	953,451	$12,080,752
Shares issued in reinvestment of dividends	55,649	667,785
Shares reacquired	(801,063)	(10,033,859)

Net increase (decrease) in shares outstanding before conversion	208,037	2,714,678
Shares issued upon conversion from Class A	1,730	22,396

Net increase (decrease) in shares outstanding	209,767	$2,737,074

Year ended September 30, 2011:
Shares sold	428,398	$5,105,531
Shares issued in reinvestment of dividends	75,289	879,375
Shares reacquired	(7,428,559)	(87,797,864)

Net increase (decrease) in shares outstanding before conversion	(6,924,872)	(81,812,958)
Shares issued upon conversion from Class A	68,127	844,791

Net increase (decrease) in shares outstanding	(6,856,745)	$(80,968,167)

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*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the year ended September 30, 2012.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

Prudential Asset Allocation Fund	117

Financial Highlights

Class A Shares
	Year Ended September 30,
	2012		2011		2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.32		$11.31		$10.52		$11.08	$14.62
Income (loss) from investment operations:
Net investment income	.19		.17		.17		.22	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.06		.05		.83		(.48)	(2.46)
Total from investment operations	2.25		.22		1.00		(.26)	(2.18)
Less Dividends and Distributions:
Dividends from net investment income	(.20)		(.21)		(.21)		(.30)	(.30)
Distributions from net realized gains	-		-		-		-	(1.06)
Total dividends and distributions	(.20)		(.21)		(.21)		(.30)	(1.36)
Capital Contributions(h):	-		-		-	(e)	-	-
Net asset value, end of year	$13.37		$11.32		$11.31		$10.52	$11.08
Total Return(b):	20.04%		1.91%		9.61%		(1.79)%	(16.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$269,131		$243,314		$265,496		$276,469	$328,706
Average net assets (000)	$257,847		$271,396		$272,202		$259,847	$390,410
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.29%	(g)	1.32%	(g)	1.28%	(g)	1.25% (g)	1.16%	(f)(g)
Expenses, excluding distribution and service (12b-1) fees	.99%	(g)	1.02%	(g)	.98%	(g)	.95% (g)	.88%	(g)
Net investment income	1.55%	(g)	1.45%	(g)	1.60%	(g)	2.41% (g)	2.16%	(g)
Portfolio turnover rate(d)	204%		230%		185%		259%	298%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) Prior to January 31, 2008, the distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(g) The manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds ..86% of the average daily net assets of Class A. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.31%, 1.01% and 1.53%, respectively, for the year ended September 30, 2012, 1.34%, 1.04% and 1.43%, respectively, for the year ended September 30, 2011, 1.30%, 1.00% and 1.58%, respectively, for the year ended September 30, 2010, 1.27%, .97% and 2.39%, respectively, for the year ended September 30, 2009 and 1.18%, .90% and 2.14%, respectively, for the year ended September 30, 2008.

(h) The Series received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

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Class B Shares
	Year Ended September 30,
	2012		2011		2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.33		$11.32		$10.53		$11.04	$14.57
Income (loss) from investment operations:
Net investment income	.11		.09		.10		.16	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.05		.05		.83		(.47)	(2.45)
Total from investment operations	2.16		.14		.93		(.31)	(2.27)
Less Dividends and Distributions:
Dividends from net investment income	(.11)		(.13)		(.14)		(.20)	(.20)
Distributions from net realized gains	-		-		-		-	(1.06)
Total dividends and distributions	(.11)		(.13)		(.14)		(.20)	(1.26)
Capital Contributions(g):	-		-		-	(e)	-	-
Net asset value, end of year	$13.38		$11.33		$11.32		$10.53	$11.04
Total Return(b):	19.18%		1.23%		8.92%		(2.49)%	(16.86)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,142		$10,672		$13,952		$17,090	$26,977
Average net assets (000)	$10,739		$13,268		$15,682		$18,440	$37,753
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.00%	(f)	2.02%	(f)	1.98%	(f)	1.95% (f)	1.88% (f)
Expenses, excluding distribution and service (12b-1) fees	1.00%	(f)	1.02%	(f)	.98%	(f)	.95% (f)	.88% (f)
Net investment income	.85%	(f)	.75%	(f)	.91%	(f)	1.75% (f)	1.44% (f)
Portfolio turnover rate(d)	204%		230%		185%		259%	298%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class B. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.02%, 1.02% and .83%, respectively, for the year ended September 30, 2012, 2.04%, 1.04% and .73%, respectively, for the year ended September 30, 2011, 2.00%, 1.00% and .89% respectively, for the year ended September 30, 2010, 1.97%, .97% and 1.73%, respectively, for the year ended September 30, 2009 and 1.90%, .90% and 1.42%, respectively, for the year ended September 30, 2008.

(g) The Series received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	119

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2012		2011		2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.32		$11.32		$10.53		$11.04	$14.57
Income (loss) from investment operations:
Net investment income	.11		.09		.10		.16	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.05		.04		.83		(.47)	(2.45)
Total from investment operations	2.16		.13		.93		(.31)	(2.27)
Less Dividends and Distributions:
Dividends from net investment income	(.11)		(.13)		(.14)		(.20)	(.20)
Distributions from net realized gains	-		-		-		-	(1.06)
Total dividends and distributions	(.11)		(.13)		(.14)		(.20)	(1.26)
Capital Contributions(g):	-		-		-	(e)	-	-
Net asset value, end of year	$13.37		$11.32		$11.32		$10.53	$11.04
Total Return(b):	19.20%		1.15%		8.92%		(2.49)%	(16.86)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,653		$9,987		$11,111		$12,599	$16,393
Average net assets (000)	$10,547		$11,105		$11,986		$12,415	$21,104
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.99%	(f)	2.02%	(f)	1.98%	(f)	1.95% (f)	1.88% (f)
Expenses, excluding distribution and service (12b-1) fees	.99%	(f)	1.02%	(f)	.98%	(f)	.95% (f)	.88% (f)
Net investment income	.85%	(f)	.75%	(f)	.90%	(f)	1.72% (f)	1.44% (f)
Portfolio turnover rate(d)	204%		230%		185%		259%	298%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class C. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.01%, 1.01% and .83%, respectively, for the year ended September 30, 2012, 2.04%, 1.04% and .73%, respectively, for the year ended September 30, 2011, 2.00%, 1.00% and .88%, respectively, for the year ended September 30, 2010, 1.97%, .97% and 1.70%, respectively, for the year ended September 30, 2009 and 1.90%, .90% and 1.42%, respectively, for the year ended September 30, 2008.

(g) The Series received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

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Class L Shares
	Period Ended August 24,		Year Ended September 30,
	2012(e)		2011		2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$11.35		$11.34		$10.54		$11.09	$14.62
Income (loss) from investment operations:
Net investment income	.15		.15		.15		.21	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.83		.05		.84		(.49)	(2.46)
Total from investment operations	1.98		.20		.99		(.28)	(2.21)
Less Dividends and Distributions:
Dividends from net investment income	(.17)		(.19)		(.19)		(.27)	(.26)
Distributions from net realized gains	-		-		-		-	(1.06)
Total dividends and distributions	(.17)		(.19)		(.19)		(.27)	(1.32)
Capital Contributions(k):	-		-		-	(f)	-	-
Net asset value, end of period	$13.16		$11.35		$11.34		$10.54	$11.09
Total Return(b):	17.60%		1.71%		9.50%		(2.05)%	(16.41)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,576		$5,979		$6,712		$6,762	$8,160
Average net assets (000)	$6,390		$6,658		$6,810		$6,392	$10,201
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.51%	(g)(h)	1.52%	(g)	1.48%	(g)	1.45% (g)	1.38% (g)
Expenses, excluding distribution and service (12b-1) fees	1.01%	(g)(h)	1.02%	(g)	.98%	(g)	.95% (g)	.88% (g)
Net investment income	1.37%	(g)(h)	1.25%	(g)	1.40%	(g)	2.21% (g)	1.94% (g)
Portfolio turnover rate(d)	204%	(i)(j)	230%		185%		259%	298%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

(f) Less than $.005 per share.

(g) The manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class L. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.53%, 1.03% and 1.35%, respectively, for the period ended August 24, 2012, 1.54%, 1.04% and 1.23%, respectively, for the year ended September 30, 2011, 1.50%, 1.00% and 1.38%, respectively, for the year ended September 30, 2010, 1.47%, .97% and 2.19%, respectively, for the year ended September 30, 2009 and 1.40%, .90% and 1.92%, respectively, for the year ended September 30, 2008.

(h) Annualized.

(i) Calculated as of September 30, 2012.

(j) Not annualized.

(k) The Series received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	121

Financial Highlights

continued

Class M Shares
	Period Ended April 13, 2012(e)		Year Ended September 30,
			2011		2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$11.34		$11.32		$10.53		$11.04	$14.57
Income (loss) from investment operations:
Net investment income	.05		.09		.10		.17	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.55		.06		.83		(.48)	(2.45)
Total from investment operations	1.60		.15		.93		(.31)	(2.27)
Less Dividends and Distributions:
Dividends from net investment income	(.11)		(.13)		(.14)		(.20)	(.20)
Distributions from net realized gains	-		-		-		-	(1.06)
Total dividends and distributions	(.11)		(.13)		(.14)		(.20)	(1.26)
Capital Contributions(k):	-		-		-	(f)	-	-
Net asset value, end of period	$12.83		$11.34		$11.32		$10.53	$11.04
Total Return(b):	14.18%		1.32%		8.92%		(2.49)%	(16.86)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14		$387		$1,883		$3,853	$8,812
Average net assets (000)	$204		$1,263		$2,794		$5,042	$15,838
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.03%	(g)(h)	2.02%	(g)	1.98%	(g)	1.95% (g)	1.88% (g)
Expenses, excluding distribution and service (12b-1) fees	1.03%	(g)(h)	1.02%	(g)	.98%	(g)	.95% (g)	.88% (g)
Net investment income	.80%	(g)(h)	.73%	(g)	.91%	(g)	1.80% (g)	1.42% (g)
Portfolio turnover rate(d)	204%	(i)(j)	230%		185%		259%	298%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(f) Less than $.005 per share.

(g) The manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class M. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.05%, 1.05% and .78%, respectively, for the period ended April 13, 2012, 2.04%, 1.04% and .71%, respectively, for the year ended September 30, 2011, 2.00%, 1.00% and .89%, respectively, for the year ended September 30, 2010, 1.97%, .97% and 1.78%, respectively, for the year ended September 30, 2009 and 1.90%, .90% and 1.40%, respectively, for the year ended September 30, 2008.

(h) Annualized.

(i) Calculated as of September 30, 2012.

(j) Not annualized.

(k) The Series received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

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Class R Shares
	Year Ended September 30,
	2012		2011		2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.31		$11.31		$10.52		$11.09	$14.62
Income (loss) from investment operations:
Net investment income	.12		.15		.14		.20	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.10		.04		.84		(.50)	(2.46)
Total from investment operations	2.22		.19		.98		(.30)	(2.21)
Less Dividends and Distributions:
Dividends from net investment income	(.17)		(.19)		(.19)		(.27)	(.26)
Distributions from net realized gains	-		-		-		-	(1.06)
Total dividends and distributions	(.17)		(.19)		(.19)		(.27)	(1.32)
Capital Contributions(h):	-		-		-	(f)	-	-
Net asset value, end of year	$13.36		$11.31		$11.31		$10.52	$11.09
Total Return(b):	19.82%		1.63%		9.42%		(2.24)%	(16.41)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$222		$11		$10		$98	$893
Average net assets (000)	$27		$11		$49		$506	$1,008
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.51%	(g)	1.52%	(g)	1.48%	(g)	1.45% (g)	1.38% (g)
Expenses, excluding distribution and service (12b-1) fees	1.01%	(g)	1.02%	(g)	.98%	(g)	.95% (g)	.88% (g)
Net investment income	1.37%	(g)	1.25%	(g)	1.43%	(g)	2.25% (g)	1.94% (g)
Portfolio turnover rate(e)	204%		230%		185%		259%	298%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(f) Less than $.005 per share.

(g) The manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds ..86% of the average daily net assets of Class R. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.53%, 1.03% and 1.35%, respectively, for the year ended September 30, 2012, 1.54%, 1.04% and 1.23%, respectively, for the year ended September 30, 2011, 1.50%, 1.00% and 1.41%, respectively, for the year ended September 30, 2010, 1.47%, .97% and 2.23%, respectively, for the year ended September 30, 2009 and 1.40%, .90% and 1.92%, respectively, for the year ended September 30, 2008.

(h) The Series received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	123

Financial Highlights

continued

Class X Shares
	Year Ended September 30,
	2012		2011		2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.32		$11.32		$10.53		$11.04	$14.57
Income (loss) from investment operations:
Net investment income	.11		.09		.10		.16	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.05		.04		.83		(.47)	(2.45)
Total from investment operations	2.16		.13		.93		(.31)	(2.27)
Less Dividends and Distributions:
Dividends from net investment income	(.11)		(.13)		(.14)		(.20)	(.20)
Distributions from net realized gains	-		-		-		-	(1.06)
Total dividends and distributions	(.11)		(.13)		(.14)		(.20)	(1.26)
Capital Contributions(g):	-		-		-	(e)	-	-
Net asset value, end of year	$13.37		$11.32		$11.32		$10.53	$11.04
Total Return(b):	19.20%		1.15%		8.92%		(2.49)%	(16.86)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$472		$818		$1,575		$2,516	$4,192
Average net assets (000)	$688		$1,287		$1,929		$2,815	$5,838
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.00%	(f)	2.02%	(f)	1.98%	(f)	1.95% (f)	1.88% (f)
Expenses, excluding distribution and service (12b-1) fees	1.00%	(f)	1.02%	(f)	.98%	(f)	.95% (f)	.88% (f)
Net investment income	.84%	(f)	.74%	(f)	.91%	(f)	1.75% (f)	1.43% (f)
Portfolio turnover rate(d)	204%		230%		185%		259%	298%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class X. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.02%, 1.02% and .82%, respectively, for the year ended September 30, 2012, 2.04%, 1.04% and .72%, respectively, for the year ended September 30, 2011, 2.00%, 1.00% and .89%, respectively, for the year ended September 30, 2010, 1.97%, .97% and 1.73%, respectively, for the year ended September 30, 2009 and 1.90%, .90% and 1.41%, respectively, for the year ended September 30, 2008.

(g) The Series received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended September 30,
	2012		2011		2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.39		$11.38		$10.58		$11.15	$14.71
Income (loss) from investment operations:
Net investment income	.24		.20		.21		.25	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.06		.06		.83		(.48)	(2.47)
Total from investment operations	2.30		.26		1.04		(.23)	(2.16)
Less Dividends and Distributions:
Dividends from net investment income	(.23)		(.25)		(.24)		(.34)	(.34)
Distributions from net realized gains	-		-		-		-	(1.06)
Total dividends and distributions	(.23)		(.25)		(.24)		(.34)	(1.40)
Capital Contributions(g):	-		-		-	(e)	-	-
Net asset value, end of year	$13.46		$11.39		$11.38		$10.58	$11.15
Total Return(b):	20.46%		2.19%		9.95%		(1.47)%	(16.03)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$41,826		$33,026		$111,036		$102,402	$117,549
Average net assets (000)	$38,043		$47,885		$107,157		$93,145	$140,799
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.99%	(f)	1.02%	(f)	.98%	(f)	.95% (f)	.88% (f)
Expenses, excluding distribution and service (12b-1) fees	.99%	(f)	1.02%	(f)	.98%	(f)	.95% (f)	.88% (f)
Net investment income	1.85%	(f)	1.72%	(f)	1.90%	(f)	2.71% (f)	2.44% (f)
Portfolio turnover rate(d)	204%		230%		185%		259%	298%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds .86% of the average daily net assets of Class Z. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.01%, 1.01% and 1.83%, respectively, for the year ended September 30, 2012, 1.04%, 1.04% and 1.70%, respectively, for the year ended September 30, 2011, 1.00%, 1.00% and 1.88%, respectively, for the year ended September 30, 2010, .97%, .97% and 2.69%, respectively, for the year ended September 30, 2009 and .90%, .90% and 2.42%, respectively, for the year ended September 30, 2008.

(g) The Series received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	125

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Asset Allocation Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 20, 2012

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Federal Income Tax Information

(Unaudited)

For the year ended September 30, 2012, the Series reports the maximum amount allowable, but not less than the following percentages of their ordinary income dividends paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

	QDI	DRD	IRD
Prudential Asset Allocation Fund	82.89%	72.84%	47.12%

Interest-related dividends do not include any distributions paid by a Series with respect to the Series tax years beginning after September 30, 2012. Consequently this provision expires with respect to such distributions paid after the Series’ fiscal year end.

In January 2013 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2012.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.37% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Prudential Asset Allocation Fund	127

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 61

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential Asset Allocation Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Asset Allocation Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Asset Allocation Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI, QMA and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

[1]	Prudential Asset Allocation Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Asset Allocation Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA and PIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, QMA and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA and PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, QMA and PIM, and also reviewed the qualifications, backgrounds and responsibilities of the QMA and PIM portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, QMA’s and PIM’s organizational structures, senior management, investment operations, and other relevant information pertaining to PI, QMA and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA and PIM. The Board noted that both QMA and PIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by each of QMA and PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, QMA and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadvisers, affiliates of PI, as their profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, QMA and PIM

The Board considered potential ancillary benefits that might be received by PI, QMA and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the

Prudential Asset Allocation Fund

Approval of Advisory Agreements (continued)

Fund. The Board concluded that the potential benefits to be derived by QMA and PIM included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, QMA and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

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•	The Board noted that the Fund outperformed its benchmark index over the one-, three- and ten-year periods, though it underperformed over the five-year period.
•

The Board accepted PI’s recommendation to continue the existing arrangement whereby PI waives up to 0.020% of its management fee to the extent that the Fund’s annual operating expenses exceed 0.86% (exclusive of 12b-1 fees and certain other fees) through January 31, 2013.

•

The Board concluded that, in light of the Fund’s strong recent performance for the one-year period and competitive performance generally, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Asset Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ASSET ALLOCATION FUND

SHARE CLASS	A	B	C	R	X	Z
NASDAQ	PIBAX	PBFBX	PABCX	PALRX	N/A	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E636	74437E560	74437E859

MF185E    0234492-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

ANNUAL REPORT • SEPTEMBER 30, 2012

Fund Type

Multi-Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Equity Opportunity Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Equity Opportunity Fund

* Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Equity Opportunity Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.13%; Class B, 1.83%; Class C, 1.83%; Class R, 1.58%; Class Z, 0.83%. Net operating expenses: Class A, 1.13%; Class B, 1.83%; Class C, 1.83%; Class R, 1.33%; Class Z, 0.83%, after contractual reduction through 1/31/2014.

Cumulative Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	26.64%	5.79%	125.91%	—
Class B	25.92	2.21	110.36	—
Class C	25.92	2.21	110.36	—
Class R	26.49	4.67	N/A	42.59% (12/17/04)
Class Z	27.14	7.49	132.27	—
S&P 500 Index	30.17	5.38	116.04	—
Lipper Customized Blend Funds Average	26.04	–0.28	118.52	—
Lipper Multi-Cap Core Funds Average	25.79	0.18	120.49	—
Lipper Multi-Cap Value Funds Average	26.71	–1.46	112.64	—

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	19.68%	–0.01%	7.88%	—
Class B	20.92	0.27	7.72	—
Class C	24.92	0.44	7.72	—
Class R	26.49	0.92	N/A	4.66% (12/17/04)
Class Z	27.14	1.45	8.79	—
S&P 500 Index	30.17	1.05	8.01	—
Lipper Customized Blend Funds Average	26.04	–0.22	7.96	—
Lipper Multi-Cap Core Funds Average	25.79	–0.07	8.03	—
Lipper Multi-Cap Value Funds Average	26.71	–0.61	7.75	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	26.64%	1.13%	8.49%	—
Class B	25.92	0.44	7.72	—
Class C	25.92	0.44	7.72	—
Class R	26.49	0.92	N/A	4.66% (12/17/04)
Class Z	27.14	1.45	8.79	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2002) and the account values at the end of the current fiscal year (September 30, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your

Prudential Jennison Equity Opportunity Fund	3

Your Fund’s Performance (continued)

actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. The Class A shares CDSC is waived for purchases by certain retirement or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares do not pay a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% on sales made within 12 months of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to sales charges, but charge a 12b-1 fee of 0.75%. Class Z shares are not subject to sales charges or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 39.67% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 4.41% for Class R.

Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average (Lipper Average) is a 50/50 blend of the Lipper Multi-Cap Value Funds and Lipper Multi-Cap Blend Funds Averages. The Lipper Customized Blend Funds Average was utilized because PI believes that a blend of the two averages provides a more appropriate basis for Fund performance comparisons, although Lipper only classifies the Fund in the Lipper Multi-Cap Core Funds category. Lipper Average Closest Month-End to Inception cumulative total returns is 32.50% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 3.59% for Class R.

Lipper Multi-Cap Core Funds Average

The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap Core funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities

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of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total return is 34.20% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 3.77% for Class R.

Lipper Multi-Cap Value Funds Average

Funds in the Lipper Multi-Cap Value Funds Average (Lipper Average) are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. Lipper Multi-Cap Value Funds Average Closest Month-End to Inception cumulative total returns as of 9/30/12 are 28.17% for Class R. Lipper Multi-Cap Value Funds Average Closest Month-End to Inception average annual total returns as of 9/30/12 are 3.14% for Class R.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/12
Pfizer, Inc., Pharmaceuticals	2.5%
Monsanto Co., Chemicals	2.3
News Corp. (Class A Stock), Media	2.1
Comcast Corp. (Class A Stock), Media	2.1
Cameron International Corp., Energy Equipment & Services	2.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Long-Term Industries expressed as a percentage of net assets as of 9/30/12
Media	7.5%
Energy Equipment & Services	6.8
Hotels, Restaurants & Leisure	6.7
Capital Markets	5.4
Aerospace & Defense	4.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Equity Opportunity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Equity Opportunity Fund’s Class A shares advanced 26.64% in the 12 months ended September 30, 2012, underperforming the 30.17% gain of its benchmark index, the S&P 500 Index (the Index), and outperforming the 25.79% advance of the Lipper Multi-Cap Core Funds Average.

Stock selection in the healthcare, financials, and materials sectors was a source of relative gain, as was an overweight position in consumer discretionary. Conversely, underperformance was driven mostly by the Fund’s positions in the information technology, utilities, and telecommunication services sectors.

What was the investment environment like for U.S. stocks?

Equity markets were highly volatile in the 12 months ended September 30, 2012, up strongly in the first six months, down sharply in May, then back on an upward trajectory beginning in June. The gyrations reflected swings in sentiment around European sovereign debt issues and uncertainty about global growth. Stock prices rose and fell as sentiment veered between optimism and pessimism, often based on short-term data.

U.S. economic growth proceeded at a subpar pace, and unemployment remained high, as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent. With the implementation of austerity measures, many European economies contracted. Growth in China, a key engine of global economic expansion, slowed. Volatile raw materials, commodities, food, and energy prices reflected shifts in economic expectations.

Which holdings made the largest positive contributions to the Fund’s return?

•

The share price of RSC Holdings climbed steadily during the fourth quarter of 2011 and received a tremendous bump in December, when the company agreed to be bought by United Rentals at a premium of more than 60%. This development supported Jennison’s thesis that RSC Holdings was an undervalued, strategically positioned player within the equipment rental industry.

•

Comcast is a cable, and services provider. Its shares remained elevated after the company reported second-quarter earnings that exceeded expectations. Comcast continued to gain share in most of its businesses, especially broadband. In the first quarter, high-speed Internet subscriptions grew above expectations, and the entire industry reported improving basic video subscription retention rates. Jennison continues to like Comcast for its

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stable-growth cable business, as well as the company’s recent initiatives to fill gaps in its wireless product lineups through marketing agreements with Verizon.

•

Ryland Group is a homebuilder and mortgage finance company. Its stock rose from August lows, along with those of industry peers, as housing starts and home prices began to rise from multi-year lows. Ryland shares had advanced earlier in the period following the company’s announcement of better-than-expected first-quarter earnings, which carried into the second quarter as well amid rebounding margins and solid sequential and year-over-year sales growth.

•

News Corp. is a diversified global media company whose shares rose after the company announced it would spin off its publishing businesses, which are the slowest-growing segments of the company. A spinoff would separate the company’s newspapers, book publishing and education businesses from its faster-growing cable, film, and television production businesses.

•

Monsanto produces seeds, herbicides, and other products for agriculture. Its shares rose after it preannounced earnings for its quarter ending in May that were well above consensus estimates and also raised its earnings guidance for the fiscal year ending in August, suggesting year-over-year profit growth of 25%. The company also indicated that it expects mid-teens earnings growth in 2013 driven by continued penetration of the corn market with its Smartstax offering, as well as the launch of soybean trait Intacta in Latin America. Although Monsanto shares have been a beneficiary of the current drought throughout the U.S. driving corn and soybean prices higher, in Jennison’s view, the real story is Monsanto’s ability to strengthen its lead in biotech seed and traits through new products and industry-leading seed germplasm.

Which holdings detracted most from the Fund’s return?

•

Peabody Energy is a coal mining company, with properties in the United States and Australia. Its shares fell in tandem with other coal producers amid stricter government emission regulations proposed for coal-fired power plants and lower prices for thermal and metallurgical coal. Low natural gas prices have caused electric utilities to switch from coal to gas holdings in the sector were also hurt by concerns that global demand for energy-related commodities will continue to decline after China lowered its economic growth forecast. Jennison’s long-term outlook for global coal demand remains bullish, although near-term pricing pressure from natural gas could keep coal inventories above average as long as the shale-gas bubble continues.

Prudential Jennison Equity Opportunity Fund	7

Strategy and Performance Overview (continued)

•

Arch Coal is a North American coal producer with mines principally in the Powder River Basin area of the western U.S., as well as the central Appalachian region in the eastern part of the country. Arch Coal shares fell due to the same factors hampering Peabody Energy.

•

Navistar International is a manufacturer of commercial and military trucks, buses, diesel engines, and parts for other vehicles. The company reported earnings for the second quarter, ending in April, that were well below expectations and lowered earnings and revenue guidance for the full year. Navistar’s core trucking business deteriorated during the quarter, while a slowdown in Brazil led to a downturn in its international business. In Jennison’s opinion, Navistar International was unlikely to reach its second-half market share goals. Consequently, the decision was made to exit this position.

•

The Wendy’s Co. is a fast-food hamburger chain. It reported second-quarter earnings in line with expectations, but revenues were below consensus. While earnings growth could falter as food costs rise and traffic in the group slows, Jennison believes the company’s new product introductions and the remodeling of restaurants are likely to provide long-term growth catalysts.

•

Exelon is a power producer and distributor and the largest nuclear power generator in the U.S. Power prices across the Mid-Atlantic and Midwest have recently declined, retracing their earlier gains in the year, dropping to their lows from January. This decline is not strictly driven by gas or coal price moves, but rather by the reduced demand for power due to a weaker domestic industrial economy. Exelon shares were correspondingly weak.

Were there significant changes to the portfolio?

The selection of individual securities based on company-specific fundamentals is the primary driver of the Fund’s sector allocations. Significant new positions were established in United Technologies, Morgan Stanley, and Cadence Design Systems. Positions in other securities, such as Mastercard, Celgene, and Gilead Sciences, were eliminated.

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Comments on Largest Holdings

2.5%	Pfizer Inc., Pharmaceuticals

Pfizer is a research-based, global pharmaceutical company with numerous drugs in the pipeline, including an adult vaccine for pneumonia, a drug for Alzheimer’s, and a blood thinner. In addition to its product pipeline, Jennison likes Pfizer’s exploration of initiatives to divest some of its businesses and to split into two companies—one focused on established products and another for developing new drugs.

2.3%	Monsanto Co., Chemicals

Please see Strategy and Performance Overview for Monsanto.

2.1%	News Corp., Media

Please see Strategy and Performance Overview for News Corp.

2.1%	Comcast Corp., Media

Please see Strategy and Performance Overview for Comcast.

2.1%	Cameron International Corp., Energy Equipment & Services

Cameron International is an oil services equipment provider. Its shares were purchased opportunistically after BP’s Macondo oil spill in the Gulf of Mexico caused the shares to sell off because the company manufactured the blowout preventer on that rig. Rather than hurt demand for the company’s products, the spill has increased it as customers have upgraded their rig fleets with new equipment and increased service levels to prevent such a spill from recurring. Cameron shares rose after the company reported a strong second quarter, with revenue and earnings exceeding expectations. The company also reaffirmed its guidance for the full year. Cameron has a healthy backlog of orders, and we anticipate robust order growth in the remainder of 2012, driven by secular growth in subsea and rig equipment.

Prudential Jennison Equity Opportunity Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2012, at the beginning of the period, and held through the six-month period ended September 30, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$998.70	1.11%	$5.55
	Hypothetical	$1,000.00	$1,019.45	1.11%	$5.60

Class B	Actual	$1,000.00	$995.60	1.81%	$9.03
	Hypothetical	$1,000.00	$1,015.95	1.81%	$9.12

Class C	Actual	$1,000.00	$995.60	1.81%	$9.03
	Hypothetical	$1,000.00	$1,015.95	1.81%	$9.12

Class R	Actual	$1,000.00	$997.90	1.31%	$6.54
	Hypothetical	$1,000.00	$1,018.45	1.31%	$6.61

Class Z	Actual	$1,000.00	$1,000.60	0.81%	$4.05
	Hypothetical	$1,000.00	$1,020.95	0.81%	$4.09

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2012, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying Funds in which the Fund may invest.

Prudential Jennison Equity Opportunity Fund	11

Portfolio of Investments

as of September 30, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 93.0%
COMMON STOCKS

Aerospace & Defense 4.9%
81,159	Boeing Co. (The)	$5,650,290
433,246	Exelis, Inc.	4,479,764
28,628	Teledyne Technologies, Inc.*(a)	1,814,729
66,205	United Technologies Corp.	5,183,189

		17,127,972

Airlines 0.7%
274,365	Delta Air Lines, Inc.*	2,513,183

Auto Components 1.0%
94,450	Lear Corp.	3,569,266

Automobiles 1.4%
61,551	Toyota Motor Corp. (Japan), ADR	4,832,369

Biotechnology 2.2%
303,585	Amarin Corp. PLC (Ireland), ADR*(a)	3,825,171
65,557	Vertex Pharmaceuticals, Inc.*	3,667,914

		7,493,085

Capital Markets 5.4%
304,755	Charles Schwab Corp. (The)(a)	3,897,817
150,069	Evercore Partners, Inc. (Class A Stock)	4,051,863
52,471	Goldman Sachs Group, Inc. (The)	5,964,903
289,576	Morgan Stanley	4,847,502

		18,762,085

Chemicals 3.1%
87,244	Monsanto Co.	7,940,949
25,953	PPG Industries, Inc.	2,980,442

		10,921,391

Commercial Banks 1.6%
160,186	Wells Fargo & Co.	5,531,223

Commercial Services & Supplies 0.4%
55,014	Brink’s Co. (The)	1,413,310

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	13

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Communications Equipment 1.1%
1,887	EchoStar Corp. (Class A Stock)*	$54,081
210,900	Juniper Networks, Inc.*	3,608,499

		3,662,580

Computers & Peripherals 1.1%
140,413	EMC Corp.*	3,829,063

Diversified Financial Services 1.6%
77,253	JPMorgan Chase & Co.	3,127,201
55,093	Moody’s Corp.(a)	2,433,458

		5,560,659

Diversified Telecommunication Services 1.5%
270,289	Vivendi SA (France)	5,270,806

Electric Utilities 0.8%
79,521	Exelon Corp.	2,829,357

Energy Equipment & Services 6.8%
128,965	Cameron International Corp.*	7,231,067
61,506	Ensco PLC (Class A Stock)	3,355,767
70,996	National Oilwell Varco, Inc.	5,687,490
98,932	Schlumberger Ltd.	7,155,752

		23,430,076

Food & Staples Retailing 2.8%
95,371	CVS Caremark Corp.	4,617,864
70,470	Wal-Mart Stores, Inc.	5,200,686

		9,818,550

Food Products 4.2%
76,296	Bunge Ltd.	5,115,647
155,375	Kraft Foods, Inc. (Class A Stock)	6,424,756
199,834	Tyson Foods, Inc. (Class A Stock)	3,201,341

		14,741,744

Healthcare Equipment & Supplies 2.0%
347,826	Hologic, Inc.*	7,039,998

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Providers & Services 3.6%
73,676	Express Scripts Holding Co.*	$4,617,275
61,834	Quest Diagnostics, Inc.	3,922,131
84,180	Universal Health Services, Inc. (Class B Stock)	3,849,551

		12,388,957

Hotels, Restaurants & Leisure 6.7%
122,843	Accor SA (France)	4,097,240
72,393	Hyatt Hotels Corp. (Class A Stock)*	2,906,579
392,159	International Game Technology	5,133,361
553,774	Pinnacle Entertainment, Inc.*	6,783,731
967,132	Wendy’s Co. (The)	4,400,451

		23,321,362

Household Durables 0.8%
96,914	Ryland Group, Inc. (The)(a)	2,907,420

Independent Power Producers & Energy Traders 1.7%
345,261	Calpine Corp.*	5,973,015

Insurance 3.1%
82,982	Axis Capital Holdings Ltd.	2,897,731
114,580	MetLife, Inc.	3,948,427
310,593	Symetra Financial Corp.	3,820,294

		10,666,452

Internet Software & Services 1.8%
8,076	Google, Inc. (Class A Stock)*	6,093,342

Life Sciences Tools & Services 0.9%
52,858	Thermo Fisher Scientific, Inc.	3,109,636

Machinery 2.3%
60,332	Dover Corp.	3,589,151
180,619	Xylem, Inc.	4,542,568

		8,131,719

Marine 0.5%
29,132	Kirby Corp.*(a)	1,610,417

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	15

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Media 7.5%
212,897	Comcast Corp. (Class A Stock)	$7,408,816
62,088	Liberty Global, Inc. (Series C Stock)*	3,503,005
303,470	News Corp. (Class A Stock)	7,444,119
123,439	Thomson Reuters Corp.	3,562,450
74,238	Viacom, Inc. (Class B Stock)	3,978,414

		25,896,804

Metals & Mining 0.9%
66,971	Goldcorp, Inc.	3,070,620

Oil, Gas & Consumable Fuels 4.4%
170,184	Cobalt International Energy, Inc.*	3,789,997
146,441	Consol Energy, Inc.(a)	4,400,552
35,294	EOG Resources, Inc.	3,954,693
145,045	Peabody Energy Corp.	3,233,053

		15,378,295

Pharmaceuticals 3.9%
185,236	Impax Laboratories, Inc.*	4,808,726
345,422	Pfizer, Inc.	8,583,737

		13,392,463

Professional Services 1.3%
123,832	Manpower, Inc.	4,557,018

Road & Rail 1.2%
196,411	CSX Corp.	4,075,528

Semiconductors & Semiconductor Equipment 4.3%
105,871	Broadcom Corp. (Class A Stock)	3,661,019
151,539	Maxim Integrated Products, Inc.	4,033,968
254,850	NVIDIA Corp.*	3,399,699
117,057	Xilinx, Inc.	3,910,875

		15,005,561

Software 4.4%
392,790	Activision Blizzard, Inc.	4,430,671
376,329	Cadence Design Systems, Inc.*(a)	4,841,472
197,897	Microsoft Corp.	5,893,373

		15,165,516

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail 1.1%
184,974	GameStop Corp. (Class A Stock)(a)	$3,884,454

	Total long-term investments (cost $279,644,215)	322,975,296

SHORT-TERM INVESTMENT 13.2%

Affiliated Money Market Mutual Fund
45,858,741	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $45,858,741; includes $24,308,660 of cash collateral received for securities on loan)(b)(c)	45,858,741

	Total Investments 106.2% (cost $325,502,956; Note 5)	368,834,037
	Liabilities in excess of other assets (6.2%)	(21,682,912)

	Net Assets 100.0%	$347,151,125

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $23,552,622; cash collateral of $24,308,660 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	17

Portfolio of Investments

as of September 30, 2012 continued

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$322,975,296	$—	$—
Affiliated Money Market Mutual Fund	45,858,741	—	—

Total	$368,834,037	$—	$—

It is the Series’ policy to recognize transfers in and transfers out at the fair value as of the beginning of period. An amount of $3,760,346 was transferred from Level 2 to Level 1 at September 30, 2012 as a result of the security no longer being fair valued in accordance with the Board of Directors’ approval.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2012 were as follows:

Affiliated Money Market Mutual Fund (including 7.0% of collateral received for securities on loan)	13.2%
Media	7.5
Energy Equipment & Services	6.8
Hotels, Restaurants & Leisure	6.7
Capital Markets	5.4
Aerospace & Defense	4.9
Oil, Gas & Consumable Fuels	4.4
Software	4.4
Semiconductors & Semiconductor Equipment	4.3
Food Products	4.2%
Pharmaceuticals	3.9
Healthcare Providers & Services	3.6
Chemicals	3.1
Insurance	3.1
Food & Staples Retailing	2.8
Machinery	2.3
Biotechnology	2.2
Healthcare Equipment & Supplies	2.0
Internet Software & Services	1.8
Independent Power Producers & Energy Traders	1.7

See Notes to Financial Statements.

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Industry (cont’d.)
Commercial Banks	1.6%
Diversified Financial Services	1.6
Diversified Telecommunication Services	1.5
Automobiles	1.4
Professional Services	1.3
Road & Rail	1.2
Communications Equipment	1.1
Computers & Peripherals	1.1
Specialty Retail	1.1
Auto Components	1.0
Life Sciences Tools & Services	0.9%
Metals & Mining	0.9
Electric Utilities	0.8
Household Durables	0.8
Airlines	0.7
Marine	0.5
Commercial Services & Supplies	0.4

106.2
Liabilities in excess of other assets	(6.2)

100.0%

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Series’ financial performance as reflected in the Statement of Operations is presented in the summary below.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights
Equity contracts	$11

For the year ended September 30, 2012, the Series did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	19

Statement of Assets and Liabilities

as of September 30, 2012

Assets
Investments at value, including securities on loan of $23,552,622:
Unaffiliated Investments (cost $279,644,215)	$322,975,296
Affiliated Investments (cost $45,858,741)	45,858,741
Foreign currency, at value (cost $12)	12
Receivable for investments sold	3,779,596
Dividends receivable	228,794
Receivable for Series shares sold	109,207
Prepaid expenses	5,747

Total assets	372,957,393

Liabilities
Payable to broker for collateral for securities on loan	24,308,660
Payable for investments purchased	571,878
Payable for Series shares reacquired	516,174
Management fee payable	171,889
Accrued expenses and other liabilities	119,614
Distribution fee payable	84,299
Affiliated transfer agent fee payable	33,754

Total liabilities	25,806,268

Net Assets	$347,151,125

Net assets were comprised of:
Common stock, at par	$22,675
Paid-in capital in excess of par	318,181,424

318,204,099
Undistributed net investment income	1,417,553
Accumulated net realized loss on investment and foreign currency transactions	(15,801,608)
Net unrealized appreciation on investments	43,331,081

Net assets, September 30, 2012	$347,151,125

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($213,925,747 ÷ 13,887,148 shares of common stock issued and outstanding)	$15.40
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price to public	$16.30

Class B
Net asset value, offering price and redemption price per share ($8,855,727 ÷ 646,558 shares of common stock issued and outstanding)	$13.70

Class C
Net asset value, offering price and redemption price per share ($26,667,519 ÷ 1,946,914 shares of common stock issued and outstanding)	$13.70

Class R
Net asset value, offering price and redemption price per share ($3,055,760 ÷ 215,493 shares of common stock issued and outstanding)	$14.18

Class Z
Net asset value, offering price and redemption price per share ($94,646,372 ÷ 5,978,416 shares of common stock issued and outstanding)	$15.83

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	21

Statement of Operations

Year Ended September 30, 2012

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $104,792)	$5,113,915
Affiliated income from securities loaned, net	99,804
Affiliated dividend income	24,878

Total income	5,238,597

Expenses
Management fee	1,994,471
Distribution fee—Class A	630,292
Distribution fee—Class B	99,612
Distribution fee—Class C	271,505
Distribution fee—Class R	12,005
Transfer agent’s fees and expenses (including affiliated expense of $184,100)	514,000
Custodian’s fees and expenses	78,000
Registration fees	52,000
Reports to shareholders	50,000
Audit fee	22,000
Directors’ fees	17,000
Legal fees and expenses	14,000
Insurance	7,000
Interest expense (Note 7)	163
Miscellaneous	19,517

Total expenses	3,781,565

Net investment income	1,457,032

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	20,830,087
Foreign currency transactions	(4,466)

20,825,621

Net change in unrealized appreciation (depreciation) on investments	54,640,635

Net gain on investment and foreign currency transactions	75,466,256

Net Increase In Net Assets Resulting From Operations	$76,923,288

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,457,032	$282,085
Net realized gain on investment and foreign currency transactions	20,825,621	33,077,950
Net change in unrealized appreciation (depreciation) on investments	54,640,635	(36,986,329)

Net increase (decrease) in net assets resulting from operations	76,923,288	(3,626,294)

Dividends from net investment income (Note 1)
Class Z	(225,276)	—

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	46,740,415	49,234,838
Net asset value of shares issued in reinvestment of dividends	174,824	—
Cost of shares reacquired	(70,358,312)	(71,903,761)

Net decrease in net assets from Series share transactions	(23,443,073)	(22,668,923)

Total increase (decrease)	53,254,939	(26,295,217)

Net Assets:
Beginning of year	293,896,186	320,191,403

End of year(a)	$347,151,125	$293,896,186

(a) Includes undistributed net investment income of:	$1,417,553	$231,902

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”), is an open-end management investment company, registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Company consists of six series: Prudential Jennison Equity Opportunity Fund (the “Series”), Prudential Jennison Growth Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to achieve long-term capital growth.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of the financial statements.

Securities Valuation: The Series holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Series’ securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Series to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Series’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

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methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Series’ normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Jennison Equity Opportunity Fund	25

Notes to Financial Statements

continued

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

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Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities

Prudential Jennison Equity Opportunity Fund	27

Notes to Financial Statements

continued

using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company’s expenses are allocated to the respective series on the basis of relative net assets except expenses that are charged directly at the series or class level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

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Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Series has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60% of the average daily net assets of the Series up to $300 million and 0.575% of the average daily net assets of the Series over $300 million. The effective management fee rate was 0.60% of the Series average daily net assets for the year ended September 30, 2012.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .50% for Class R shares.

PIMS has advised the Series that it received $64,220 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2012.

Prudential Jennison Equity Opportunity Fund	29

Notes to Financial Statements

continued

From these fees PIMS paid such sales charges to affiliated brokers/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2012, it received $60, $20,083 and $1,043 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2012, PIM has been compensated approximately $29,800 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2012, were $128,553,919 and $167,575,706, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

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principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended September 30, 2012, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $46,105 primarily due to the reclassification of net foreign currency losses, investments in passive foreign investment companies and partnership, and other book to tax differences. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended September 30, 2012, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $225,276 of ordinary income. There were no distributions paid during the year ended September 30, 2011.

As of September 30, 2012, the accumulated undistributed earnings on a tax basis was $1,783,394 of ordinary income. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$327,514,031	$52,035,287	$(10,715,281)	$41,320,006

The difference between book and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Series is permitted to carryforward capital losses incurred in the fiscal year ended September 30, 2012 (“post-enactment losses”) for an unlimited period. Post- enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before September 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Series utilized approximately $20,590,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended September 30, 2012. No capital gains

Prudential Jennison Equity Opportunity Fund	31

Notes to Financial Statements

continued

distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of September 30, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$14,156,000

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.5%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 200 million authorized shares.

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2012:
Shares sold	1,075,460	$15,546,921
Shares reacquired	(2,925,212)	(41,764,709)

Net increase (decrease) in shares outstanding before conversion	(1,849,752)	(26,217,788)
Shares issued upon conversion from Class B and Z	192,424	2,787,944
Shares reacquired upon conversion into Class Z	(15,879)	(232,001)

Net increase (decrease) in shares outstanding	(1,673,207)	$(23,661,845)

Year ended September 30, 2011:
Shares sold	2,184,286	$30,186,298
Shares reacquired	(3,795,452)	(52,353,288)

Net increase (decrease) in shares outstanding before conversion	(1,611,166)	(22,166,990)
Shares issued upon conversion from Class B and Z	428,364	5,946,962
Shares reacquired upon conversion into Class Z	(249,216)	(3,566,018)

Net increase (decrease) in shares outstanding	(1,432,018)	$(19,786,046)

Class B
Year ended September 30, 2012:
Shares sold	63,835	$832,938
Shares reacquired	(133,363)	(1,695,957)

Net increase (decrease) in shares outstanding before conversion	(69,528)	(863,019)
Shares reacquired upon conversion into Class A	(210,122)	(2,722,899)

Net increase (decrease) in shares outstanding	(279,650)	$(3,585,918)

Year ended September 30, 2011:
Shares sold	116,768	$1,462,834
Shares reacquired	(222,395)	(2,755,419)

Net increase (decrease) in shares outstanding before conversion	(105,627)	(1,292,585)
Shares reacquired upon conversion into Class A	(476,448)	(5,938,356)

Net increase (decrease) in shares outstanding	(582,075)	$(7,230,941)

Prudential Jennison Equity Opportunity Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2012:
Shares sold	153,885	$1,956,599
Shares reacquired	(435,410)	(5,633,594)

Net increase (decrease) in shares outstanding before conversion	(281,525)	(3,676,995)
Shares reacquired upon conversion into Class Z	(78)	(1,030)

Net increase (decrease) in shares outstanding	(281,603)	$(3,678,025)

Year ended September 30, 2011:
Shares sold	280,171	$3,552,050
Shares reacquired	(474,124)	(5,961,933)

Net increase (decrease) in shares outstanding before conversion	(193,953)	(2,409,883)
Shares reacquired upon conversion into Class Z	(4,187)	(49,518)

Net increase (decrease) in shares outstanding	(198,140)	$(2,459,401)

Class R
Year ended September 30, 2012:
Shares sold	222,794	$2,950,519
Shares reacquired	(100,173)	(1,318,201)

Net increase (decrease) in shares outstanding	122,621	$1,632,318

Year ended September 30, 2011:
Shares sold	59,937	$779,795
Shares reacquired	(31,269)	(389,381)

Net increase (decrease) in shares outstanding	28,668	$390,414

Class Z
Year ended September 30, 2012:
Shares sold	1,736,991	$25,453,438
Shares issued in reinvestment of dividends	13,204	174,824
Shares reacquired	(1,339,869)	(19,945,851)

Net increase (decrease) in shares outstanding before conversion	410,326	5,682,411
Shares issued upon conversion from Class A and C	15,544	233,031
Shares reacquired upon conversion into Class A	(4,754)	(65,045)

Net increase (decrease) in shares outstanding	421,116	$5,850,397

Year ended September 30, 2011:
Shares sold	913,266	$13,253,861
Shares reacquired	(723,544)	(10,443,740)

Net increase (decrease) in shares outstanding before conversion	189,722	2,810,121
Shares issued upon conversion from Class A and C	246,426	3,615,536
Shares reacquired upon conversion into Class A	(660)	(8,606)

Net increase (decrease) in shares outstanding	435,488	$6,417,051

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Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the SCA during the year ended September 30, 2012. The average daily balance for the 8 days the Series had loans outstanding during the year was approximately 488,875, borrowed at a weighted average interest rate of 1.50%. At September 30, 2012, the Series did not have an outstanding loan amount.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Prudential Jennison Equity Opportunity Fund	35

Financial Highlights

Class A Shares
	Year Ended September 30,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.15	$12.39	$11.38		$11.35	$17.74
Income (loss) from investment operations:
Net investment income (loss)	.06	.01	-	(b)	.13	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.19	(.25)	1.01		.06	(3.74)
Total from investment operations	3.25	(.24)	1.01		.19	(3.66)
Less Dividend and Distributions:
Dividends from net investment income	-	-	-		(.09)	(.07)
Distributions from net realized gains	-	-	-		-	(2 .66)
Tax return of capital distributions	-	-	-		(.07)	-
Total dividends and distributions	-	-	-		(.16)	(2.73)
Capital Contributions(f):	-	-	-	(b)	-	-
Net asset value, end of year	$15.40	$12.15	$12.39		$11.38	$11.35
Total Return(c):	26.75%	(1.94)%	8.88%		1.93%	(23.30)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$213,926	$189,105	$210,516		$208,977	$223,338
Average net assets (000)	$210,097	$227,408	$212,873		$173,786	$271,189
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.13%	1.15%	1.20%		1.26%	1.06% (e)
Expenses, excluding distribution and service (12b-1) fees	.83%	.85%	.90%		.96%	.78%
Net investment income (loss)	.44%	.11%	(.03)%		1.37%	.56%
Portfolio turnover rate	40%	66%	71%		74%	76%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through January 31, 2008.

(f) During the fiscal year ended September 30, 2010, the Series received $29,781 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

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Class B Shares
	Year Ended September 30,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.88	$11.17	$10.33		$10.31	$16.43
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.07)	(.08)		.07	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.85	(.22)	.92		.05	(3.43)
Total from investment operations	2.82	(.29)	.84		.12	(3.45)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-		(.03)	(.01)
Distributions from net realized gains	-	-	-		-	(2.66)
Tax return of capital distributions	-	-	-		(.07)	-
Total dividends and distributions	-	-	-		(.10)	(2.67)
Capital Contributions(e):	-	-	-	(b)	-	-
Net asset value, end of year	$13.70	$10.88	$11.17		$10.33	$10.31
Total Return(c):	25.92%	(2.60)%	8.13%		1.24%	(23.88)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,856	$10,079	$16,841		$22,077	$52,943
Average net assets (000)	$9,961	$15,538	$19,765		$28,455	$92,183
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.83%	1.85%	1.90%		1.96%	1.78%
Expenses, excluding distribution and service (12b-1) fees	.83%	.85%	.90%		.96%	.78%
Net investment income (loss)	(.26)%	(.60)%	(.73)%		.93%	(.18)%
Portfolio turnover rate	40%	66%	71%		74%	76%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) During the fiscal year ended September 30, 2010, the Series received $29,781 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.88	$11.17	$10.33		$10.31	$16.43
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.07)	(.08)		.06	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.85	(.22)	.92		.06	(3.43)
Total from investment operations	2.82	(.29)	.84		.12	(3.45)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-		(.03)	(.01)
Distributions from net realized gains	-	-	-		-	(2.66)
Tax return of capital distributions	-	-	-		(.07)	-
Total dividends and distributions	-	-	-		(.10)	(2.67)
Capital Contributions(e):	-	-	-	(b)	-	-
Net asset value, end of year	$13.70	$10.88	$11.17		$10.33	$10.31
Total Return(c):	25.92%	(2.60)%	8.13%		1.24%	(23.88)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26,667	$24,251	$27,097		$25,599	$29,011
Average net assets (000)	$27,151	$29,339	$26,616		$21,081	$38,511
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.83%	1.85%	1.90%		1.96%	1.78%
Expenses, excluding distribution and service (12b-1) fees	.83%	.85%	.90%		.96%	.78%
Net investment income (loss)	(.26)%	(.59)%	(.73)%		.69%	(.17)%
Portfolio turnover rate	40%	66%	71%		74%	76%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) During the fiscal year ended September 30, 2010, the Series received $29,781 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

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Class R Shares
	Year Ended September 30,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.21	$11.45	$10.52		$10.52	$16.67
Income (loss) from investment operations:
Net investment income (loss)	.04	(.01)	(.02)		.04	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.93	(.23)	.95		.10	(3.51)
Total from investment operations	2.97	(.24)	.93		.14	(3.45)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-		(.07)	(.04)
Distributions from net realized gains	-	-	-		-	(2.66)
Tax return of capital distributions	-	-	-		(.07)	-
Total dividends and distributions	-	-	-		(.14)	(2.70)
Capital Contributions(f):	-	-	-	(b)	-	-
Net asset value, end of year	$14.18	$11.21	$11.45		$10.52	$10.52
Total Return(c):	26.49%	(2.10)%	8.84%		1.55%	(23.53)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,056	$1,041	$735		$5	$15
Average net assets (000)	$2,401	$1,104	$202		$7	$6
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.33%	1.35%	1.40%		1.46%	1.28%
Expenses, excluding distribution and service (12b-1) fees	.83%	.85%	.90%		.96%	.78%
Net investment income (loss)	.27%	(.09)%	(.20)%		.47%	.52%
Portfolio turnover rate	40%	66%	71%		74%	76%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(f) During the fiscal year ended September 30, 2010, the Series received $29,781 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	39

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2012	2011	2010		2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.49	$12.69	$11.63		$11.59	$18.05
Income (loss) from investment operations:
Net investment income	.11	.06	.03		.16	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.27	(.26)	1.03		.07	(3.81)
Total from investment operations	3.38	(.20)	1.06		.23	(3.69)
Less Dividends and Distributions:
Dividends from net investment income	(.04)	-	-		(.12)	(.11)
Distributions from net realized gains	-	-	-		-	(2.66)
Tax return of capital distributions	-	-	-		(.07)	-
Total dividends and distributions	(.04)	-	-		(.19)	(2.77)
Capital Contributions(e):	-	-	-	(b)	-	-
Net asset value, end of year	$15.83	$12.49	$12.69		$11.63	$11.59
Total Return(c):	27.14%	(1.58)%	9.11%		2.31%	(23.06)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$94,646	$69,420	$65,002		$49,670	$47,893
Average net assets (000)	$84,211	$76,050	$57,774		$37,242	$60,764
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.83%	.85%	.90%		.96%	.78%
Expenses, excluding distribution and service (12b-1) fees	.83%	.85%	.90%		.96%	.78%
Net investment income	.74%	.41%	.28%		1.67%	.84%
Portfolio turnover rate	40%	66%	71%		74%	76%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) During the fiscal year ended September 30, 2010, the Series received $29,781 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Equity Opportunity Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 20, 2012

Prudential Jennison Equity Opportunity Fund	41

Tax Information

(Unaudited)

For the year ended September 30, 2012, the Series reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Jennison Equity Opportunity Fund	100.00%	100.00%

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2012.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Jennison Equity Opportunity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 61

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Jennison Equity Opportunity Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Equity Opportunity Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Equity Opportunity Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (a blend consisting of the Lipper Multi-Cap Value and Multi-Cap Core Funds Performance Universes)2 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be

[2]

The Fund was compared to these Performance Universes, although Lipper classifies the Fund in its Multi-Cap Core Funds Performance Universe. The Fund was compared to these Performance Universes because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

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applicable) with the Peer Universe, actual management fees with the Peer Group

(which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods, except for the one-year period.
•	The Board concluded that, in light of the Fund’s strong performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Equity Opportunity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the
Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Equity Opportunity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJORX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800

MF172E    0234623-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON GROWTH FUND

ANNUAL REPORT • SEPTEMBER 30, 2012

Fund Type

Large Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Growth Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Growth Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Growth Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.06%; Class B, 1.76%; Class C, 1.76%; Class R, 1.51%; Class Z, 0.76%. Net operating expenses: Class A, 1.06%; Class B, 1.76%; Class C, 1.76%; Class R, 1.26%; Class Z, 0.76%, after contractual reduction through 1/31/2014 for Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	25.36%	16.29%	117.75%	—
Class B	24.50	12.22	102.51	—
Class C	24.45	12.40	102.84	—
Class R	25.23	15.26	N/A	49.30% (12/17/04)
Class Z	25.75	18.03	123.69	—
Russell 1000® Growth Index	29.19	17.28	124.24	—
S&P 500 Index	30.17	5.38	116.04	—
Lipper Large-Cap Growth Funds Average	27.19	7.62	105.12	—

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	18.46%	1.90%	7.48%	—
Class B	19.50	2.15	7.31	—
Class C	23.45	2.37	7.33	—
Class R	25.23	2.88	N/A	5.28% (12/17/04)
Class Z	25.75	3.37	8.38	—
Russell 1000 Growth Index	29.19	3.24	8.41	—
S&P 500 Index	30.17	1.05	8.01	—
Lipper Large-Cap Growth Funds Average	27.19	1.40	7.34	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	25.36%	3.06%	8.09%	—
Class B	24.50	2.33	7.31	—
Class C	24.45	2.37	7.33	—
Class R	25.23	2.88	N/A	5.28% (12/17/04)
Class Z	25.75	3.37	8.38	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 1000 Growth Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2002) and the account values at the end of the current fiscal year (September 30, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class

Prudential Jennison Growth Fund	3

Your Fund’s Performance (continued)

A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A shares CDSC is waived for purchases by certain retirement or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares do not pay a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% on sales made within 12 months of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to sales charges, but charge a 12b-1 fee of 0.75%. Class Z shares are not subject to sales charges or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios, forecasted growth rates, and relatively low dividend yields. Russell 1000 Growth Index Closest Month-End to Inception cumulative total return is 51.73% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return is 5.53% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 39.67% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 4.41% for Class R.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return is 40.21% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 4.39% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 9/30/12 (excluding short-term investments)
Apple, Inc., Computers & Peripherals	7.5%
Amazon.com, Inc., Internet & Catalog Retail	3.4
MasterCard, Inc. (Class A Stock), IT Services	3.0
Google, Inc. (Class A Stock), Internet Software & Services	2.7
EMC Corp., Computers & Peripherals	2.4

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/12 (excluding short-term investments)
Computers & Peripherals	10.3%
Internet Software & Services	8.4
IT Services	7.2
Textiles, Apparel & Luxury Goods	6.7
Pharmaceuticals	6.7

Industry weightings are subject to change.

Prudential Jennison Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Growth Fund’s Class A shares rose 25.36% in the 12 months ended September 30, 2012. The Fund underperformed the 29.19% return of the Russell 1000 Growth Index (the Index), the 30.17% gain of the style-neutral S&P 500 Index, and the 27.19% advance of the Lipper Large-Cap Growth Funds Average.

Fund positions in consumer discretionary and healthcare lagged market returns in these sectors. Consumer staples and information technology stocks contributed significantly to Fund performance.

What was the market environment?

Equity markets were highly volatile in the 12 months ended September 30, 2012, up strongly in the first six months, down sharply in May, then back on an upward trajectory beginning in June. The gyrations reflected swings in sentiment around European sovereign debt issues and uncertainty about global growth. Stock prices rose and fell as sentiment veered between optimism and pessimism, often based on short-term data.

U.S. economic growth proceeded at a subpar pace, and unemployment remained high, as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, while business and housing indicators were inconsistent. With the implementation of austerity measures, many European economies contracted. Growth in China, a key engine of global economic expansion, slowed. Volatile raw materials, commodities, food, and energy prices reflected shifts in economic expectations.

Which holdings made the largest positive contributions to the Fund’s return?

•

Consumer staples stocks, especially Whole Foods Market and Estée Lauder Companies, contributed significantly to Fund performance. Whole Foods reported strong sales and earnings, with solid operating margins and continued capital discipline. Estée Lauder’s revenue and earnings were fueled by successful product launches and increased market penetration, particularly in emerging markets.

Stock performance was also solid in information technology, where Apple, Google, and LinkedIn posted strong advances.

•

Apple reported continued impressive sales of iPhones, iPads, and Mac personal computers. Jennison believes Apple’s creativity and innovation in product development, design, and marketing could continue to drive share gains.

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•

Jennison also considers Google’s technological lead and dominant position in Internet search a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors.

•	LinkedIn’s global online professional network has altered the talent-recruiting market and provides what Jennison considers unique access to a database of job candidates.

Which holdings detracted most from the Fund’s return?

Stocks held in consumer discretionary and healthcare lagged market returns in these sectors. Consumer holdings Amazon.com, Ralph Lauren, and Coach, which had performed solidly coming into the period on strong company-specific fundamentals, rose but failed to keep pace with the meaningful rebound in economically sensitive specialty retail and media stocks.

•

Amazon’s accelerated business investment is positioning the company, Jennison believes, for robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market.

•	Jennison’s long-term growth assumptions for Ralph Lauren are based on opportunities in Europe and Asia, in categories such as accessories and shoes, and in the online channel.

•	Jennison believes that Coach’s handbag and accessory markets continue to grow at a solid pace.

•

In healthcare, when investor risk appetite revived, biotechnology stocks benefited more than other subsectors. For example, Fund holding Alexion Pharmaceuticals reported strong sales of its key product, Soliris, which treats rare, genetic, and potentially life-threatening blood disorders. The company is pursuing opportunities in other autoimmune and inflammatory disease settings with high unmet medical needs.

•

Bristol-Myers Squibb and Shire, which earlier had been rewarded for attractive business opportunities, lagged the biotech surge. Jennison expects Shire’s strong product pipeline to continue to generate strong revenue growth. The Fund’s position in Bristol-Myers Squibb was eliminated during the period.

Were there significant changes to the portfolio?

Over the 12 months ended September 30, 2012, the Fund’s sector weights were largely stable. Relative to the Index, the Fund remained overweight in consumer discretionary, healthcare, and information technology, and underweight in consumer staples and industrials.

Prudential Jennison Growth Fund	7

Strategy and Performance Overview (continued)

Positions initiated during the period included Yum! Brands, Inditex, TJX Cos., and UnitedHealth Group. Aside from Bristol-Myers Squibb, positions eliminated included Oracle, Schlumberger, McDonald’s, and Celgene.

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Comments on Largest Holdings

7.4%	Apple, Inc., Computers & Peripherals

Apple designs, manufactures, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells various related software, services, peripherals, and networking solutions as well. Jennison believes Apple’s creativity and innovation in product design and marketing could continue to drive share gains.

3.4%	Amazon.com, Inc., Internet & Catalogue Retail

Jennison views Amazon.com, the world’s largest Internet retailer, as a prime beneficiary of the ongoing, long-term shift toward e-commerce, and expects the company to continue to gain share in both overall retail and e-commerce.

3.0%	MasterCard, Inc. (Class A Stock), IT Services

MasterCard is the second-largest payment system in the U.S. The company markets the MasterCard (credit and debit cards) and Maestro (debit cards) brands, provides a transaction authorization network, establishes guidelines for use, and collects fees from members. Retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards, and Jennison expects continued growth in MasterCard’s gross dollar volume (the total value of its cardholders’ transactions), as consumers continue their secular shift from paper money to electronic credit/debit transactions.

2.7%	Google, Inc. (Class A Stock), Internet Software & Services

Jennison believes Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to generate income from search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

2.4%	EMC Corp., Computers & Peripherals

EMC provides systems to store and retrieve massive amounts of data. The company also sells a line of network attached storage (NAS) file servers, and a wide array of software designed to manage, protect, and share data. EMC is the majority owner of virtualization specialist VMware, and its RSA division provides security software. Jennison considers EMC a well-positioned leader in the storage market and likes its significant exposure to cloud computing through VMware.

Prudential Jennison Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2012, at the beginning of the period, and held through the six-month period ended September 30, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Growth Fund		Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$982.40	1.05%	$5.20
	Hypothetical	$1,000.00	$1,019.75	1.05%	$5.30

Class B	Actual	$1,000.00	$978.90	1.75%	$8.66
	Hypothetical	$1,000.00	$1,016.25	1.75%	$8.82

Class C	Actual	$1,000.00	$978.90	1.75%	$8.66
	Hypothetical	$1,000.00	$1,016.25	1.75%	$8.82

Class R	Actual	$1,000.00	$981.70	1.25%	$6.19
	Hypothetical	$1,000.00	$1,018.75	1.25%	$6.31

Class Z	Actual	$1,000.00	$983.50	0.75%	$3.72
	Hypothetical	$1,000.00	$1,021.25	0.75%	$3.79

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2012, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying Funds in which the Fund may invest.

Prudential Jennison Growth Fund	11

Portfolio of Investments

as of September 30, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.6%
COMMON STOCKS

Aerospace & Defense 5.0%
450,502	Boeing Co. (The)	$31,363,949
255,229	Precision Castparts Corp.	41,689,105
348,963	United Technologies Corp.	27,320,313

		100,373,367

Auto Components 0.7%
217,668	BorgWarner, Inc.*(a)	15,043,036

Biotechnology 4.5%
273,897	Alexion Pharmaceuticals, Inc.*	31,333,817
146,381	Biogen Idec, Inc.*	21,844,437
155,510	Gilead Sciences, Inc.*	10,314,978
473,401	Vertex Pharmaceuticals, Inc.*(a)	26,486,786

		89,980,018

Capital Markets 2.2%
391,222	Goldman Sachs Group, Inc. (The)	44,474,117

Chemicals 1.7%
376,127	Monsanto Co.	34,235,080

Communications Equipment 1.3%
417,234	QUALCOMM, Inc.	26,072,953

Computers & Peripherals 10.3%
224,637	Apple, Inc.	149,891,285
1,798,031	EMC Corp.*	49,032,305
280,446	NetApp, Inc.*	9,221,064

		208,144,654

Consumer Finance 0.7%
247,970	American Express Co.	14,099,574

Electrical Equipment 0.6%
101,794	Roper Industries, Inc.	11,186,143

Energy Equipment & Services 1.5%
386,213	National Oilwell Varco, Inc.	30,939,523

See Notes to Financial Statements.

Prudential Jennison Growth Fund	13

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Food & Staples Retailing 3.6%
360,799	Costco Wholesale Corp.	$36,125,000
364,718	Whole Foods Market, Inc.	35,523,533

		71,648,533

Food Products 1.6%
245,996	Kraft Foods, Inc. (Class A Stock)	10,171,935
289,443	Mead Johnson Nutrition Co.	21,210,383

		31,382,318

Healthcare Providers & Services 3.0%
578,406	Express Scripts Holding Co.*	36,248,704
453,697	UnitedHealth Group, Inc.	25,139,351

		61,388,055

Hotels, Restaurants & Leisure 4.5%
80,395	Chipotle Mexican Grill, Inc.*	25,528,628
629,623	Dunkin’ Brands Group, Inc.(a)	18,381,844
354,639	Starbucks Corp.	17,997,929
438,631	Yum! Brands, Inc.	29,098,781

		91,007,182

Internet & Catalog Retail 5.0%
272,258	Amazon.com, Inc.*	69,240,654
49,753	priceline.com, Inc.*	30,783,674

		100,024,328

Internet Software & Services 8.4%
257,966	Baidu, Inc. (China), ADR*	30,135,588
533,888	Facebook, Inc. (Class A Stock)*(a)	11,558,675
72,603	Google, Inc. (Class A Stock)*	54,778,964
261,935	LinkedIn Corp. (Class A Stock)*	31,536,974
340,293	Rackspace Hosting, Inc.*(a)	22,489,964
527,750	Tencent Holdings Ltd. (China)	17,867,339
80,883	Youku Tudou, Inc. (China), ADR*(a)	1,487,438

		169,854,942

IT Services 7.2%
191,195	International Business Machines Corp.	39,663,403
133,232	MasterCard, Inc. (Class A Stock)	60,151,583

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

IT Services (cont’d.)
133,964	Teradata Corp.*	$10,102,225
254,073	Visa, Inc. (Class A Stock)	34,116,923

		144,034,134

Life Sciences Tools & Services 1.6%
499,636	Agilent Technologies, Inc.	19,211,004
261,998	Illumina, Inc.*(a)	12,628,304

		31,839,308

Media 1.6%
604,673	Walt Disney Co. (The)(a)	31,612,304

Multiline Retail 0.3%
98,397	Family Dollar Stores, Inc.	6,523,721

Oil, Gas & Consumable Fuels 2.6%
278,377	Concho Resources, Inc.*	26,376,221
296,092	Occidental Petroleum Corp.	25,481,677

		51,857,898

Personal Products 1.6%
525,825	Estee Lauder Cos., Inc. (The) (Class A Stock)	32,375,045

Pharmaceuticals 6.7%
321,151	Allergan, Inc.	29,411,009
688,324	Bristol-Myers Squibb Co.	23,230,935
220,585	Novo Nordisk A/S (Denmark), ADR	34,810,519
153,930	Perrigo Co.	17,882,048
327,842	Shire PLC (Ireland), ADR	29,079,585

		134,414,096

Real Estate Investment Trusts 1.7%
489,909	American Tower Corp.	34,974,604

Road & Rail 1.5%
255,684	Union Pacific Corp.	30,349,691

Semiconductors & Semiconductor Equipment 3.0%
287,447	Altera Corp.	9,768,886
504,565	ARM Holdings PLC (United Kingdom), ADR(a)	14,117,729
495,018	Avago Technologies Ltd.	17,258,802

See Notes to Financial Statements.

Prudential Jennison Growth Fund	15

Portfolio of Investments

as of September 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
552,827	Broadcom Corp. (Class A Stock)	$19,116,758

		60,262,175

Software 5.8%
324,730	Intuit, Inc.	19,120,102
520,884	Red Hat, Inc.*	29,659,135
243,226	Salesforce.com, Inc.*(a)	37,138,178
53,721	Splunk, Inc.*	1,972,635
294,316	VMware, Inc. (Class A Stock)*(a)	28,472,130

		116,362,180

Specialty Retail 3.7%
335,767	Inditex SA (Spain)	41,693,651
716,850	TJX Cos., Inc.	32,107,711

		73,801,362

Textiles, Apparel & Luxury Goods 6.7%
651,955	Burberry Group PLC (United Kingdom)	10,538,327
483,862	Coach, Inc.	27,105,949
394,815	Lululemon Athletica, Inc.*(a)	29,192,621
407,594	NIKE, Inc. (Class B Stock)	38,684,747
200,606	Ralph Lauren Corp.	30,337,645

		135,859,289

Wireless Telecommunication Services 1.0%
305,543	Crown Castle International Corp.*	19,585,306

	Total long-term investments (cost $1,265,394,486)	2,003,704,936

SHORT-TERM INVESTMENT 8.8%

Affiliated Money Market Mutual Fund
177,765,246	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $177,765,246; includes $165,480,242 of cash collateral received for securities on loan) (Note 3)(b)(c)	177,765,246

	Total Investments 108.4% (cost $1,443,159,732; Note 5)	2,181,470,182
	Liabilities in excess of other assets (8.4%)	(169,592,121)

	Net Assets 100.0%	$2,011,878,061

See Notes to Financial Statements.

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The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $162,451,357; cash collateral of $165,480,242 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,985,837,597	$17,867,339	$—
Affiliated Money Market Mutual Fund	177,765,246	—	—

Total	$2,163,602,843	$17,867,339	$—

See Notes to Financial Statements.

Prudential Jennison Growth Fund	17

Portfolio of Investments

as of September 30, 2012 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2012 were as follows:

Computers & Peripherals	10.3%
Affiliated Money Market Mutual Fund (including 8.2% of collateral received for securities on loan)	8.8
Internet Software & Services	8.4
IT Services	7.2
Pharmaceuticals	6.7
Textiles, Apparel & Luxury Goods	6.7
Software	5.8
Aerospace & Defense	5.0
Internet & Catalog Retail	5.0
Biotechnology	4.5
Hotels, Restaurants & Leisure	4.5
Specialty Retail	3.7
Food & Staples Retailing	3.6
Healthcare Providers & Services	3.0
Semiconductors & Semiconductor Equipment	3.0
Oil, Gas & Consumable Fuels	2.6
Capital Markets	2.2
Chemicals	1.7%
Real Estate Investment Trusts	1.7
Food Products	1.6
Life Sciences Tools & Services	1.6
Media	1.6
Personal Products	1.6
Energy Equipment & Services	1.5
Road & Rail	1.5
Communications Equipment	1.3
Wireless Telecommunication Services	1.0
Auto Components	0.7
Consumer Finance	0.7
Electrical Equipment	0.6
Multiline Retail	0.3

108.4
Liabilities in excess of other assets	(8.4)

100.0%

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • SEPTEMBER 30, 2012

Prudential Jennison Growth Fund

Statement of Assets and Liabilities

as of September 30, 2012

Assets
Investments at value, including securities on loan of $162,451,357:
Unaffiliated Investments (cost $1,265,394,486)	$2,003,704,936
Affiliated Investments (cost $177,765,246)	177,765,246
Receivable for Series shares sold	1,948,969
Receivable for investments sold	1,814,550
Dividends receivable	1,217,791
Foreign tax reclaim receivable	110,977
Prepaid expenses	39,457

Total assets	2,186,601,926

Liabilities
Payable to broker for collateral for securities on loan	165,480,242
Payable for investments purchased	4,779,396
Payable for Series shares reacquired	2,246,253
Management fee payable	981,676
Accrued expenses	597,323
Affiliated transfer agent fee payable	329,863
Distribution fee payable	309,112

Total liabilities	174,723,865

Net Assets	$2,011,878,061

Net assets were comprised of:
Common stock, at par	$93,899
Paid-in capital in excess of par	1,458,652,507

1,458,746,406
Accumulated net investment loss	(1,354,546)
Accumulated net realized loss on investment and foreign currency transactions	(183,819,917)
Net unrealized appreciation on investments and foreign currencies	738,306,118

Net assets, September 30, 2012	$2,011,878,061

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($904,801,649 ÷ 42,769,306 shares of common stock issued and outstanding)	$21.16
Maximum sales charge (5.50% of offering price)	1.23

Maximum offering price to public	$22.39

Class B
Net asset value, offering price and redemption price per share ($30,109,886 ÷ 1,622,935 shares of common stock issued and outstanding)	$18.55

Class C
Net asset value, offering price and redemption price per share ($58,437,281 ÷ 3,144,821 shares of common stock issued and outstanding)	$18.58

Class R
Net asset value, offering price and redemption price per share ($34,287,483 ÷ 1,771,280 shares of common stock issued and outstanding)	$19.36

Class Z
Net asset value, offering price and redemption price per share ($984,241,762 ÷ 44,590,699 shares of common stock issued and outstanding)	$22.07

See Notes to Financial Statements.

Prudential Jennison Growth Fund	21

Statement of Operations

Year Ended September 30, 2012

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $182,142)	$18,368,296
Affiliated income from securities loaned, net	372,980
Affiliated dividend income	71,679

Total income	18,812,955

Expenses
Management fee	12,354,584
Distribution fee—Class A	2,749,785
Distribution fee—Class B	325,759
Distribution fee—Class C	552,258
Distribution fee—Class R	136,728
Transfer agent’s fees and expenses (including affiliated expense of $1,756,900)	3,225,000
Custodian’s fees and expenses	271,000
Reports to shareholders	135,000
Registration fees	64,000
Directors’ fees	54,000
Insurance	40,000
Legal fees and expenses	33,000
Audit fee	22,000
Loan interest expense (Note 7)	78
Miscellaneous	33,513

Total expenses	19,996,705

Net investment loss	(1,183,750)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	87,490,939
Foreign currency transactions	(103,533)

87,387,406

Net change in unrealized appreciation (depreciation) on:
Investments	359,932,330
Foreign currencies	(3,128)

359,929,202

Net gain on investment and foreign currency transactions	447,316,608

Net Increase In Net Assets Resulting From Operations	$446,132,858

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,183,750)	$(3,322,738)
Net realized gain on investment and foreign currency transactions	87,387,406	157,301,410
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	359,929,202	(71,503,651)

Net increase in net assets resulting from operations	446,132,858	82,475,021

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	749,347,574	378,799,028
Cost of shares reacquired	(894,562,661)	(494,920,580)

Net decrease in net assets from Series share transactions	(145,215,087)	(116,121,552)

Total increase (decrease)	300,917,771	(33,646,531)

Net Assets:
Beginning of year	1,710,960,290	1,744,606,821

End of year	$2,011,878,061	$1,710,960,290

See Notes to Financial Statements.

Prudential Jennison Growth Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company consists of six series: Prudential Jennison Growth Fund (the “Series”), Prudential Jennison Equity Opportunity Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to the Prudential Jennison Growth Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to achieve long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of the financial statements.

Securities Valuation: The Series holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Series’ securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Series to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Series’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

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methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Series’ normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their

Prudential Jennison Growth Fund	25

Notes to Financial Statements

continued

internal pricing model with input from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

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(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Prudential Jennison Growth Fund	27

Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax-paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

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Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the Series’ average daily net assets up to $300 million, .575% of the next $2.7 billion and .55% of the Series’ average daily net assets in excess of $3 billion. The effective management fee rate was .58% of the Series’ average daily net assets for the year ended September 30, 2012.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through January 31, 2014.

PIMS has advised the Series that it received $247,443 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2012. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2012, it received $585, $47,114 and $3,716 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and C shareholders, respectively.

Prudential Jennison Growth Fund	29

Notes to Financial Statements

continued

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2012, PIM has been compensated approximately $111,500 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and in-kind transactions, for the year ended September 30, 2012, were $1,143,361,052 and $924,410,228, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For

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the fiscal year ended September 30, 2012, the adjustments were to decrease accumulated net investment loss by $30,472, increase accumulated net realized loss on investment and foreign currency transactions by $29,846,045 and to increase paid-in capital in excess of par by $29,815,573 primarily due to reclassification of net operating loss, net foreign currency losses, tax treatment for in-kind redemptions and write off of capital loss carryforward due to expiration. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended September 30, 2012 and September 30, 2011, there were no distributions paid by the Series.

As of September 30, 2012, the Series did not have any distributable earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$1,451,659,457	$742,465,684	$(12,654,959)	$729,810,725	$(4,332)	$729,806,393

The difference between book and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to net unrealized depreciation on receivables and payables on foreign currencies.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Series is permitted to carryforward capital losses incurred in the fiscal year ended September 30, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before September 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Series utilized approximately $63,431,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended September 30, 2012. Additionally, approximately $4,759,000 of its capital loss carryforward was written off unused due to expiration. No capital gains distributions are expected to be paid to shareholders

Prudential Jennison Growth Fund	31

Notes to Financial Statements

continued

until net gains have been realized in excess of such losses. As of September 30, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2017	$166,085,000

The Series elected to treat post-October capital losses of approximately $9,236,000 and certain late-year ordinary income losses of approximately $1,355,000 as having been incurred in the following fiscal year (September 30, 2013).

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

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The Company is authorized to issue 6.25 billion shares of common stock at $.001 par value per shares. There are 1.25 billion shares authorized for the Series equally divided into six classes, designated Class A, Class B, Class C, Class I, Class R and Class Z shares. The Series currently does not have any Class I shares outstanding. As of September 30, 2012, PI did not own any shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2012:
Shares sold	8,092,983	$159,932,188
Shares reacquired	(13,447,702)	(268,535,252)

Net increase (decrease) in shares outstanding before conversion	(5,354,719)	(108,603,064)
Shares issued upon conversion from Class B and Z	471,252	9,470,944
Shares reacquired upon conversion into Class Z	(58,705)	(1,183,437)

Net increase (decrease) in shares outstanding	(4,942,172)	$(100,315,557)

Year ended September 30, 2011:
Shares sold	7,528,446	$140,194,003
Shares reacquired	(11,463,799)	(210,047,154)

Net increase (decrease) in shares outstanding before conversion	(3,935,353)	(69,853,151)
Shares issued upon conversion from Class B and Z	605,248	11,024,705
Shares reacquired upon conversion into Class Z	(415,563)	(7,765,466)

Net increase (decrease) in shares outstanding	(3,745,668)	$(66,593,912)

Class B
Year ended September 30, 2012:
Shares sold	217,933	$3,813,535
Shares reacquired	(214,775)	(3,747,420)

Net increase (decrease) in shares outstanding before conversion	3,158	66,115
Shares reacquired upon conversion into Class A	(470,028)	(8,329,604)

Net increase (decrease) in shares outstanding	(466,870)	$(8,263,489)

Year ended September 30, 2011:
Shares sold	205,520	$3,338,837
Shares reacquired	(391,100)	(6,344,571)

Net increase (decrease) in shares outstanding before conversion	(185,580)	(3,005,734)
Shares reacquired upon conversion into Class A	(680,521)	(10,982,916)

Net increase (decrease) in shares outstanding	(866,101)	$(13,988,650)

Prudential Jennison Growth Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2012:
Shares sold	505,026	$8,782,210
Shares reacquired	(475,303)	(8,271,017)

Net increase (decrease) in shares outstanding before conversion	29,723	511,193
Shares reacquired upon conversion into Class Z	(7,778)	(141,701)

Net increase (decrease) in shares outstanding	21,945	$369,492

Year ended September 30, 2011:
Shares sold	256,393	$4,225,310
Shares reacquired	(774,642)	(12,565,978)

Net increase (decrease) in shares outstanding before conversion	(518,249)	(8,340,668)
Shares reacquired upon conversion into Class R and Z	(949,799)	(16,519,756)

Net increase (decrease) in shares outstanding	(1,468,048)	$(24,860,424)

Class R
Year ended September 30, 2012:
Shares sold	1,223,386	$22,944,834
Shares reacquired	(990,935)	(17,375,125)

Net increase (decrease) in shares outstanding	232,451	$5,569,709

Year ended September 30, 2011:
Shares sold	528,907	$8,909,263
Shares reacquired	(501,886)	(8,428,425)

Net increase (decrease) in shares outstanding before conversion	27,021	480,838
Shares issued upon conversion from Class C	908,100	16,344,149

Net increase (decrease) in shares outstanding	935,121	$16,824,987

Class Z
Year ended September 30, 2012:
Shares sold	26,895,885	$553,874,807
Shares reacquired	(28,109,825)	(596,633,847)

Net increase (decrease) in shares outstanding before conversion	(1,213,940)	(42,759,040)
Shares issued upon conversion from Class A and C	62,895	1,325,138
Shares reacquired upon conversion into Class A	(55,409)	(1,141,340)

Net increase (decrease) in shares outstanding	(1,206,454)	$(42,575,242)

Year ended September 30, 2011:
Shares sold	11,672,434	$222,131,615
Shares reacquired	(13,507,521)	(257,534,452)

Net increase (decrease) in shares outstanding before conversion	(1,835,087)	(35,402,837)
Shares issued upon conversion from Class A and C	409,336	7,941,073
Shares reacquired upon conversion into Class A	(2,255)	(41,789)

Net increase (decrease) in shares outstanding	(1,428,006)	$(27,503,553)

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Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the SCA during the year ended September 30, 2012. The average daily balance for the 4 days the Series had loans outstanding during the year was approximately $478,500, borrowed at a weighted average interest rate of 1.47%. At September 30, 2012, the Series did not have an outstanding loan amount.

Note 8. In-Kind Redemption

During the year ended September 30, 2012, the Series settled the redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash. The value of such securities was $347,656,856. The Series realized a gain of $35,252,807 related to the in-kind redemption transactions, which amount is included in the Statement of Operations under “Net realized gain (loss) on investment transactions”. Such gains are excluded from the calculation of the Series’ taxable gain for Federal Income Tax purposes.

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Prudential Jennison Growth Fund	35

Financial Highlights

Class A Shares
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.88	$16.20	$14.84	$14.43	$18.22
Income (loss) from investment operations:
Net investment income (loss)	(.04)	(.05)	(.03)	.01	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.32	.73	1.37	.41	(3.78)
Total from investment operations	4.28	.68	1.34	.42	(3.79)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.01)	-	(b)
Tax return of capital distributions	-	-	-	- (b)	-
Total dividends and distributions	-	-	-	(.01)	-	(b)
Capital Contributions(f):	-	-	.02	-	-
Net asset value, end of year	$21.16	$16.88	$16.20	$14.84	$14.43
Total Return(c):	25.36%	4.20%	9.16%	2.95%	(20.78)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$904,802	$805,293	$833,584	$979,671	$1,081,148
Average net assets (000)	$916,595	$904,612	$946,738	$837,882	$1,374,025
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.06%	1.08%	1.11%	1.13%	1.08%	(e)
Expenses, excluding distribution and service (12b-1) fees	.76%	.78%	.81%	.83%	.80%
Net investment income (loss)	(.18)%	(.27)%	(.18)%	.10%	(.04)%
Portfolio turnover rate	44%	63%	73%	74%	83%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) The distributor of the Series had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through January 31, 2008.

(f) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class B Shares
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.90	$14.41	$13.29	$13.00	$16.53
Income (loss) from investment operations:
Net investment loss	(.15)	(.16)	(.12)	(.06)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.80	.65	1.22	.35	(3.41)
Total from investment operations	3.65	.49	1.10	.29	(3.53)
Capital Contributions(d):	-	-	.02	-	-
Net asset value, end of year	$18.55	$14.90	$14.41	$13.29	$13.00
Total Return(b):	24.50%	3.40%	8.43%	2.23%	(21.36)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$30,110	$31,148	$42,581	$56,336	$85,641
Average net assets (000)	$32,576	$41,009	$51,415	$57,781	$127,973
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.76%	1.78%	1.81%	1.83%	1.80%
Expenses, excluding distribution and service (12b-1) fees	.76%	.78%	.81%	.83%	.80%
Net investment loss	(.88)%	(.97)%	(.87)%	(.57)%	(.75)%
Portfolio turnover rate	44%	63%	73%	74%	83%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.93	$14.43	$13.29	$13.00	$16.53
Income (loss) from investment operations:
Net investment loss	(.15)	(.16)	(.13)	(.07)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.80	.66	1.25	.36	(3.41)
Total from investment operations	3.65	.50	1.12	.29	(3.53)
Capital Contributions(d):	-	-	.02	-	-
Net asset value, end of year	$18.58	$14.93	$14.43	$13.29	$13.00
Total Return(b):	24.45%	3.47%	8.58%	2.23%	(21.36)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$58,437	$46,623	$66,240	$54,710	$56,527
Average net assets (000)	$55,226	$63,040	$64,722	$46,097	$70,987
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.76%	1.78%	1.81%	1.83%	1.80%
Expenses, excluding distribution and service (12b-1) fees	.76%	.78%	.81%	.83%	.80%
Net investment loss	(.88)%	(.98)%	(.88)%	(.60)%	(.76)%
Portfolio turnover rate	44%	63%	73%	74%	83%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class R Shares
	Year Ended September 30,
	2012	2011	2010	2009		2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.47	$14.87	$13.65	$13.29		$16.80
Income (loss) from investment operations:
Net investment loss	(.07)	(.08)	(.06)	(.01)		(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.96	.68	1.26	.37		(3.47)
Total from investment operations	3.89	.60	1.20	.36		(3.51)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(b)	-
Tax return of capital distributions	-	-	-	-	(b)	-
Total dividends and distributions	-	-	-	-	(b)	-
Capital Contributions(f):	-	-	.02	-		-
Net asset value, end of year	$19.36	$15.47	$14.87	$13.65		$13.29
Total Return(c):	25.15%	4.03%	8.94%	2.73%		(20.89)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$34,287	$23,811	$8,977	$5,784		$3,067
Average net assets (000)	$27,346	$17,091	$7,777	$3,608		$3,165
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.26%	1.28%	1.31%	1.33%		1.30%
Expenses, excluding distribution and service (12b-1) fees	.76%	.78%	.81%	.83%		.80%
Net investment loss	(.38)%	(.45)%	(.38)%	(.12)%		(.26)%
Portfolio turnover rate	44%	63%	73%	74%		83%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares through January 31, 2014.

(f) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	39

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2012	2011		2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.56	$16.80		$15.34	$14.91	$18.80
Income (loss) from investment operations:
Net investment income	.02	-	(b)	.02	.05	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.49	.76		1.42	.42	(3.89)
Total from investment operations	4.51	.76		1.44	.47	(3.85)
Less Dividends and Distributions:
Dividends from net investment income	-	-		-	(.04)	(.04)
Tax return of capital distributions	-	-		-	- (b)	-
Total dividends and distributions	-	-		-	(.04)	(.04)
Capital Contributions(e):	-	-		.02	-	-
Net asset value, end of year	$22.07	$17.56		$16.80	$15.34	$14.91
Total Return(c):	25.68%	4.52%		9.52%	3.20%	(20.51)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$984,242	$804,085		$793,225	$682,104	$868,869
Average net assets (000)	$1,103,837	$870,663		$736,912	$679,423	$1,026,959
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.76%	.78%		.81%	.83%	.80%
Expenses, excluding distribution and service (12b-1) fees	.76%	.78%		.81%	.83%	.80%
Net investment income	.12%	.03%		.12%	.41%	.24%
Portfolio turnover rate	44%	63%		73%	74%	83%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Growth Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 20, 2012

Prudential Jennison Growth Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 61

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential Jennison Growth Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Visit our website at www.prudentialfunds.com

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Jennison Growth Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Growth Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

[1]	Prudential Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to

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conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management,

Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed over the one-year period.

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•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Growth Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GROWTH FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168E    0234493-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ASSET ALLOCATION FUNDS

ANNUAL REPORT • SEPTEMBER 30, 2012

Fund Type

Balanced/Allocation

PRUDENTIAL CONSERVATIVE ALLOCATION FUND

PRUDENTIAL MODERATE ALLOCATION FUND

PRUDENTIAL GROWTH ALLOCATION FUND

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PRUDENTIAL ASSET ALLOCATION FUNDS

November 15, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Funds informative and useful. The report covers performance for the 12-month period that ended September 30, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Asset Allocation Funds

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Asset Allocation Funds	1

Your Fund’s Performance—Conservative Allocation Fund

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.64%; Class B, 2.34%; Class C, 2.34%; Class R, 2.09%; Class Z, 1.34%. Net operating expenses: Class A, 1.58%; Class B, 2.33%; Class C, 2.33%; Class R, 1.83%; Class Z, 1.33%, after contractual reduction through 1/31/2014. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 0.83% for each share class.

Cumulative Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Since Inception
Class A	12.84%	20.76%	55.83% (3/30/04)
Class B	11.96	16.21	46.05 (3/30/04)
Class C	12.05	16.30	46.17 (3/30/04)
Class R	12.52	19.52	26.52 (1/27/07)
Class Z	13.17	22.25	59.43 (3/30/04)
Conservative Customized Blend Index	12.69	18.42	—
Russell 1000® Index	30.06	6.28	—
S&P 500 Index	30.17	5.38	—
Lipper Mixed-Asset Target Allocation Conservative Funds Average	12.71	19.88	—

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Since Inception
Class A	6.63%	2.68%	4.65% (3/30/04)
Class B	6.96	2.87	4.55 (3/30/04)
Class C	11.05	3.07	4.56 (3/30/04)
Class R	12.52	3.63	4.20 (1/12/07)
Class Z	13.17	4.10	5.64 (3/30/04)
Conservative Customized Blend Index	12.69	3.44	—
Russell 1000 Index	30.06	1.22	—
S&P 500 Index	30.17	1.05	—
Lipper Mixed-Asset Target Allocation Conservative Funds Average	12.71	3.63	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Since Inception
Class A	12.84%	3.84%	5.35% (3/30/04)
Class B	11.96	3.05	4.55 (3/30/04)
Class C	12.05	3.07	4.56 (3/30/04)
Class R	12.52	3.63	4.20 (1/12/07)
Class Z	13.17	4.10	5.64 (3/30/04)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Conservative Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2012) as measured on a quarterly basis. The Conservative Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2012, the returns shown in the graph would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the

Prudential Asset Allocation Funds	3

Your Fund’s Performance (continued)

deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A shares CDSC is waived for purchases by certain retirement or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are not subject to a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to sales charges, but charge a 12b-1 fee of 0.75%. Class Z shares are not subject to sales charges or a 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Conservative Customized Blend Index

The Conservative Customized Blend Index is a model portfolio consisting of the Russell 3000® Index (24%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (10%), the Barclays U.S. Aggregate Bond Index (29%), the BofA Merrill Lynch 1-3 Year Corporate Index (29%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%), and the Citigroup 3-Month T-Bill Index (3%). See page 6 for the definitions of each component index. The Conservative Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. The Conservative Customized Blend Index Closest Month-End to Inception cumulative total returns are 53.87% for Class A, Class B, Class C, and Class Z; and 25.52% for Class R. The Conservative Customized Blend Index Closest Month-End to Inception average annual total returns are 5.20% for Class A, Class B, Class C, and Class Z; and 4.03% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total returns are 55.82% for Class A, Class B, Class C, and Class Z; and 16.16% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 5.36% for Class A, Class B, Class C, and Class Z; and 2.64% for Class R.

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S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 52.28% for Class A, Class B, Class C, and Class Z; and 14.99% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 5.07% for Class A, Class B, Class C, and Class Z; and 2.46% for Class R.

Lipper Mixed-Asset Target Allocation Conservative Funds Average

Funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average maintain a mix of between 20% and 40% equity securities with the remainder in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total returns are 46.58% for Class A, Class B, Class C, and Class Z; and 25.44% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 4.55% for Class A, Class B, Class C, and Class Z; and 3.96% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Prudential Asset Allocation Funds	5

Performance Target—Conservative Customized Blend

The Prudential Conservative Allocation Fund seeks to exceed a performance target—the Conservative Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2012, and their weightings in the Conservative Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The BofA Merrill Lynch 1-3 Year Corporate Index is an unmanaged index consisting of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index is an unmanaged index which represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is an unmanaged, broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

Investors cannot invest directly in an index or average.

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Strategy and Performance Overview

Prudential Conservative Allocation Fund

How did the Fund perform?

The Prudential Conservative Allocation Fund’s Class A shares returned 12.84% for the 12-month period ended September 30, 2012, outperforming the 12.69% return of the Conservative Customized Blend Index (described on the previous page) and the 12.71% return of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

What shifts in asset allocation were recommended during the reporting period?

•

Quantitative Management Associates LLC (QMA) concluded that the Fund had underweight exposures to both large cap value stocks and short term corporate bonds, after conducting a thorough analysis in the fourth quarter of 2011. Therefore, QMA recommended adding the Prudential Strategic Value Fund within the underlying fund line-up at an initial 3% target allocation. QMA also recommended increasing the target allocation to the Prudential Short-Term Corporate Bond Fund by 4%. At this time, a 1% increase to the target allocation to the Prudential Jennison Mid Cap Growth Fund was an additional recommendation.

•

In the second quarter of 2012, after QMA conducted its annual strategic asset class target review, QMA recommended increasing the target allocation to the Prudential Strategic Value Fund by 1%, along with a 1% target allocation increase of the Prudential International Equity Fund. These changes were designed to bring the Fund exposures more in line with the strategic asset class targets.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

•

The Fund generally remained in line with its overall strategic asset allocation target, which outperformed the Conservative Customized Blend Index. The Fund’s performance was driven by its 42.0% exposure to U.S. and international stocks.

•	Several of the prominent underlying equity funds significantly lagged their respective benchmark indexes. The majority of the underlying bond funds, however, outperformed their respective benchmarks.

•	On the whole, active management of the underlying Funds had a positive impact on the Fund, which led it to outperform the Conservative Customized Blend Index for the period.

Some of the underlying funds invest in derivative contracts, which may have affected their returns, and, in turn, affected the Fund’s overall return.

Prudential Asset Allocation Funds	7

Your Fund’s Performance—Moderate Allocation Fund

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.73%; Class B, 2.43%; Class C, 2.43%; Class R, 2.18%; Class Z, 1.43%. Net operating expenses: Class A, 1.68%; Class B, 2.43%; Class C, 2.43%; Class R, 1.93%; Class Z, 1.43%, after contractual reduction through 1/31/2014. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 0.94% for each share class.

Cumulative Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Since Inception
Class A	17.00%	9.69%	56.08% (3/30/04)
Class B	16.06	5.57	46.25 (3/30/04)
Class C	16.16	5.66	46.25 (3/30/04)
Class R	16.76	8.45	16.89 (1/27/07)
Class Z	17.28	10.99	59.03 (3/30/04)
Moderate Customized Blend Index	17.89	10.77	—
Russell 1000 Index	30.06	6.28	—
S&P 500 Index	30.17	5.38	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	19.33	6.38	—

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Since Inception
Class A	10.56%	0.72%	4.67% (3/30/04)
Class B	11.06	0.91	4.57 (3/30/04)
Class C	15.16	1.11	4.57 (3/30/04)
Class R	16.76	1.63	2.77 (1/27/07)
Class Z	17.28	2.11	5.61 (3/30/04)
Moderate Customized Blend Index	17.89	2.07	—
Russell 1000 Index	30.06	1.22	—
S&P 500 Index	30.17	1.05	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	19.33	1.18	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Since Inception
Class A	17.00%	1.87%	5.37% (3/30/04)
Class B	16.06	1.09	4.57 (3/30/04)
Class C	16.16	1.11	4.57 (3/30/04)
Class R	16.76	1.63	2.77 (1/27/07)
Class Z	17.28	2.11	5.61 (3/30/04)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Moderate Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2012) as measured on a quarterly basis. The Moderate Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2012, the returns shown in the graph would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the

Prudential Asset Allocation Funds	9

Your Fund’s Performance (continued)

deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income, gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A shares CDSC is waived for purchases by certain retirement or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are not subject to a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to sales charges, but charge a 12b-1 fee of 0.75%. Class Z shares are not subject to sales charges or a 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Moderate Customized Blend Index

The Moderate Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (43%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (15%), the Barclays U.S. Aggregate Bond Index (19%), the BofA Merrill Lynch 1-3 Year Corporate Index (14%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%), and the Citigroup 3-Month T-Bill Index (4%). See page 12 for the definitions of each component index. The Moderate Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Moderate Customized Blend Index Closest Month-End to Inception cumulative total returns are 56.89% for Class A, Class B, Class C, and Class Z; and 19.61% for Class R. The Moderate Customized Blend Index Closest Month-End to Inception average annual total returns are 5.44% for Class A, Class B, Class C, and Class Z; and 3.16% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total returns are 55.82% for Class A, Class B, Class C, and Class Z; and 16.16% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 5.36% for Class A, Class B, Class C, and Class Z; and 2.64% for Class R.

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S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 52.28% for Class A, Class B, Class C, and Class Z; and 14.99% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 5.07% for Class A, Class B, Class C, and Class Z; and 2.46% for Class R.

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Funds in the Lipper Average have a primary objective to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio is around 60%:40%. Lipper Average Closest Month-End to Inception cumulative total returns are 48.30% for Class A, Class B, Class C, and Class Z; and 15.23% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 4.70% for Class A, Class B, Class C, and Class Z; and 2.44% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Prudential Asset Allocation Funds	11

Performance Target—Moderate Customized Blend

The Prudential Moderate Allocation Fund seeks to exceed a performance target—the Moderate Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2012, and their weightings in the Moderate Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The BofA Merrill Lynch 1-3 Year Corporate Index is an unmanaged index consisting of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index is an unmanaged index which represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is an unmanaged, broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

Investors cannot invest directly in an index or average.

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Strategy and Performance Overview

Prudential Moderate Allocation Fund

How did the Fund perform?

The Prudential Moderate Allocation Fund’s Class A shares gained 17.00% for the 12-month period ended September 30, 2012, lagging the 17.89% return of the Moderate Customized Blend Index (described on the previous page) and the 19.33% return of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

What shifts in asset allocation were recommended during the reporting period?

•

Quantitative Management Associates LLC (QMA) concluded that the Fund had underweight exposures to large cap value stocks and an overweight exposure to short term corporate bonds, after conducting a thorough analysis in the fourth quarter of 2011. Therefore, QMA recommended adding the Prudential Strategic Value Fund within the underlying fund line-up at an initial 6% target allocation. QMA also recommended increasing the target allocation to the Prudential Government Income Fund by 2%.

•

In the second quarter of 2012, after QMA conducted its annual strategic asset class target review, QMA recommended an additional 1% target allocation increase to the Prudential Strategic Value Fund, along with a 1% target allocation increase to the Prudential Jennison Growth Fund. As part of the strategic asset class target review, QMA lowered the duration of the fixed income targets within the Fund. Therefore, QMA also recommended a 2% increase to the target allocation of the Prudential Short-Term Corporate Bond Fund. These changes were designed to bring the Fund exposures more in line with the strategic asset class targets.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

•	The Fund generally remained in line with its overall strategic asset allocation target. The Fund’s performance was driven by its 67.0% exposure to U.S. and international stocks.

•

Several of the prominent underlying equity funds significantly lagged their respective benchmark indexes. The majority of the underlying bond funds, however, outperformed their respective benchmark indexes.

•	On the whole, active management of the underlying Funds had a negative impact on the Fund, causing it to underperform the Moderate Customized Blend Index for the period.

Some of the underlying funds invest in derivative contracts, which may have affected their returns, and, in turn, affected the Fund’s overall return.

Prudential Asset Allocation Funds	13

Your Fund’s Performance—Growth Allocation Fund

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.09%; Class B, 2.79%; Class C, 2.79%; Class R, 2.54%; Class Z, 1.79%. Net operating expenses: Class A, 1.85%; Class B, 2.60%; Class C, 2.60%; Class R, 2.10%; Class Z, 1.60%, after contractual reduction through 1/31/2014. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 1.10% for each share class.

Cumulative Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Since Inception
Class A	20.93%	–2.46%	51.68% (3/30/04)
Class B	20.07	–6.07	42.44 (3/30/04)
Class C	20.05	–5.93	42.55 (3/30/04)
Class R	20.68	–3.55	5.42 (1/27/07)
Class Z	21.18	–1.19	54.94 (3/30/04)
Growth Customized Blend Index	22.50	1.08	—
Russell 1000 Index	30.06	6.28	—
S&P 500 Index	30.17	5.38	—
Lipper Multi-Cap Core Funds Average	25.79	0.18	—

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Since Inception
Class A	14.28%	–1.62%	4.32% (3/30/04)
Class B	15.07	–1.43	4.25 (3/30/04)
Class C	19.05	–1.22	4.26 (3/30/04)
Class R	20.68	–0.72	0.93 (1/27/07)
Class Z	21.18	–0.24	5.28 (3/30/04)
Growth Customized Blend Index	22.50	0.21	—
Russell 1000 Index	30.06	1.22	—
S&P 500 Index	30.17	1.05	—
Lipper Multi-Cap Core Funds Average	25.79	–0.07	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/12
	One Year	Five Years	Since Inception
Class A	20.93%	–0.50%	5.02% (3/30/04)
Class B	20.07	–1.24	4.25 (3/30/04)
Class C	20.05	–1.22	4.26 (3/30/04)
Class R	20.68	–0.72	0.93 (1/27/07)
Class Z	21.18	–0.24	5.28 (3/30/04)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Growth Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2012) as measured on a quarterly basis. The Growth Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2012, the returns shown in the graph would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the

Prudential Asset Allocation Funds	15

Your Fund’s Performance (continued)

deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A shares CDSC is waived for purchases by certain retirement or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are not subject to a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to sales charges, but charge a 12b-1 fee of 0.75%. Class Z shares are not subject to sales charges or a 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Growth Customized Blend Index

The Growth Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (58%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (24%), the Barclays U.S. Aggregate Bond Index (8%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%) and the Citigroup 3-Month T-Bill Index (5%). See page 18 for the definitions of each component index. The Growth Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Growth Customized Blend Index Closest Month-End to Inception cumulative total returns are 54.38% for Class A, Class B, Class C, and Class Z; and 10.08% for Class R. The Growth Customized Blend Index Closest Month-End to Inception average annual total returns are 5.24% for Class A, Class B, Class C, and Class Z; and 1.68% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total returns are 55.82% for Class A, Class B, Class C, and Class Z; and 16.16% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 5.36% for Class A, Class B, Class C, and Class Z; and 2.64% for Class R.

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S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 52.28% for Class A, Class B, Class C, and Class Z; and 14.99% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 5.07% for Class A, Class B, Class C, and Class Z; and 2.46% for Class R.

Lipper Multi-Cap Core Funds Average

The Lipper Average represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total returns are 47.18% for Class A, Class B, Class C, and Class Z; and 9.87% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 4.54% for Class A, Class B, Class C, and Class Z; and 1.54% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Prudential Asset Allocation Funds	17

Performance Target—Growth Customized Blend

The Prudential Growth Allocation Fund seeks to exceed a performance target—the Growth Customized Blend Index—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2012, and their weightings in the Growth Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index is an unmanaged index which represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is an unmanaged, broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

Investors cannot invest directly in an index or average.

18	Visit our website at www.prudentialfunds.com

Strategy and Performance Overview

Prudential Growth Allocation Fund

How did the Fund perform?

The Prudential Growth Allocation Fund’s Class A shares returned 20.93% for the 12-month period ended September 30, 2012, lagging the 22.50% return of the Growth Customized Blend Index (described on the previous page) and the 25.79% return of the Lipper Multi-Cap Core Funds Average.

What shifts in asset allocation were recommended during the reporting period?

•

Quantitative Management Associates LLC (QMA) concluded that the Fund had underweight exposures to large cap value stocks and an overweight exposure to short term corporate bonds, after conducting a thorough analysis in the fourth quarter of 2011. Therefore, QMA recommended adding the Prudential Strategic Value Fund within the underlying fund line-up at an initial 8% target allocation. QMA also recommended increasing the target allocation to the Prudential Government Income Fund by 2%. At this time, a 1% increase to the target allocation to the Prudential Jennison Mid Cap Growth Fund was an additional recommendation.

•

In the second quarter of 2012, after QMA conducted its annual strategic asset class target review, QMA recommended an additional 1% target allocation increase to the Prudential Strategic Value Fund, along with a 2% target allocation increase to the Prudential International Equity Fund. As part of the strategic asset class target review, QMA lowered the duration of the fixed income targets within the Fund. Therefore, QMA also recommended adding the Prudential Short-Term Corporate Bond Fund to the underlying fund line-up at an initial target allocation of 1%. These changes were designed to bring the Fund exposures more in line with the strategic asset class targets.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

•	The Fund generally remained in line with its overall strategic asset allocation target. The Fund’s performance was driven by its 92.0% exposure to U.S. and international stocks.

•

Several of the prominent underlying equity funds lagged their respective benchmark indexes. On the whole, active management of the underlying portfolios had a negative impact on the Fund, causing it to underperform the Growth Customized Blend Index for the period.

Some of the underlying funds invest in derivative contracts, which may have affected their returns, and, in turn, affected the Fund’s overall return.

Prudential Asset Allocation Funds	19

Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested on April 1, 2012, at the beginning of the period, and held through the six-month period ended September 30, 2012. These examples are for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line for each share class in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Conservative Allocation Fund		Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,020.40	1.57%	$7.93
	Hypothetical	$1,000.00	$1,017.15	1.57%	$7.92

Class B	Actual	$1,000.00	$1,016.80	2.32%	$11.70
	Hypothetical	$1,000.00	$1,013.40	2.32%	$11.68

Class C	Actual	$1,000.00	$1,016.70	2.32%	$11.70
	Hypothetical	$1,000.00	$1,013.40	2.32%	$11.68

Class R	Actual	$1,000.00	$1,019.10	1.82%	$9.19
	Hypothetical	$1,000.00	$1,015.90	1.82%	$9.17

Class Z	Actual	$1,000.00	$1,021.60	1.32%	$6.67
	Hypothetical	$1,000.00	$1,018.40	1.32%	$6.66

Prudential Asset Allocation Funds	21

Fees and Expenses (continued)

Prudential Moderate Allocation Fund		Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,013.50	1.69%	$8.51
	Hypothetical	$1,000.00	$1,016.55	1.69%	$8.52

Class B	Actual	$1,000.00	$1,009.50	2.44%	$12.26
	Hypothetical	$1,000.00	$1,012.80	2.44%	$12.28

Class C	Actual	$1,000.00	$1,009.50	2.44%	$12.26
	Hypothetical	$1,000.00	$1,012.80	2.44%	$12.28

Class R	Actual	$1,000.00	$1,011.90	1.94%	$9.76
	Hypothetical	$1,000.00	$1,015.30	1.94%	$9.77

Class Z	Actual	$1,000.00	$1,014.30	1.44%	$7.25
	Hypothetical	$1,000.00	$1,017.80	1.44%	$7.26

Prudential Growth Allocation Fund		Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,003.70	1.86%	$9.32
	Hypothetical	$1,000.00	$1,015.70	1.86%	$9.37

Class B	Actual	$1,000.00	$1,000.00	2.61%	$13.05
	Hypothetical	$1,000.00	$1,011.95	2.61%	$13.13

Class C	Actual	$1,000.00	$1,000.00	2.61%	$13.05
	Hypothetical	$1,000.00	$1,011.95	2.61%	$13.13

Class R	Actual	$1,000.00	$1,002.20	2.11%	$10.56
	Hypothetical	$1,000.00	$1,014.45	2.11%	$10.63

Class Z	Actual	$1,000.00	$1,005.10	1.61%	$8.07
	Hypothetical	$1,000.00	$1,016.95	1.61%	$8.12

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2012, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying Funds in which the Fund may invest.

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Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2012

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Global Real Estate Fund (Class Z)	300,214	$6,289,485
Prudential Government Income Fund, Inc. (Class Z)	1,483,541	15,057,944
Prudential High Yield Fund, Inc. (Class Q)	661,586	3,744,575
Prudential International Equity Fund (Class Z)	1,837,698	11,026,187
Prudential Jennison 20/20 Focus Fund (Class Q)*	150,978	2,620,986
Prudential Jennison Equity Opportunity Fund (Class Z)	156,322	2,474,573
Prudential Jennison Growth Fund (Class Z)*	67,734	1,494,897
Prudential Jennison Market Neutral Fund (Class Z)*	389,620	3,713,083
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	111,316	3,724,619
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	42,023	2,014,145
Prudential Jennison Small Company Fund, Inc. (Class Q)	71,666	1,619,652
Prudential Jennison Value Fund (Class Q)	162,370	2,485,877
Prudential Large-Cap Core Equity Fund (Class Z)	529,595	6,948,287
Prudential Mid-Cap Value Fund (Class Q)	80,296	1,238,165
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	3,370,346	39,197,128
Prudential Small-Cap Value Fund (Class Z)	109,985	1,609,082
Prudential Strategic Value Fund (Class Z)	447,213	4,955,121
Prudential Total Return Bond Fund, Inc. (Class Q)	818,146	12,018,570

TOTAL LONG-TERM INVESTMENTS (cost $102,222,062)		122,232,376

SHORT-TERM INVESTMENT 1.2%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,491,241; Note 3)	1,491,241	1,491,241

TOTAL INVESTMENTS(a) 100.4% (cost $103,713,303; Note 5)		123,723,617
Liabilities in excess of other assets (0.4)%		(538,336)

NET ASSETS 100.0%		$123,185,281

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	23

Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2012 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$122,232,376	$—	$—
Affiliated Money Market Mutual Fund	1,491,241	—	—

Total	$123,723,617	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2012 were as follows:

Short-Term Debt	31.8%
U.S. Government Debt	12.2
Large-Cap Core	10.8
Multi-Sector Debt	9.8
International	9.0
Global Real Estate	5.1
Large/Mid-Cap Growth	4.3
Strategic Value	4.0
High Yield	3.0
Small/Mid-Cap Value	2.3
Large-Cap Value	2.0%
Multi-Cap Value	2.0
Natural Resources	1.6
Small-Cap Core	1.3

99.2
Short-Term Investment	1.2
Liabilities in excess of other assets	(0.4)

100.0%

See Notes to Financial Statements.

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Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2012

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Global Real Estate Fund (Class Z)	355,677	$7,451,436
Prudential Government Income Fund, Inc. (Class Z)	1,322,202	13,420,354
Prudential High Yield Fund, Inc. (Class Q)	778,554	4,406,617
Prudential International Equity Fund (Class Z)	3,143,804	18,862,824
Prudential Jennison 20/20 Focus Fund (Class Q)*	356,523	6,189,246
Prudential Jennison Equity Opportunity Fund (Class Z)	370,494	5,864,920
Prudential Jennison Growth Fund (Class Z)*	213,588	4,713,877
Prudential Jennison Market Neutral Fund (Class Z)*	614,780	5,858,852
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	176,049	5,890,583
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	77,299	3,704,937
Prudential Jennison Small Company Fund, Inc. (Class Q)	175,367	3,963,295
Prudential Jennison Value Fund (Class Q)	383,905	5,877,586
Prudential Large-Cap Core Equity Fund (Class Z)	995,625	13,062,604
Prudential Mid-Cap Value Fund (Class Q)	191,039	2,945,826
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	1,497,909	17,420,678
Prudential Small-Cap Value Fund (Class Z)	269,526	3,943,163
Prudential Strategic Value Fund (Class Z)	927,219	10,273,591
Prudential Total Return Bond Fund, Inc. (Class Q)	754,449	11,082,849

TOTAL LONG-TERM INVESTMENTS (cost $114,845,051)		144,933,238

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,446,832; Note 3)	1,446,832	1,446,832

TOTAL INVESTMENTS(a) 100.2% (cost $116,291,883; Note 5)		146,380,070
Liabilities in excess of other assets (0.2)%		(280,965)

NET ASSETS 100.0%		$146,099,105

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	25

Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2012 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$144,933,238	$—	$—
Affiliated Money Market Mutual Fund	1,446,832	—	—

Total	$146,380,070	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2012 were as follows:

Large-Cap Core	17.2%
International	12.9
Short-Term Debt	11.9
U.S. Government Debt	9.2
Multi-Sector Debt	7.6
Large/Mid-Cap Growth	7.3
Strategic Value	7.0
Global Real Estate	5.1
Small/Mid-Cap Value	4.7
Large-Cap Value	4.0
Multi-Cap Value	4.0%
High Yield	3.0
Small-Cap Core	2.7
Natural Resources	2.6

99.2
Short-Term Investment	1.0
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

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Prudential Growth Allocation Fund

Portfolio of Investments

as of September 30, 2012

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.3%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Global Real Estate Fund (Class Z)	184,771	$3,870,944
Prudential Government Income Fund, Inc. (Class Z)	24,608	249,769
Prudential International Equity Fund (Class Z)	2,636,645	15,819,872
Prudential Jennison 20/20 Focus Fund (Class Q)*	229,181	3,978,580
Prudential Jennison Equity Opportunity Fund (Class Z)	336,036	5,319,455
Prudential Jennison Growth Fund (Class Z)*	111,033	2,450,502
Prudential Jennison Market Neutral Fund (Class Z)*	398,588	3,798,546
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	113,814	3,808,209
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	56,384	2,702,490
Prudential Jennison Small Company Fund, Inc. (Class Q)	138,142	3,122,014
Prudential Jennison Value Fund (Class Q)	299,020	4,577,993
Prudential Large-Cap Core Equity Fund (Class Z)	708,198	9,291,562
Prudential Mid-Cap Value Fund (Class Q)	98,968	1,526,083
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	32,760	380,994
Prudential Small-Cap Value Fund (Class Z)	211,807	3,098,736
Prudential Strategic Value Fund (Class Z)	618,405	6,851,922
Prudential Total Return Bond Fund, Inc. (Class Q)	295,290	4,337,807

TOTAL LONG-TERM INVESTMENTS (cost $59,582,151)		75,185,478

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $721,011; Note 3)	721,011	721,011

TOTAL INVESTMENTS(a) 100.2% (cost $60,303,162; Note 5)		75,906,489
Liabilities in excess of other assets (0.2)%		(180,950)

NET ASSETS 100.0%		$75,725,539

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	27

Prudential Growth Allocation Fund

Portfolio of Investments

as of September 30, 2012 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$75,185,478	$—	$—
Affiliated Money Market Mutual Fund	721,011	—	—

Total	$75,906,489	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2012 were as follows:

Large-Cap Core	22.5%
International	20.9
Small/Mid-Cap Value	11.1
Large/Mid-Cap Growth	10.3
Strategic Value	9.1
Large-Cap Value	6.1
Multi-Sector Debt	5.7
Global Real Estate	5.1
Small-Cap Core	4.1
Natural Resources	3.6%
Short-Term Debt	0.5
U.S. Government Debt	0.3

99.3
Short-Term Investment	0.9
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • SEPTEMBER 30, 2012

Prudential Asset Allocation Funds

Prudential Conservative Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2012

Assets
Affiliated investments (cost $103,713,303)	$123,723,617
Dividends receivable	178,559
Receivable for Fund shares sold	88,975
Prepaid expenses	659

Total assets	123,991,810

Liabilities
Payable for Fund shares reacquired	428,378
Payable for investments purchased	178,955
Accrued expenses	109,139
Distribution fee payable	62,073
Management fee payable	21,323
Affiliated transfer agent fee payable	6,661

Total liabilities	806,529

Net Assets	$123,185,281

Net assets were comprised of:
Common stock, at par	$9,965
Paid-in capital in excess of par	105,379,030

105,388,995
Undistributed net investment income	421,303
Accumulated net realized loss on investment transactions	(2,635,331)
Net unrealized appreciation on investments	20,010,314

Net assets, September 30, 2012	$123,185,281

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($57,791,253 ÷ 4,665,861 shares of common stock issued and outstanding)	$12.39
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price to public	$13.11

Class B
Net asset value, offering price and redemption price per share
($43,161,707 ÷ 3,499,774 shares of common stock issued and outstanding)	$12.33

Class C
Net asset value, offering price and redemption price per share
($18,223,795 ÷ 1,477,239 shares of common stock issued and outstanding)	$12.34

Class R
Net asset value, offering price and redemption price per share
($48,876 ÷ 3,935 shares of common stock issued and outstanding)	$12.42

Class Z
Net asset value, offering price and redemption price per share
($3,959,650 ÷ 318,404 shares of common stock issued and outstanding)	$12.44

See Notes to Financial Statements.

Prudential Asset Allocation Funds	31

Prudential Moderate Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2012

Assets
Affiliated investments (cost $116,291,883)	$146,380,070
Receivable for Fund shares sold	161,563
Dividends receivable	121,063
Prepaid expenses	660

Total assets	146,663,356

Liabilities
Payable for Fund shares reacquired	224,178
Payable for investments purchased	121,640
Accrued expenses	101,519
Distribution fee payable	74,514
Management fee payable	28,930
Affiliated transfer agent fee payable	13,470

Total liabilities	564,251

Net Assets	$146,099,105

Net assets were comprised of:
Common stock, at par	$11,465
Paid-in capital in excess of par	127,175,113

127,186,578
Undistributed net investment income	718,876
Accumulated net realized loss on investment transactions	(11,894,536)
Net unrealized appreciation on investments	30,088,187

Net assets, September 30, 2012	$146,099,105

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($70,155,160 ÷ 5,482,734 shares of common stock issued and outstanding)	$12.80
Maximum sales charge (5.50% of offering price)	0.74

Maximum offering price to public	$13.54

Class B
Net asset value, offering price and redemption price per share
($53,399,890 ÷ 4,207,834 shares of common stock issued and outstanding)	$12.69

Class C
Net asset value, offering price and redemption price per share
($19,484,875 ÷ 1,535,872 shares of common stock issued and outstanding)	$12.69

Class R
Net asset value, offering price and redemption price per share
($7,344 ÷ 575.6 shares of common stock issued and outstanding)	$12.76

Class Z
Net asset value, offering price and redemption price per share
($3,051,836 ÷ 238,205 shares of common stock issued and outstanding)	$12.81

See Notes to Financial Statements.

Prudential Asset Allocation Funds	33

Prudential Growth Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2012

Assets
Affiliated investments (cost $60,303,162)	$75,906,489
Receivable for Fund shares sold	39,899
Dividends receivable	13,610
Due from manager	2,737
Prepaid expenses	662

Total assets	75,963,397

Liabilities
Accrued expenses	96,958
Payable for Fund shares reacquired	77,562
Distribution fee payable	38,163
Payable for investments purchased	13,454
Affiliated transfer agent fee payable	11,721

Total liabilities	237,858

Net Assets	$75,725,539

Net assets were comprised of:
Common stock, at par	$5,675
Paid-in capital in excess of par	69,538,605

69,544,280
Undistributed net investment income	119,498
Accumulated net realized loss on investment transactions	(9,541,566)
Net unrealized appreciation on investments	15,603,327

Net assets, September 30, 2012	$75,725,539

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($37,933,859 ÷ 2,793,814 shares of common stock issued and outstanding)	$13.58
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price to public	$14.37

Class B
Net asset value, offering price and redemption price per share
($28,110,595 ÷ 2,146,201 shares of common stock issued and outstanding)	$13.10

Class C
Net asset value, offering price and redemption price per share
($8,566,109 ÷ 653,455 shares of common stock issued and outstanding)	$13.11

Class R
Net asset value, offering price and redemption price per share
($2,540 ÷ 188.4 shares of common stock issued and outstanding)	$13.48

Class Z
Net asset value, offering price and redemption price per share
($1,112,436 ÷ 81,041 shares of common stock issued and outstanding)	$13.73

See Notes to Financial Statements.

Prudential Asset Allocation Funds	35

Prudential Conservative Allocation Fund

Statement of Operations

Year Ended September 30, 2012

Net Investment Income
Affiliated dividend income	$3,120,251

Expenses
Management fee	243,844
Distribution fee—Class A	140,625
Distribution fee—Class B	443,588
Distribution fee—Class C	180,953
Distribution fee—Class R	211
Transfer agent’s fees and expenses (including affiliated expense of $35,400) (Note 3)	132,000
Registration fees	74,000
Custodian’s fees and expenses	73,000
Reports to shareholders	24,000
Audit fee	22,000
Legal fees and expenses	21,000
Directors’ fees	13,000
Insurance expense	1,000
Miscellaneous	14,227

Total expenses	1,383,448
Less: Expense subsidy (Note 2)	(8,296)

Net expenses	1,375,152

Net investment income	1,745,099

Net Realized And Unrealized Gain On Affiliated Investments
Net realized gain on investment transactions	3,144,551
Net capital gain distributions received	907,359

4,051,910
Net change in unrealized appreciation (depreciation) on investments	8,499,117

Net gain on investments	12,551,027

Net Increase In Net Assets Resulting From Operations	$14,296,126

See Notes to Financial Statements.

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Prudential Moderate Allocation Fund

Statement of Operations

Year Ended September 30, 2012

Net Investment Income
Affiliated dividend income	$2,678,113

Expenses
Management fee	286,555
Distribution fee—Class A	166,660
Distribution fee—Class B	553,624
Distribution fee—Class C	186,522
Distribution fee—Class R	44
Transfer agent’s fees and expenses (including affiliated expense of $66,000) (Note 3)	197,000
Custodian’s fees and expenses	71,000
Registration fees	60,000
Reports to shareholders	24,000
Audit fee	22,000
Legal fees and expenses	20,000
Directors’ fees	13,000
Insurance expense	1,000
Miscellaneous	11,450

Total expenses	1,612,855

Net investment income	1,065,258

Net Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain on investment transactions	4,738,479
Net capital gain distributions received	1,277,010

6,015,489
Net change in unrealized appreciation (depreciation) on investments	14,477,941

Net gain in investments	20,493,430

Net Increase In Net Assets Resulting From Operations	$21,558,688

See Notes to Financial Statements.

Prudential Asset Allocation Funds	37

Prudential Growth Allocation Fund

Statement of Operations

Year Ended September 30, 2012

Net Investment Income
Affiliated dividend income	$887,842

Expenses
Management fee	148,418
Distribution fee—Class A	88,927
Distribution fee—Class B	290,942
Distribution fee—Class C	87,559
Distribution fee—Class R	12
Transfer agent’s fees and expenses (including affiliated expense of $57,900) (Note 3)	143,000
Custodian’s fees and expenses	70,000
Registration fees	61,000
Reports to shareholders	23,000
Legal fees and expenses	23,000
Audit fee	22,000
Directors’ fees	11,000
Insurance expense	1,000
Miscellaneous	9,234

Total expenses	979,092
Less: Expenses subsidy (Note 2)	(140,607)

Net expenses	838,485

Net investment income	49,357

Realized And Unrealized Gain On Affiliated Investments
Net realized gain on investment transactions	1,839,126
Net capital gain distributions received	824,592

2,663,718
Net change in unrealized appreciation (depreciation) on investments	10,792,583

Net gain on investments	13,456,301

Net Increase In Net Assets Resulting From Operations	$13,505,658

See Notes to Financial Statements.

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Prudential Conservative Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,745,099	$1,978,195
Net realized gain on investment transactions	3,144,551	2,035,819
Net capital gain distributions received	907,359	173,196
Net change in unrealized appreciation (depreciation) on investments	8,499,117	(5,043,375)

Net increase (decrease) in net assets resulting from operations	14,296,126	(856,165)

Dividends from net investment income (Note 1)
Class A	(1,108,283)	(995,474)
Class B	(550,767)	(637,559)
Class C	(221,186)	(254,069)
Class R	(779)	(785)
Class Z	(65,159)	(31,800)

	(1,946,174)	(1,919,687)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	18,695,109	34,718,533
Net asset value of shares issued in reinvestment of dividends	1,659,821	1,637,878
Cost of shares reacquired	(30,567,896)	(26,777,206)

Net increase (decrease) in net assets from Fund share transactions	(10,212,966)	9,579,205

Total increase	2,136,986	6,803,353

Net Assets:
Beginning of year	121,048,295	114,244,942

End of year(a)	$123,185,281	$121,048,295

(a) Includes undistributed net investment income of:	$421,303	$423,508

See Notes to Financial Statements.

Prudential Asset Allocation Funds	39

Prudential Moderate Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,065,258	$1,225,307
Net realized gain on investment transactions	4,738,479	4,469,191
Net capital gain distributions received	1,277,010	136,850
Net change in unrealized appreciation (depreciation) on investments	14,477,941	(7,865,682)

Net increase (decrease) in net assets resulting from operations	21,558,688	(2,034,334)

Dividends from net investment income (Note 1)
Class A	(869,317)	(779,380)
Class B	(329,834)	(366,506)
Class C	(105,427)	(93,090)
Class R	(129)	(25)
Class Z	(41,396)	(28,435)

	(1,346,103)	(1,267,436)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	14,547,668	24,038,317
Net asset value of shares issued in reinvestment of dividends	1,281,064	1,222,912
Cost of shares reacquired	(23,902,002)	(34,168,978)

Net decrease in net assets from Fund share transactions	(8,073,270)	(8,907,749)

Total increase (decrease)	12,139,315	(12,209,519)

Net Assets:
Beginning of year	133,959,790	146,169,309

End of year(a)	$146,099,105	$133,959,790

(a) Includes undistributed net investment income of:	$718,876	$857,905

See Notes to Financial Statements.

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Prudential Growth Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$49,357	$(94,176)
Net realized gain on investment transactions	1,839,126	1,840,640
Net capital gain distributions received	824,592	58,425
Net change in unrealized appreciation (depreciation) on investments	10,792,583	(4,115,834)

Net increase (decrease) in net assets resulting from operations	13,505,658	(2,310,945)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	7,410,470	12,201,484
Cost of shares reacquired	(12,490,258)	(14,973,942)

Net decrease in net assets from Fund share transactions	(5,079,788)	(2,772,458)

Total increase (decrease)	8,425,870	(5,083,403)

Net Assets:
Beginning of year	67,299,669	72,383,072

End of year(a)	$75,725,539	$67,299,669

(a) Includes undistributed net investment income of:	$119,498	$—

See Notes to Financial Statements.

Prudential Asset Allocation Funds	41

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Prudential Jennison Equity Opportunity Fund, Prudential Jennison Growth Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Conservative Allocation Fund (“Conservative Allocation Fund”), Prudential Moderate Allocation Fund (“Moderate Allocation Fund”) and Prudential Growth Allocation Fund (“Growth Allocation Fund”) which are non-diversified. These financial statements relate to the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (collectively referred to as the “Allocation Funds”).

The Conservative Allocation Fund’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Fund’s investment objective is capital appreciation and a reasonable level of current income. The Growth Allocation Fund’s investment objective is long-term capital appreciation. Each Allocation Fund seeks to achieve its objective by investing in a combination of mutual funds in the Prudential mutual fund family (each, an underlying fund). Each Fund in the Allocation Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Allocation Funds in the preparation of their financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation

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Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair values of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Prudential Asset Allocation Funds	43

Notes to Financial Statements

continued

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost which, approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser

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regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset values of those funds. The Company’s expenses are allocated to the respective portfolio on the basis of relative net assets except the expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends will typically be distributed quarterly by the Conservative Allocation Fund and annually by the Moderate Allocation Fund and the Growth Allocation Fund. Each Allocation Fund declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Allocation Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prudential Asset Allocation Funds	45

Notes to Financial Statements

continued

Note 2. Agreements

The Company has a management agreement for the Allocation Funds with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Allocation Funds. In connection therewith, QMA is obligated to keep certain books and records of the Allocation Funds. PI pays for the services of QMA, the compensation of officers of the Allocation Funds, occupancy and certain clerical and bookkeeping costs of the Allocation Funds. The Allocation Funds bear all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .20% of each of the Allocation Funds’ average daily net assets.

The Allocation Funds have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Allocation Funds. The Allocation Funds compensate PIMS for distributing and servicing the Allocation Funds’ Class A, B, C and R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Allocation Funds.

Pursuant to the Class A, B, C and R Plans, the Allocation Funds compensate PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares and .50% of the average daily net assets of the Class R shares.

PI has contractually agreed to limit the net annual operating expenses (exclusive of taxes, interest, brokerage commissions, non-routine expenses, distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Allocation Funds to .50% of each Allocation Funds’ average daily net assets.

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PIMS has advised the Allocation Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2012. These amounts were as follows:

Fund	Class A
Conservative Allocation Fund	$169,480
Moderate Allocation Fund	179,832
Growth Allocation Fund	110,409

From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Allocation Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class A, Class B and Class C shareholders for the year ended September 30, 2012. These amounts were as follows:

Fund	Class A	Class B	Class C
Conservative Allocation Fund	$—	$144,351	$4,177
Moderate Allocation Fund	—	162,649	3,031
Growth Allocation Fund	7	62,503	869

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Allocation Funds invest in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Prudential Asset Allocation Funds	47

Notes to Financial Statements

continued

Note 4. Investments in Affiliated Issuers

A summary of cost of purchases and proceeds of sales of shares of affiliated registered investment companies, other than short-term investments, for the year ended September 30, 2012 is presented as follows:

Conservative Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Global Real Estate Fund (Class Z)	$5,742,397	$676,485	$—	$1,677,000	$101,485	$—	$6,289,485
Prudential Government Income Fund, Inc. (Class Z)	15,363,922	2,574,225	—	3,138,000	389,229	—	15,057,944
Prudential High Yield Fund, Inc. (Class Q)	—	332,577	4,685,755	1,968,000	279,810	—	3,744,575
Prudential High Yield Fund, Inc. (Class Z)	4,999,938	2,259	(4,685,755)	40,000	34,330	—	—
Prudential International Equity Fund (Class Z)	8,850,372	2,666,457	—	1,923,000	216,457	—	11,026,187
Prudential Jennison 20/20 Focus Fund (Class Q)	3,580,176	338,328	—	1,942,000	—	113,328	2,620,986
Prudential Jennison Equity Opportunity Fund (Class Z)	2,473,843	107,609	—	735,000	7,609	—	2,474,573
Prudential Jennison Growth Fund (Class Z)	2,531,746	500,000	—	2,074,000	—	—	1,494,897
Prudential Jennison Market Neutral Fund (Class Z)	3,809,043	290,000	—	303,000	—	—	3,713,083
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	2,394,717	1,450,743	—	803,000	12,918	12,826	3,724,619
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	2,014,419	595,000	—	892,000	—	—	2,014,145
Prudential Jennison Small Company Fund, Inc. (Class Q)	1,717,047	57,763	—	574,000	7,762	—	1,619,652
Prudential Jennison Value Fund (Class Q)	—	474,160	4,578,625	4,579,000	49,160	—	2,485,877
Prudential Jennison Value Fund (Class Z)	5,790,998	—	(4,578,625)	350,000	—	—	—
Prudential Large-Cap Core Equity Fund (Class Z)	6,236,385	1,156,240	—	1,785,000	79,680	426,560	6,948,287
Prudential Mid-Cap Value Fund (Class Q)	2,320,668	66,855	—	1,651,000	31,855	—	1,238,165
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	—	1,833,534	37,253,903	1,880,000	798,961	—	39,197,128

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Conservative Allocation Fund (cont’d):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Short-Term Corporate Bond Fund, Inc. (Class Z)	$34,374,460	$7,345,102	$(37,253,903)	$3,297,000	$564,711	$—	$—
Prudential Small-Cap Value Fund (Class Z)	1,725,385	78,700	—	629,000	18,700	—	1,609,082
Prudential Strategic Value Fund (Class Z)	—	5,302,499	—	555,000	17,499	—	4,955,121
Prudential Total Return Bond Fund, Inc. (Class Q)	16,131,597	2,042,057	—	6,564,000	507,444	354,645	12,018,570

Total	$120,057,113	$27,890,593	$—	$37,359,000	$3,117,610	$907,359	$122,232,376

Moderate Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Global Real Estate Fund (Class Z)	$6,298,094	$668,354	$—	$1,251,330	$118,354	$—	$7,451,436
Prudential Government Income Fund, Inc. (Class Z)	13,332,632	5,986,791	—	6,162,040	386,794	—	13,420,354
Prudential High Yield Fund, Inc. (Class Q)	—	424,913	3,947,073	613,240	297,154	—	4,406,617
Prudential High Yield Fund, Inc. (Class Z)	4,201,471	51,900	(3,947,073)	45,000	28,840	—	—
Prudential International Equity Fund (Class Z)	16,648,763	2,374,073	—	2,745,370	404,073	—	18,862,824
Prudential Jennison 20/20 Focus Fund (Class Q)	6,512,081	949,282	—	2,467,060	—	224,282	6,189,246
Prudential Jennison Equity Opportunity Fund (Class Z)	5,378,377	266,924	—	1,173,090	16,924	—	5,864,920
Prudential Jennison Growth Fund (Class Z)	4,156,504	2,350,000	—	2,768,550	—	—	4,713,877
Prudential Jennison Market Neutral Fund (Class Z)	5,588,306	825,000	—	417,350	—	—	5,858,852
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	5,343,667	1,718,965	—	2,617,440	29,588	29,377	5,890,583
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	3,342,640	1,005,000	—	1,122,670	—	—	3,704,937
Prudential Jennison Small Company Fund, Inc. (Class Q)	3,923,334	197,622	—	1,128,020	17,622	—	3,963,295
Prudential Jennison Value Fund (Class Q)	—	539,846	8,572,096	6,805,440	89,846	—	5,877,586
Prudential Jennison Value Fund (Class Z)	10,467,651	—	(8,572,096)	505,000	—	—	—

Prudential Asset Allocation Funds	49

Notes to Financial Statements

continued

Moderate Allocation Fund (cont’d):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Large-Cap Core Equity Fund (Class Z)	$10,946,058	$2,294,369	$—	$2,596,100	$143,918	$770,451	$13,062,604
Prudential Mid-Cap Value Fund (Class Q)	5,276,130	97,143	—	3,577,440	72,143	—	2,945,826
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	—	4,134,182	12,794,622	725,000	302,197	—	17,420,678
Prudential Short-Term Corporate Bond Fund, Inc. (Class Z)	16,204,513	1,602,995	(12,794,622)	4,160,740	259,988	—	—
Prudential Small-Cap Value Fund (Class Z)	3,908,911	142,691	—	1,108,110	42,691	—	3,943,163
Prudential Strategic Value Fund (Class Z)	—	10,642,350	—	805,000	42,350	—	10,273,591
Prudential Total Return Bond Fund, Inc. (Class Q)	11,308,247	2,095,600	—	2,694,570	422,706	252,900	11,082,849

Total	$132,837,379	$38,368,000	$—	$45,488,560	$2,675,188	$1,277,010	$144,933,238

Growth Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period
Prudential Global Real Estate Fund (Class Z)	$3,223,197	$325,990	$—	$569,000	$60,990	$—	$3,870,944
Prudential Government Income Fund, Inc. (Class Z)	—	2,170,581	—	1,935,000	15,581	—	249,769
Prudential International Equity Fund (Class Z)	12,349,107	2,806,886	—	1,265,000	306,886	—	15,819,872
Prudential Jennison 20/20 Focus Fund (Class Q)	4,011,214	745,150	—	1,520,000	—	140,150	3,978,580
Prudential Jennison Equity Opportunity Fund (Class Z)	4,758,354	150,370	—	825,000	15,370	—	5,319,455
Prudential Jennison Growth Fund (Class Z)	2,760,572	600,000	—	1,560,000	—	—	2,450,502
Prudential Jennison Market Neutral Fund (Class Z)	3,521,159	935,000	—	570,000	—	—	3,798,546

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Growth Allocation Fund (cont’d):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	$3,377,346	$1,217,575	$—	$1,700,000	$18,855	$18,720	$3,808,209
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	2,304,298	819,000	—	745,000	—	—	2,702,490
Prudential Jennison Small Company Fund, Inc. (Class Q)	3,004,694	128,727	—	755,000	13,727	—	3,122,014
Prudential Jennison Value Fund (Class Q)	—	214,665	7,257,299	4,370,000	64,665	—	4,577,993
Prudential Jennison Value Fund (Class Z)	7,357,707	—	(7,257,299)	160,000	—	—	—
Prudential Large-Cap Core Equity Fund (Class Z)	7,539,349	1,646,629	—	1,585,000	100,990	540,639	9,291,562
Prudential Mid-Cap Value Fund (Class Q)	4,012,404	76,596	—	3,420,000	56,596	—	1,526,083
Prudential Short-Term Corporate Bond Fund, Inc. (Class Z)	—	430,408	—	50,000	451	—	380,994
Prudential Small-Cap Value Fund (Class Z)	3,005,387	58,482	—	730,000	33,482	—	3,098,736
Prudential Strategic Value Fund (Class Z)	—	7,029,710	—	460,000	29,710	—	6,851,922
Prudential Total Return Bond Fund, Inc. (Class Q)	5,428,071	2,524,141	—	3,760,000	169,061	125,083	4,337,807

Total	$66,652,859	$21,879,910	$—	$25,979,000	$886,364	$824,592	$75,185,478

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss), accumulated net realized gain (loss) on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income (loss), accumulated net realized

Prudential Asset Allocation Funds	51

Notes to Financial Statements

continued

gain (loss) on investment transactions and paid-in capital in excess of par. For the year ended September 30, 2012, the adjustments were as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain/ (Loss)	Paid-in Capital in Excess of Par
Conservative Allocation Fund(a)	$198,870	$(198,870)	$—
Moderate Allocation Fund(a)	141,816	(141,816)	—
Growth Allocation Fund(a)	70,141	(70,141)	—

(a)	Reclassification of distributions.

For the year ended September 30, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income
Conservative Allocation Fund	$1,946,174
Moderate Allocation Fund	1,346,103
Growth Allocation Fund	—

For the year ended September 30, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income
Conservative Allocation Fund	$1,919,687
Moderate Allocation Fund	1,267,436
Growth Allocation Fund	—

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income
Conservative Allocation Fund	$421,303
Moderate Allocation Fund	718,876
Growth Allocation Fund	119,498

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The United States federal income tax basis and net unrealized appreciation of the Funds’ investments as of September 30, 2012 were as follows:

Fund	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
Conservative Allocation Fund	$106,018,096	$17,849,550	$(144,029)	$17,705,521
Moderate Allocation Fund	121,373,918	25,259,167	(253,015)	25,006,152
Growth Allocation Fund	63,612,890	12,449,117	(155,518)	12,293,599

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Allocation Funds are permitted to carryforward capital losses incurred in the fiscal year ended September 30, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years ending before September 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of September 30, 2012, the pre and post-enactment losses were approximately:

Conservative Allocation Fund

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$331,000

Moderate Allocation Fund

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$6,813,000

Growth Allocation Fund

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$5,629,000
Expiring 2019	603,000

$6,232,000

Prudential Asset Allocation Funds	53

Notes to Financial Statements

continued

The Allocation Funds utilized capital loss carryforward to offset net taxable capital gains realized in the fiscal year ended September 30, 2012 of approximately:

Conservative Allocation Fund	$1,397,000
Moderate Allocation Fund	2,601,000
Growth Allocation Fund	1,755,000

Management has analyzed the Company’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Allocation Funds’ financial statements for the current reporting period. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

There are 6.25 billion shares of $.001 par value of common stock of the Company authorized which are divided into six series. Each of the Allocation Funds has five classes, designated Class A, Class B, Class C, Class R and Class Z shares, each of which consists of 250 million, 250 million, 250 million, 100 million, and 150 million authorized shares, respectively. Each class of par value shares represents an interest in the same assets of the Company and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) Class B shares have a conversion feature and (5) Class R and Class Z shares are offered exclusively for sale to a limited group of investors. Under certain circumstances, an exchange may be made from specified share classes of the Allocation Funds to one or more other share classes of the Allocation Funds as presented in the table of transactions in shares of common stock. As of September 30, 2012, PI owned 241, 218 and 188 shares of Class R shares of the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively.

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Transactions in shares of common stock were as follows:

Conservative Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2012:
Shares sold	763,050	$9,112,086
Shares issued in reinvestment of dividends	79,071	928,231
Shares reacquired	(1,158,457)	(13,870,858)

Net increase (decrease) in shares outstanding before conversion	(316,336)	(3,830,541)
Shares issued upon conversion from Class B	173,173	2,070,525
Shares reacquired upon conversion into Class Z	(2,648)	(31,489)

Net increase (decrease) in shares outstanding	(145,811)	$(1,791,505)

Year ended September 30, 2011:
Shares sold	1,715,934	$20,358,543
Shares issued in reinvestment of dividends	70,562	835,057
Shares reacquired	(1,000,502)	(11,740,323)

Net increase (decrease) in shares outstanding before conversion	785,994	9,453,277
Shares issued upon conversion from Class B	181,007	2,136,826
Shares reacquired upon conversion into Class Z	(2,300)	(27,702)

Net increase (decrease) in shares outstanding	964,701	$11,562,401

Class B
Year ended September 30, 2012:
Shares sold	277,353	$3,299,627
Shares issued in reinvestment of dividends	42,889	500,223
Shares reacquired	(618,745)	(7,346,064)

Net increase (decrease) in shares outstanding before conversion	(298,503)	(3,546,214)
Shares reacquired upon conversion into Class A	(173,861)	(2,070,525)

Net increase (decrease) in shares outstanding	(472,364)	$(5,616,739)

Year ended September 30, 2011:
Shares sold	568,169	$6,679,162
Shares issued in reinvestment of dividends	50,048	589,421
Shares reacquired	(870,493)	(10,288,901)

Net increase (decrease) in shares outstanding before conversion	(252,276)	(3,020,318)
Shares reacquired upon conversion into Class A	(181,673)	(2,136,826)

Net increase (decrease) in shares outstanding	(433,949)	$(5,157,144)

Prudential Asset Allocation Funds	55

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2012:
Shares sold	341,410	$4,062,083
Shares issued in reinvestment of dividends	14,724	171,856
Shares reacquired	(704,600)	(8,246,527)

Net increase (decrease) in shares outstanding before conversion	(348,466)	(4,012,588)
Shares reacquired upon conversion into Class Z	(1,074)	(12,628)

Net increase (decrease) in shares outstanding	(349,540)	$(4,025,216)

Year ended September 30, 2011:
Shares sold	499,495	$5,889,172
Shares issued in reinvestment of dividends	15,584	183,750
Shares reacquired	(373,560)	(4,388,660)

Net increase (decrease) in shares outstanding	141,519	$1,684,262

Class R
Year ended September 30, 2012:
Shares sold	1,247	$14,975
Shares issued in reinvestment of dividends	66	779
Shares reacquired	(3,956)	(45,934)

Net increase (decrease) in shares outstanding	(2,643)	$(30,180)

Year ended September 30, 2011:
Shares sold	4,800	$57,190
Shares issued in reinvestment of dividends	66	785
Shares reacquired	(394)	(4,806)

Net increase (decrease) in shares outstanding	4,472	$53,169

Class Z
Year ended September 30, 2012:
Shares sold	184,533	$2,206,338
Shares issued in reinvestment of dividends	4,974	58,732
Shares reacquired	(88,514)	(1,058,513)

Net increase (decrease) in shares outstanding before conversion	100,993	1,206,557
Shares issued upon conversion from Class A and Class C	3,704	44,117

Net increase (decrease) in shares outstanding	104,697	$1,250,674

Year ended September 30, 2011:
Shares sold	144,607	$1,734,466
Shares issued in reinvestment of dividends	2,419	28,865
Shares reacquired	(29,693)	(354,516)

Net increase (decrease) in shares outstanding before conversion	117,333	1,408,815
Shares issued upon conversion from Class A	2,293	27,702

Net increase (decrease) in shares outstanding	119,626	$1,436,517

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Moderate Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2012:
Shares sold	590,501	$7,188,056
Shares issued in reinvestment of dividends	71,230	833,386
Shares reacquired	(1,009,440)	(12,272,972)

Net increase (decrease) in shares outstanding before conversion	(347,709)	(4,251,530)
Shares issued upon conversion from Class B	407,563	4,981,890

Net increase (decrease) in shares outstanding	59,854	$730,360

Year ended September 30, 2011:
Shares sold	887,207	$10,761,444
Shares issued in reinvestment of dividends	63,260	758,494
Shares reacquired	(1,259,662)	(15,306,898)

Net increase (decrease) in shares outstanding before conversion	(309,195)	(3,786,960)
Shares issued upon conversion from Class B	438,140	5,249,281
Shares reacquired upon conversion into Class Z	(11,000)	(134,975)

Net increase (decrease) in shares outstanding	117,945	$1,327,346

Class B
Year ended September 30, 2012:
Shares sold	295,520	$3,592,200
Shares issued in reinvestment of dividends	27,907	325,674
Shares reacquired	(669,276)	(8,060,500)

Net increase (decrease) in shares outstanding before conversion	(345,849)	(4,142,626)
Shares reacquired upon conversion into Class A	(410,376)	(4,981,890)

Net increase (decrease) in shares outstanding	(756,225)	$(9,124,516)

Year ended September 30, 2011:
Shares sold	622,740	$7,449,653
Shares issued in reinvestment of dividends	30,278	362,130
Shares reacquired	(1,110,210)	(13,413,102)

Net increase (decrease) in shares outstanding before conversion	(457,192)	(5,601,319)
Shares reacquired upon conversion into Class A	(440,959)	(5,249,281)

Net increase (decrease) in shares outstanding	(898,151)	$(10,850,600)

Prudential Asset Allocation Funds	57

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2012:
Shares sold	244,371	$2,978,041
Shares issued in reinvestment of dividends	7,070	82,506
Shares reacquired	(247,298)	(2,982,068)

Net increase (decrease) in shares outstanding before conversion	4,143	78,479
Shares reacquired upon conversion into Class Z	(5,299)	(65,439)

Net increase (decrease) in shares outstanding	(1,156)	$13,040

Year ended September 30, 2011:
Shares sold	408,612	$4,968,972
Shares issued in reinvestment of dividends	6,302	75,369
Shares reacquired	(397,934)	(4,803,120)

Net increase (decrease) in shares outstanding	16,980	$241,221

Class R
Year ended September 30, 2012:
Shares sold	362.7	$4,584
Shares issued in reinvestment of dividends	11.0	129
Shares reacquired	(793.1)	(9,969)

Net increase (decrease) in shares outstanding	(419.4)	$(5,256)

Year ended September 30, 2011:
Shares sold	779.00	$9,800
Shares issued in reinvestment of dividends	2.10	25
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	781.10	$9,825

Class Z
Year ended September 30, 2012:
Shares sold	64,544	$784,787
Shares issued in reinvestment of dividends	3,368	39,369
Shares reacquired	(46,758)	(576,493)

Net increase (decrease) in shares outstanding before conversion	21,154	247,663
Shares issued upon conversion from Class C	5,271	65,439

Net increase (decrease) in shares outstanding	26,425	$313,102

Year ended September 30, 2011:
Shares sold	68,899	$848,448
Shares issued in reinvestment of dividends	2,243	26,894
Shares reacquired	(53,047)	(645,858)

Net increase (decrease) in shares outstanding before conversion	18,095	229,484
Shares issued upon conversion from Class A	10,991	134,975

Net increase (decrease) in shares outstanding	29,086	$364,459

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Growth Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2012:
Shares sold	283,015	$3,643,751
Shares reacquired	(476,038)	(6,124,599)

Net increase (decrease) in shares outstanding before conversion	(193,023)	(2,480,848)
Shares issued upon conversion from Class B	235,929	3,054,348

Net increase (decrease) in shares outstanding	42,906	$573,500

Year ended September 30, 2011:
Shares sold	442,138	$5,659,598
Shares reacquired	(526,569)	(6,749,074)

Net increase (decrease) in shares outstanding before conversion	(84,431)	(1,089,476)
Shares issued upon conversion from Class B	245,816	3,089,969
Shares reacquired upon conversion into Class Z	(10,730)	(138,203)

Net increase (decrease) in shares outstanding	150,655	$1,862,290

Class B
Year ended September 30, 2012:
Shares sold	178,559	$2,222,506
Shares reacquired	(328,039)	(4,084,433)

Net increase (decrease) in shares outstanding before conversion	(149,480)	(1,861,927)
Shares reacquired upon conversion into Class A	(243,720)	(3,054,348)

Net increase (decrease) in shares outstanding	(393,200)	$(4,916,275)

Year ended September 30, 2011:
Shares sold	331,762	$4,116,047
Shares reacquired	(470,549)	(5,902,915)

Net increase (decrease) in shares outstanding before conversion	(138,787)	(1,786,868)
Shares reacquired upon conversion into Class A	(252,389)	(3,089,969)

Net increase (decrease) in shares outstanding	(391,176)	$(4,876,837)

Class C
Year ended September 30, 2012:
Shares sold	80,826	$986,669
Shares reacquired	(176,474)	(2,169,648)

Net increase (decrease) in shares outstanding	(95,648)	$(1,182,979)

Year ended September 30, 2011:
Shares sold	183,369	$2,291,457
Shares reacquired	(179,404)	(2,257,523)

Net increase (decrease) in shares outstanding	3,965	$33,934

Prudential Asset Allocation Funds	59

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended September 30, 2012:
Shares sold	—	$—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

Year ended September 30, 2011:
Shares sold	—	$—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

Class Z
Year ended September 30, 2012:
Shares sold	43,949	$557,544
Shares reacquired	(8,363)	(111,578)

Net increase (decrease) in shares outstanding	35,586	$445,966

Year ended September 30, 2011:
Shares sold	10,193	$134,382
Shares reacquired	(4,882)	(64,430)

Net increase (decrease) in shares outstanding before conversion	5,311	69,952
Shares issued upon conversion from Class A	10,639	138,203

Net increase (decrease) in shares outstanding	15,950	$208,155

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Allocation Funds did not utilize the SCA during the year ended September 30, 2012.

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Note 8. Dividends to Shareholders

Subsequent to the fiscal year, the Conservative Allocation Fund declared ordinary income dividends on October 10, 2012 to shareholders of record on October 11, 2012. The ex-dividend date was October 12, 2012. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.0411
Class B	0.0183
Class C	0.0183
Class R	0.0334
Class Z	0.0488

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

Prudential Asset Allocation Funds	61

Prudential Conservative Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.20	$11.41	$10.64	$10.28	$11.91
Income (loss) from investment operations:
Net investment income	.21	.23	.24	.24	.27
Net realized and unrealized gain (loss) on investment transactions	1.21	(.21)	.77	.51	(1.38)
Total from investment operations	1.42	.02	1.01	.75	(1.11)
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.23)	(.24)	(.24)	(.36)
Distributions from net realized gains	-	-	-	(.15)	(.16)
Total dividends and distributions	(.23)	(.23)	(.24)	(.39)	(.52)
Net asset value, end of year	$12.39	$11.20	$11.41	$10.64	$10.28
Total Return(b):	12.84%	.10%	9.61%	8.06%	(9.75)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$57,791	$53,890	$43,900	$35,354	$27,730
Average net assets (000)	$56,264	$52,244	$39,798	$26,869	$26,310
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.75%	.75%	.75%	.75%	.75%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.50%
Net investment income	1.80%	1.97%	2.21%	2.62%	2.38%
Portfolio turnover rate	23%	16%	29%	69%	24%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .76%, .77%, .80%, .87% and 1.00% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .52%, .55%, .62% and .75% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income ratios would have been 1.79%, 1.95%, 2.16%, 2.50% and 2.13% for the years ended September 30, 2012, 2011, 2010, 2009, and 2008, respectively. Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class B Shares
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.15	$11.37	$10.60	$10.25	$11.88
Income (loss) from investment operations:
Net investment income	.13	.15	.16	.16	.18
Net realized and unrealized gain (loss) on investment transactions	1.20	(.22)	.77	.52	(1.37)
Total from investment operations	1.33	(.07)	.93	.68	(1.19)
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.15)	(.16)	(.18)	(.28)
Distributions from net realized gains	-	-	-	(.15)	(.16)
Total dividends and distributions	(.15)	(.15)	(.16)	(.33)	(.44)
Net asset value, end of year	$12.33	$11.15	$11.37	$10.60	$10.25
Total Return(b):	11.96%	(.72)%	8.85%	7.21%	(10.42)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$43,162	$44,301	$50,082	$39,398	$20,376
Average net assets (000)	$44,359	$51,101	$45,227	$26,506	$15,543
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.50%
Net investment income	1.06%	1.27%	1.45%	1.75%	1.61%
Portfolio turnover rate	23%	16%	29%	69%	24%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.51%, 1.52%, 1.55%, 1.62% and 1.75% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .52%, .55%, .62% and .75% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income ratios would have been 1.05%, 1.25%, 1.40%, 1.63% and 1.36% for the years ended September 30, 2012, 2011, 2010, 2009, and 2008, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	63

Prudential Conservative Allocation Fund

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.16	$11.37	$10.61	$10.25	$11.88
Income (loss) from investment operations:
Net investment income	.13	.15	.16	.18	.18
Net realized and unrealized gain (loss) on investment transactions	1.20	(.21)	.76	.51	(1.37)
Total from investment operations	1.33	(.06)	.92	.69	(1.19)
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.15)	(.16)	(.18)	(.28)
Distributions from net realized gains	-	-	-	(.15)	(.16)
Total dividends and distributions	(.15)	(.15)	(.16)	(.33)	(.44)
Net asset value, end of year	$12.34	$11.16	$11.37	$10.61	$10.25
Total Return(b):	11.95%	(.63)%	8.75%	7.31%	(10.42)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,224	$20,380	$19,161	$13,762	$8,884
Average net assets (000)	$18,095	$20,876	$17,097	$10,334	$7,240
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.50%
Net investment income	1.10%	1.25%	1.43%	1.88%	1.62%
Portfolio turnover rate	23%	16%	29%	69%	24%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.51%, 1.52%, 1.55%, 1.62% and 1.75% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .52%, .55%, .62% and .75% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income ratios would have been 1.09%, 1.23%, 1.38%, 1.76% and 1.37%% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

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Class R Shares
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.23	$11.45	$10.68	$10.31	$11.91
Income (loss) from investment operations:
Net investment income	.17	.19	.21	.18	.32
Net realized and unrealized gain (loss) on investment transactions	1.22	(.21)	.78	.56	(1.43)
Total from investment operations	1.39	(.02)	.99	.74	(1.11)
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.20)	(.22)	(.22)	(.33)
Distributions from net realized gains	-	-	-	(.15)	(.16)
Total dividends and distributions	(.20)	(.20)	(.22)	(.37)	(.49)
Net asset value, end of year	$12.42	$11.23	$11.45	$10.68	$10.31
Total Return(b):	12.52%	(.23)%	9.37%	7.86%	(9.75)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$49	$74	$24	$13	$2
Average net assets (000)	$42	$58	$19	$3	$3
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.50%
Net investment income	1.48%	1.58%	1.87%	2.17%	2.12%
Portfolio turnover rate	23%	16%	29%	69%	24%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.01%, 1.02%, 1.05%, 1.12% and 1.25% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .52, .55%, .62% and .75% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income ratios would have been 1.47%, 1.56%, 1.82%, 2.05% and 1.87% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	65

Prudential Conservative Allocation Fund

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.24	$11.46	$10.68	$10.32	$11.95
Income (loss) from investment operations:
Net investment income	.24	.25	.27	.27	.27
Net realized and unrealized gain (loss) on investment transactions	1.22	(.21)	.78	.51	(1.36)
Total from investment operations	1.46	.04	1.05	.78	(1.09)
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.26)	(.27)	(.27)	(.38)
Distributions from net realized gains	-	-	-	(.15)	(.16)
Total dividends and distributions	(.26)	(.26)	(.27)	(.42)	(.54)
Net asset value, end of year	$12.44	$11.24	$11.46	$10.68	$10.32
Total Return(b):	13.17%	.26%	9.93%	8.31%	(9.51)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,960	$2,403	$1,078	$865	$1,021
Average net assets (000)	$3,176	$1,632	$1,020	$863	$579
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.50%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.50%
Net investment income	1.99%	2.15%	2.44%	2.91%	2.53%
Portfolio turnover rate	23%	16%	29%	69%	24%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .51%, .52%, .55%, .62% and .75% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .52%, .55%, .62% and .75% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income ratios would have been 1.98%, 2.13%, 2.39%, 2.79% and 2.28% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

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Prudential Moderate Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010		2009		2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.09	$11.41	$10.53		$10.64		$13.44
Income (loss) from investment operations:
Net investment income	.14	.15	.15		.17		.18
Net realized and unrealized gain (loss) on investment transactions	1.73	(.32)	.84		.19		(2.34)
Total from investment operations	1.87	(.17)	.99		.36		(2.16)
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.15)	(.11)		(.17)		(.31)
Distributions from net realized gains	-	-	-		(.30)		(.33)
Total dividends and distributions	(.16)	(.15)	(.11)		(.47)		(.64)
Net asset value, end of year	$12.80	$11.09	$11.41		$10.53		$10.64
Total Return(b):	17.00%	(1.63)%	9.40%		4.70%		(16.80)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$70,155	$60,123	$60,514		$53,471		$51,802
Average net assets (000)	$66,664	$65,266	$57,241		$43,547		$52,040
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.74%	.74%	.75%	(e)	.75%	(e)	.75%
Expenses, excluding distribution and service (12b-1) fees	.49%	.49%	.50%	(e)	.50%	(e)	.50%
Net investment income	1.11%	1.20%	1.37%	(e)	1.88%	(e)	1.49%
Portfolio turnover rate	27%	19%	28%		71%		23%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .76% and .80%, for the years ended September 30, 2010 and 2009, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51% and .55% for the years ended September 30, 2010 and 2009, respectively. The net investment income ratios would have been 1.36% and 1.83% for the years ended September 30, 2010 and 2009, respectively.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	67

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010		2009		2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.00	$11.32	$10.46		$10.56		$13.36
Income (loss) from investment operations:
Net investment income	.05	.06	.06		.10		.09
Net realized and unrealized gain (loss) on investment transactions	1.71	(.32)	.83		.19		(2.33)
Total from investment operations	1.76	(.26)	.89		.29		(2.24)
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.06)	(.03)		(.09)		(.23)
Distributions from net realized gains	-	-	-		(.30)		(.33)
Total dividends and distributions	(.07)	(.06)	(.03)		(.39)		(.56)
Net asset value, end of year	$12.69	$11.00	$11.32		$10.46		$10.56
Total Return(b):	16.06%	(2.32)%	8.56%		3.88%		(17.42)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$53,400	$54,580	$66,364		$50,890		$40,355
Average net assets (000)	$55,362	$68,070	$60,124		$37,913		$41,167
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.49%	1.49%	1.50%	(d)	1.50%	(d)	1.50%
Expenses, excluding distribution and service (12b-1) fees	.49%	.49%	.50%	(d)	.50%	(d)	.50%
Net investment income	.40%	.48%	.59%	(d)	1.07%	(d)	.77%
Portfolio turnover rate	27%	19%	28%		71%		23%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.51% and 1.55% for the years ended September 30, 2010 and 2009, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51% and .55% the years ended September 30, 2010 and 2009, respectively. The net investment income ratios would have been .58% and 1.02% for the years ended September 30, 2010 and 2009, respectively.

See Notes to Financial Statements.

68	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010		2009		2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.99	$11.32	$10.46		$10.56		$13.35
Income (loss) from investment operations:
Net investment income	.04	.05	.07		.10		.09
Net realized and unrealized gain (loss) on investment transactions	1.73	(.32)	.82		.19		(2.32)
Total from investment operations	1.77	(.27)	.89		.29		(2.23)
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.06)	(.03)		(.09)		(.23)
Distributions from net realized gains	-	-	-		(.30)		(.33)
Total dividends and distributions	(.07)	(.06)	(.03)		(.39)		(.56)
Net asset value, end of year	$12.69	$10.99	$11.32		$10.46		$10.56
Total Return(b):	16.16%	(2.41)%	8.56%		3.88%		(17.35)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,485	$16,894	$17,202		$14,767		$15,024
Average net assets (000)	$18,652	$18,569	$16,324		$12,398		$15,886
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.49%	1.49%	1.50%	(d)	1.50%	(d)	1.50%
Expenses, excluding distribution and service (12b-1) fees	.49%	.49%	.50%	(d)	.50%	(d)	.50%
Net investment income	.36%	.44%	.61%	(d)	1.18%	(d)	.74%
Portfolio turnover rate	27%	19%	28%		71%		23%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.51% and 1.55% for the years ended September 30, 2010 and 2009, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51% and .55% for the years ended September 30, 2010 and 2009, respectively. The net investment income ratios would have been .60% and 1.13% for the years ended September 30, 2010 and 2009, respectively.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	69

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010		2009		2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.05	$11.37	$10.50		$10.63		$13.42
Income (loss) from investment operations:
Net investment income	.13	.09	.13		.14		.17
Net realized and unrealized gain (loss) on investment transactions	1.71	(.29)	.82		.19		(2.35)
Total from investment operations	1.84	(.20)	.95		.33		(2.18)
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.12)	(.08)		(.16)		(.28)
Distributions from net realized gains	-	-	-		(.30)		(.33)
Total dividends and distributions	(.13)	(.12)	(.08)		(.46)		(.61)
Net asset value, end of year	$12.76	$11.05	$11.37		$10.50		$10.63
Total Return(b):	16.76%	(1.86)%	9.10%		4.43%		(16.93)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7	$11	$2		$2		$2
Average net assets (000)	$9	$5	$2		$2		$2
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.99%	.99%	1.00%	(e)	1.00%	(e)	1.00%
Expenses, excluding distribution and service (12b-1) fees	.49%	.49%	.50%	(e)	.50%	(e)	.50%
Net investment income	1.08%	.71%	1.17%	(e)	1.59%	(e)	1.41%
Portfolio turnover rate	27%	19%	28%		71%		23%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.01% and 1.05% for the years ended September 30, 2010 and 2009, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51% and .55% for the years ended September 30, 2010 and 2009, respectively. The net investment income ratios would have been 1.16% and 1.54% the years ended September 30, 2010 and 2009, respectively.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010		2009		2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.10	$11.42	$10.54		$10.66		$13.46
Income (loss) from investment operations:
Net investment income	.17	.17	.18		.22		.20
Net realized and unrealized gain (loss) on investment transactions	1.73	(.32)	.83		.16		(2.33)
Total from investment operations	1.90	(.15)	1.01		.38		(2.13)
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.17)	(.13)		(.20)		(.34)
Distributions from net realized gains	-	-	-		(.30)		(.33)
Total dividends and distributions	(.19)	(.17)	(.13)		(.50)		(.67)
Net asset value, end of year	$12.81	$11.10	$11.42		$10.54		$10.66
Total Return(b):	17.28%	(1.40)%	9.63%		4.94%		(16.57)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,052	$2,351	$2,087		$1,874		$2,290
Average net assets (000)	$2,590	$2,198	$1,879		$1,680		$2,675
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.49%	.49%	.50%	(d)	.50%	(d)	.50%
Expenses, excluding distribution and service (12b-1) fees	.49%	.49%	.50%	(d)	.50%	(d)	.50%
Net investment income	1.38%	1.43%	1.59%	(d)	2.20%	(d)	1.62%
Portfolio turnover rate	27%	19%	28%		71%		23%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .51% and .55% for the years ended September 30, 2010 and 2009, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51% and .55% for the years ended September 30, 2010 and 2009, respectively. The net investment income ratios would have been 1.58% and 2.15% for the years ended September 30, 2010 and 2009, respectively.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	71

Prudential Growth Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010	2009	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.23	$11.62	$10.75	$11.04	$15.08
Income (loss) from investment operations:
Net investment income	.05	.04	.04	.10	.08
Net realized and unrealized gain (loss) on investment transactions	2.30	(.43)	.93	(.15)	(3.53)
Total from investment operations	2.35	(.39)	.97	(.05)	(3.45)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.10)	-	(.30)
Distributions from net realized gains	-	-	-	(.24)	(.29)
Total dividends and distributions	-	-	(.10)	(.24)	(.59)
Net asset value, end of year	$13.58	$11.23	$11.62	$10.75	$11.04
Total Return(b):	20.93%	(3.36)%	9.06%	.33%	(23.72)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,934	$30,888	$30,211	$26,846	$26,501
Average net assets (000)	$35,571	$33,830	$29,037	$21,419	$28,816
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.75%	.75%	.75%	.75%	.76%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.51%
Net investment income	.41%	.29%	.41%	1.15%	.60%
Portfolio turnover rate	30%	20%	24%	46%	22%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .94%, .94%, .97%, 1.13% and .94% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .69%, .72%, .88% and .69% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income ratios would have been .22%, .10%, .19%, .77% and .42% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class B Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010	2009	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.91	$11.38	$10.54	$10.92	$14.93
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.05)	(.04)	.03	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.22	(.42)	.91	(.17)	(3.49)
Total from investment operations	2.19	(.47)	.87	(.14)	(3.51)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.03)	-	(.21)
Distributions from net realized gains	-	-	-	(.24)	(.29)
Total dividends and distributions	-	-	(.03)	(.24)	(.50)
Net asset value, end of year	$13.10	$10.91	$11.38	$10.54	$10.92
Total Return(b):	20.07%	(4.13)%	8.28%	(.51)%	(24.26)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$28,111	$27,713	$33,340	$29,371	$28,335
Average net assets (000)	$29,094	$35,195	$32,262	$23,273	$31,100
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%	1.50%	1.50%	1.51%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.51%
Net investment income (loss)	(.26)%	(.42)%	(.36)%	.38%	(.13)%
Portfolio turnover rate	30%	20%	24%	46%	22%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.69%, 1.69%, 1.72%, 1.88% and1.69% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .69%, .72%, .88% and .69% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income/(loss) ratios would have been (.45)%, (.61)%, (.58)%, .00% and (.31)% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	73

Prudential Growth Allocation Fund

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010	2009	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.92	$11.39	$10.55	$10.93	$14.92
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.06)	(.04)	.04	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.22	(.41)	.91	(.18)	(3.47)
Total from investment operations	2.19	(.47)	.87	(.14)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.03)	-	(.21)
Distributions from net realized gains	-	-	-	(.24)	(.29)
Total dividends and distributions	-	-	(.03)	(.24)	(.50)
Net asset value, end of year	$13.11	$10.92	$11.39	$10.55	$10.93
Total Return(b):	20.05%	(4.13)%	8.27%	(.51)%	(24.13)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,566	$8,182	$8,485	$7,806	$8,135
Average net assets (000)	$8,756	$9,614	$8,334	$6,366	$9,082
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%	1.50%	1.50%	1.51%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.51%
Net investment income (loss)	(.28)%	(.47)%	(.34)%	.44%	(.11)%
Portfolio turnover rate	30%	20%	24%	46%	22%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.69%, 1.69%, 1.72%, 1.88% and 1.69% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .69%, .72%, .88% and .69% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income/(loss) ratios would have been (.47)%, (.66)%, (.56)%, .06% and (.29)% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

74	Visit our website at www.prudentialfunds.com

Class R Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010	2009	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.17	$11.58	$10.72	$11.04	$15.04
Income (loss) from investment operations:
Net investment income	.03	.01	.02	.08	.07
Net realized and unrealized gain (loss) on investment transactions	2.28	(.42)	.91	(.16)	(3.54)
Total from investment operations	2.31	(.41)	.93	(.08)	(3.47)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.07)	-	(.24)
Distributions from net realized gains	-	-	-	(.24)	(.29)
Total dividends and distributions	-	-	(.07)	(.24)	(.53)
Net asset value, end of year	$13.48	$11.17	$11.58	$10.72	$11.04
Total Return(b):	20.68%	(3.54)%	8.73%	.05%	(23.84)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3	$2	$2	$2	$2
Average net assets (000)	$2	$2	$2	$2	$2
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.00%	1.00%	1.00%	1.00%	1.01%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.51%
Net investment income	.22%	.11%	.15%	.90%	.49%
Portfolio turnover rate	30%	20%	24%	46%	22%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.05%, 1.19%, 1.22%, 1.38% and 1.19%, for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .56%, .69%, .72%, .88% and .69%, for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income/(loss) ratios would have been .15%, (.08)%, (.07)%, .52% and .31%, for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	75

Prudential Growth Allocation Fund

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2012(a)	2011(a)	2010	2009	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.32	$11.69	$10.81	$11.08	$15.11
Income (loss) from investment operations:
Net investment income	.06	.06	.15	.12	.12
Net realized and unrealized gain (loss) on investment transactions	2.35	(.43)	.85	(.15)	(3.53)
Total from investment operations	2.41	(.37)	1.00	(.03)	(3.41)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.12)	-	(.33)
Distributions from net realized gains	-	-	-	(.24)	(.29)
Total dividends and distributions	-	-	(.12)	(.24)	(.62)
Net asset value, end of year	$13.73	$11.32	$11.69	$10.81	$11.08
Total Return(b):	21.29%	(3.17)%	9.33%	.51%	(23.44)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,112	$515	$345	$429	$438
Average net assets (000)	$786	$448	$361	$333	$426
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.51%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.50%	.51%
Net investment income	.49%	.43%	.87%	1.41%	.88%
Portfolio turnover rate	30%	20%	24%	46%	22%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .69%, .69%,.72%, .88% and .69% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .69%, .72%, .88% and .69%, for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. The net investment income/(loss) ratios would have been .31%, .24%, .65%, 1.03% and .70% for the years ended September 30, 2012, 2011, 2010, 2009 and 2008, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

76	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Asset Allocation Funds (comprised of Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund and Prudential Growth Allocation Fund, three of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Funds”), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 20, 2012

Prudential Asset Allocation Funds	77

Federal Income Tax Information

(Unaudited)

For the fiscal year ended September 30, 2012, The Prudential Asset Allocation Funds report the maximum amount allowable but not less than the following percentages of their ordinary income dividends paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
Conservative Allocation Fund	25.06%	9.94%	71.57%
Moderate Allocation Fund	75.58%	22.65%	60.08%
Growth Allocation Fund	0.00%	0.00%	0.00%

Interest-related dividends do not include any distributions paid by a Fund with respect to Fund tax years beginning after September 30, 2012. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2012.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 61

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential Asset Allocation Funds

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Asset Allocation Funds

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Funds’ Boards of Directors

The Boards of Directors (the “Board”) of Prudential Asset Allocation Funds (each, a “Fund”, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered

[1]

Each of the Prudential Asset Allocation Funds is a series of The Prudential Investment Portfolios, Inc. There are three Prudential Asset Allocation Funds: Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Conservative Allocation Fund.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Directors determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance, and other services to each Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Funds. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of each Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2011 exceeded the management fees paid by each Fund, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for each Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of each Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Funds’ securities lending agent, transfer agency fees received by each Fund’s transfer agent (which is affiliated with PI), and benefits to its

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

reputation as well as other intangible benefits resulting from PI’s association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of each Fund for the one-, three- and five-year periods ended December 31, 2011.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended September 30, 2011. The Board considered the management fee for each Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe2 and the Peer Group for each Fund were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed each Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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[2]	•	For Prudential Conservative Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe.
•

For Prudential Moderate Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Growth Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for fund performance comparisons.

•	For Prudential Growth Allocation Fund, the Fund was compared to the Lipper Multi-Cap Core Funds Performance Universe.

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Prudential Conservative Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods, though it underperformed over the one-year period.
•	The Board accepted PI’s recommendation to continue the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2013.
•

The Board noted information provided by PI indicating that the Fund’s fourth quartile expense ranking was attributable to the fact that many of the other funds included in the Peer Group received fee waivers and/or expense reimbursements.

•	The Board concluded that, in light of the Fund’s competitive performance over the long term, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Moderate Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods, though it underperformed over the one-year period.
•	The Board accepted PI’s recommendation to continue the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2013.
•

The Board noted information provided by PI indicating that the Fund’s fourth quartile expense ranking was attributable to the fact that many of the other funds included in the Peer Group received fee waivers and/or expense reimbursements.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

•

The Board concluded that, in light of the Fund’s competitive performance especially against its benchmark index, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Growth Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over three- and five-year periods, though it underperformed over the one-year period.
•	The Board accepted PI’s recommendation to retain the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2013.
•

The Board noted information provided by PI indicating that the Fund’s fourth quartile expense ranking was attributable to the fact that many of the other funds included in the Peer Group received fee waivers and/or expense reimbursements.

•

The Board concluded that, in light of the Fund’s competitive performance against its benchmark index over the longer term, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Funds has delegated to each Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus for each Fund contain this and other information about the Funds. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Funds, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. Each Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ASSET ALLOCATION FUNDS	NASDAQ	CUSIP		NASDAQ	CUSIP
Conservative Allocation (Class A)	JDUAX	74437E750	Moderate Allocation (Class R)	JMARX	74437E610
Conservative Allocation (Class B)	JDABX	74437E743	Moderate Allocation (Class Z)	JDMZX	74437E776
Conservative Allocation (Class C)	JDACX	74437E735	Growth Allocation (Class A)	JDAAX	74437E685
Conservative Allocation (Class R)	JDARX	74437E628	Growth Allocation (Class B)	JDGBX	74437E677
Conservative Allocation (Class Z)	JDAZX	74437E784	Growth Allocation (Class C)	JDGCX	74437E669
Moderate Allocation (Class A)	JDTAX	74437E727	Growth Allocation (Class R)	JGARX	74437E594
Moderate Allocation (Class B)	JDMBX	74437E719	Growth Allocation (Class Z)	JDGZX	74437E768
Moderate Allocation (Class C)	JDMCX	74437E693

MF194E    0234498-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2012 and September 30, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $147,000 and $147,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended September 30, 2012, KPMG billed the Registrant $3,202 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders and for professional services rendered in connection with agreed upon procedures performed related to an in-kind distribution of equity securities. Not applicable for the fiscal year ended September 30, 2011.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 19, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	November 19, 2012